                                                     Registration Nos. 333-63155
                                                                       811-08995
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [ ]
Pre-Effective Amendment No.                                                 [ ]
Post-Effective Amendment No. 9                                               [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [ ]
      Amendment No. 9                                                        [X]

                        (Check appropriate box or boxes.)

                         THE NAVELLIER MILLENNIUM FUNDS
                         ------------------------------
               (Exact name of registrant as specified in charter)

One East Liberty, Third Floor
Reno, Nevada                                                               89501
----------------------------------------------------------           -----------
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's Telephone Number, Including Area Code (800) 887-8671

                                  Arjen Kuyper
                         The Navellier Millennium Funds
                          One East Liberty, Third Floor
                               Reno, Nevada 89501

                     (Name and Address of Agent For Service)

                                    Copy to:

                             Samuel Kornhauser, Esq.
                        Law Offices of Samuel Kornhauser
                         155 Jackson Street, Suite 1807
                             San Francisco, CA 94111
                                 (415) 981-6281

It is proposed that this filing will become effective:

         X   immediately upon filing pursuant to paragraph (b)
        ---
            on (date) pursuant to paragraph (b)
        ---
            60 days after filing pursuant to paragraph (a)(1)
        ---
            on (date) pursuant to paragraph (a)(1)
        ---
            75 days after filing pursuant to paragraph (a)(2)
        ---
            on (date) pursuant to paragraph (a)(2) of rule 485
        ---

If appropriate, check the following box:

         X  this post-effective amendment designates a new effective date
        --- (April 30, 2002) for a previously filed post-effective amendment.

Title of Securities Being Registered:
      Investment Company Shares

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INTRODUCING OUR PORTFOLIOS..................................    1
NAVELLIER TOP 20 PORTFOLIO..................................    2
NAVELLIER INTERNATIONAL GROWTH PORTFOLIO....................    8
NAVELLIER LARGE CAP GROWTH PORTFOLIO........................   13
NAVELLIER ALL CAP GROWTH PORTFOLIO..........................   18
NAVELLIER MID CAP GROWTH PORTFOLIO..........................   23
NAVELLIER MONEY MARKET PORTFOLIO............................   28
FINANCIAL HIGHLIGHTS........................................   32
WHO IS RESPONSIBLE FOR THE PORTFOLIOS.......................   42
Investment Adviser..........................................   42
Distributor.................................................   42
ACCOUNT POLICIES............................................   42
UNDERSTANDING EARNINGS......................................   44
UNDERSTANDING TAXES.........................................   44
HOW TO BUY, SELL, AND EXCHANGE SHARES.......................   46
Buying shares...............................................   50
Selling or exchanging shares................................   51
Buying or selling through selected broker-dealers...........   52
NEED TO KNOW MORE? (BACK COVER).............................   54


More detailed information on subjects covered in this prospectus are contained within the Statement of Additional Information (SAI). Investors seeking a more in-depth explanation of the Portfolios should request the SAI to review before purchasing shares of the Portfolios.

Nondeposit investment products are not insured by the FDIC. They are not deposits nor are they obligations of, or guaranteed by, any bank or bank affiliate. They involve investment risks, including possible loss of the principal amount invested.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY)

INTRODUCING OUR PORTFOLIOS
--------------------------------------------------------------------------------

WHO SHOULD INVEST IN OUR PORTFOLIOS?

The Navellier Millennium Funds Portfolios use an aggressive investment style suitable for investors willing to accept more risk and tolerate more price fluctuations while seeking higher than average returns. These Navellier Millennium Funds Portfolios are for investors who can keep their money invested for longer periods, preferably at least five years, without needing to rely on this money for other purposes. The Navellier Millennium Funds Portfolios are not suitable for investors seeking current income.

ONE INVESTMENT GOAL FOR ALL OF OUR PORTFOLIOS

The investment goal for each of the Navellier Millennium Funds Portfolios is to achieve long-term capital growth -- in other words, to increase the value of your investment over time. The investment goal of each Portfolio can only be changed with shareholder approval.

KEY DEFINITIONS

"We", "Us", "Our" and "Fund" -- mean The Navellier Millennium Funds.

"You" and "Your" -- mean the prospective investor.

"Portfolio" -- refers to each individual Navellier Millennium Funds Portfolio, which combined, make up the "Fund."

"Equity Portfolios" -- refer to the 5 Portfolios that invest mainly in stocks.

"Money Market Portfolio" -- refers to the Money Market Portfolio that invests mainly in short-term United States Government securities.

"Market capitalization" -- means the number of shares available for trading multiplied by the price per share.

LIMITED PROTECTION

An investment in the Portfolios is not a bank deposit and has no FDIC protection. Please be aware that the Fund's investments in equity securities and money market securities have no FDIC protection.

                CUSTOMER ASSISTANCE PHONE NUMBER: 1-800-887-8670

               SHAREHOLDER AND ACCOUNT INQUIRIES: 1-800-622-1386

                                                                  A SHARES NTGRX

                                                                  B SHARES NTWBX
NAVELLIER TOP 20 PORTFOLIO                                        C SHARES NTWCX
--------------------------------------------------------------------------------

THE PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING MAINLY IN STOCKS OF COMPANIES WITH THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY

The Portfolio will invest in equity securities of companies selected for their growth or value potential. At times, the Portfolio may invest up to 100% of its total assets in such securities. The Portfolio may invest in the securities of a broad range of companies without restriction on their market capitalization (possibly including investments in foreign securities of companies in emerging markets). The Portfolio may invest in, among other things:

     -  common stock

     -  preferred stock

     -  convertible preferred stock

     -  convertible debt

We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates.

Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include:

     -  earnings growth

     -  expanding profit margins

     - market dominance and/or factors that create potential for market dominance

     -  sales growth

     - other factors that indicate a company's potential for growth or increased value

We select the twenty stocks with the highest rankings based on our analysis, although we will not necessarily limit our investments to only those stocks. We are not limited as to the type, operating history, or dividend paying record of companies or industries in which this Portfolio may invest. The main criteria for investment is that the securities provide opportunities for capital growth and that they rank in our top 20 highest rated investment opportunities when we make our analysis. Our analysis is made at least once a month. Currently this Portfolio invests primarily in what we believe are undervalued common stocks with long-term appreciation potential.

Typically, we purchase common stocks of issuers with records of profitability and strong earnings momentum. These issuers may be lesser known companies moving from a lower to a higher market share position within their industry groups, rather than the largest and best known companies in such groups. However, we may also purchase common stocks of well known, highly researched large companies if we believe such common stocks offer opportunity for long-term capital appreciation.

Every quarter we evaluate our tests and re-weight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of our reward/risk ratio and there are other available securities that do, we will probably sell the security that does not meet our criteria.

WHAT WE INVEST IN

Under normal conditions, the Portfolio invests at least 80% of its total assets in companies without regard to market capitalization. The remaining 20% may be invested in other types of securities, such as:

     - bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and/or

     - up to 15% of its total assets in foreign securities traded on the United States market.

The Portfolio has adopted a policy to provide the Portfolio's shareholders with at least sixty (60) days' advance written notice in plain English in the event of any change in investment policy.

THE PRINCIPAL RISKS

As with any mutual fund, there are risks to investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

MARKET RISK Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

LIQUIDITY RISK Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in the Portfolio unless you are willing to accept this risk.

CONCENTRATED INVESTMENT RISK The Portfolio is not a diversified portfolio. This means that the Portfolio may invest up to 10% of its total assets in securities of a single issuer and up to 25% of its total assets in securities of companies in a single industry. The Portfolio is subject to a greater risk of loss because of its non-diversified status. There is also a greater potential for volatility. The Portfolio's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

FOREIGN SECURITIES RISKS

POLITICAL RISK The risk that a change in foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

CURRENCY RISK The risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

LIMITED INFORMATION RISK The risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

EMERGING MARKET COUNTRY RISK The risk associated with investment in foreign securities is heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

SETTLEMENT AND CLEARANCE RISK The risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

LIQUIDITY RISK Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the portfolio's performance. The more often stocks are traded, the more a portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Thus a high portfolio turnover rate could increase costs and capital gains taxes, but may be necessary in order to attempt to maximize performance. We do not expect the Portfolio to have a turnover rate of more than 300% each year, and it may be lower. We will go higher if we believe it will improve the Portfolio's performance.

HOW THE PORTFOLIO HAS PERFORMED

The chart below gives some indication of the risks or rewards of investing in the Navellier Top 20 Portfolio. Of course, past performance is not necessarily an indication of future performance. The information provided is for the initial share class (Class A shares) and does not reflect sales charges, which reduce returns.

YEAR BY YEAR TOTAL RETURNS(1)


                               NAVELLIER TOP 20 PORTFOLIO


[BAR GRAPH]


  1999        2000        2001        2002
--------    --------    --------    ---------
 75.91%      -8.05%     -20.89%      -34.13%


The inception of the Navellier Top 20 Portfolio was September 30, 1998. The performance from September 30, 1998 through December 31, 1998 was 25.50%.


(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did. For example, a 4.95% load would have resulted in a -37.39% total return for 2002.


The Portfolio's shares may be sold subject to a Contingent Deferred Sales Charge ("CDSC") (depending on the class of shares purchased and the length of time held). This CDSC is not reflected in the Bar Chart's performance figures. If the CDSC were reflected, the returns (and the highest and lowest quarterly return figures) would be lower than those figures shown on the Bar Chart depending on whether an investor redeemed and how much the CDSC charge was.

AVERAGE ANNUAL RETURNS This table compares the Portfolio's class A, B and C shares' average annual returns to the Russell 3000 Growth Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.

                                                               RETURN
                                            RETURN          AFTER TAXES
                                         AFTER TAXES      ON DISTRIBUTIONS
  NAVELLIER TOP 20        RETURN       ON DISTRIBUTIONS     AND SALE OF        RUSSELL
 PORTFOLIO A SHARES    BEFORE TAXES*        ONLY*           FUND SHARES      3000 GROWTH   RUSSELL 3000
-------------------------------------------------------------------------------------------------------
One Year.............     -37.39%           -37.39%            -22.58%         -28.03%        -21.54%
Since Inception
  (annualized)(1)....       0.13%            -1.13%              0.66%          -6.26%         -1.35%


* The performance figures include the Fund's maximum 4.95% front end sales load deduction. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares, and after-tax returns for other classes of Fund shares may vary. The indices' returns reflect no deduction for fees, expenses or taxes. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


                                                                               ANNUALIZED
                                                              ONE YEAR(6)    SINCE INCEPTION
--------------------------------------------------------------------------------------------
Navellier Top 20 Class B....................................    -34.62%           -31.56%(2)
Navellier Top 20 Class C....................................    -34.65%           -25.32%(3)
Russell 3000 Growth Index(4)................................    -28.03%            -6.26%
Russell 3000 Index(5).......................................    -21.54%            -1.35%



(1) The effective date of the Navellier Top 20 Portfolio Class A Shares was September 30, 1998. Performance was measured against the Russell 3000 Growth Index and the Russell 3000 Index from September 30, 1998 through December 31, 2002.



(2) Sales of the Class B shares began March 28, 2000. Performance was measured against the Russell 3000 Growth Index and the Russell 3000 Index from March 28, 2000 through December 31, 2002.



(3) Sales of the Class C shares began April 18, 2000. Performance was measured against the Russell 3000 Growth Index and the Russell 3000 Index from April 18, 2000 through December 31, 2002.


(4) The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(5) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Index does not include fees or expenses and is not available for direct investment.


(6) For the year ending December 31, 2002.


HIGHEST AND LOWEST QUARTERLY RETURNS

Highest Quarter: up 33.31% (4th Quarter             Lowest Quarter: down 27.08% (4th Quarter
  1999)                                                                                2000)

FEES AND EXPENSES OF THIS PORTFOLIO

This section will help you understand the fees and operating expenses of the Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

FEES This table describes the fees you may pay if you buy and hold shares of the Portfolio. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the Portfolio and the amount of your investment. You will find details about fee discounts and waivers under "How to Buy, Sell and Exchange Shares" in this Prospectus.

                                                               CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as % of
  offering price)..........................................      4.95%      None       None
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  net asset value).........................................      5.21%      None       None
Maximum Deferred Sales Charge (Load) (as % of redemption
  proceeds)................................................      0.00%(2)   5.00%      1.00%
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/ Distributions.................................      None       None       None
Redemption Fee (as % of amount redeemed, if applicable)....      None       None       None
Exchange Fee (1)...........................................     $0-$5      $0-$5      $0-$5

(1) Shares of each Portfolio of the Fund may be exchanged for shares of other Portfolios at net asset value without charge (up to five (5) exchanges per account). There is a charge of $5 per exchange thereafter. There is no additional sales charge (load) on exchanges of shares of one class of a portfolio for shares of the same class of another Portfolio.

(2) There is no CDSC for A shares. However, there is a 1% CDSC on purchases over $1,000,000, if you redeem within 18 months of your purchase. There is no additional sales charge (load) on exchanges of one class of shares of a portfolio for shares of the same class of another Portfolio.

OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO This table describes the operating expenses you may pay if you buy and hold shares of the Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all classes of the Portfolio and are allocated on a pro rata basis.


                                                               (as a % of average daily net assets)
                                                               CLASS A       CLASS B       CLASS C
----------------------------------------------------------------------------------------------------
Management Fee..............................................     1.00%        1.00%         1.00%
Distribution (and/or service)(12b-1) Fees...................     0.25%        1.00%(2)      1.00%(2)
Other Expenses..............................................     1.02%        1.02%         1.02%
Total Annual Fund Operating Expenses (1)....................     2.27%        3.02%         3.02%
Expense Reimbursement (1)...................................     0.77%        0.77%         0.77%
Net Annual Portfolio Operating Expenses.....................     1.50%        2.25%         2.25%



(1) Reflects Investment Adviser's contractual waiver for the fiscal year ended December 31, 2002 of reimbursement of a portion of the Portfolio's expenses paid by the Investment Adviser. The Investment Adviser has also agreed to this partial waiver of reimbursement for the fiscal year ended December 31, 2003.


(2) The 1% 12b-1 fee is allocated 0.75% to distribution services and 0.25% to Shareholder services.

FEE EXAMPLE This example is intended to help you compare the cost of investing in the various classes of shares of the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses (i.e., without the expense reimbursement) for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs are as follows:


Fees and expenses if you sold shares after:
                                                              CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------
1 Year......................................................  $  640     $  728     $  328
3 Years.....................................................  $1,099     $1,261     $  861
5 Years.....................................................  $1,583     $1,719     $1,519
10 Years....................................................  $2,915     $3,024     $3,282



Fees and expenses if you did not sell your shares:
                                                              CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------
1 Year......................................................  $  640     $  228     $  228
3 Years.....................................................  $1,099     $  861     $  861
5 Years.....................................................  $1,583     $1,519     $1,519
10 Years....................................................  $2,915     $3,024     $3,282

EXPENSES PAID TO THE DISTRIBUTOR

The Portfolio is allowed to pay fees to the Distributor and others for promoting, selling, distributing and/or servicing its shares. These are commonly called "12b-1 fees." Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase ("front end load") or at the time of sale ("back end load"). Payments are made monthly and can be up to 0.25% annually of the Portfolio's average daily net assets for Class A shares and up to 1.00% annually of the Portfolio's average daily net assets for Class B and Class C shares.

                                                                  A SHARES NAIMX
                                                                  B SHARES NBIMX
NAVELLIER INTERNATIONAL GROWTH PORTFOLIO                          C SHARES NCIMX
--------------------------------------------------------------------------------

THE PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING IN FOREIGN STOCKS WITH THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY

The Navellier International Growth Portfolio is intended to take advantage of the global economy while achieving long term capital appreciation. The Portfolio has been designed to provide diversification benefits to domestic equity portfolios. In an effort to keep expenses at a minimum, the Portfolio will invest in international markets through the use of sponsored and unsponsored foreign stocks and American Depositary Receipts (ADRs). American Depositary Receipts are investment vehicles whereby foreign companies offer their stock for purchase on U.S. stock exchanges, denominated in American dollars. We attempt to uncover those stocks with strong return potential and acceptable risk characteristics by exploiting market inefficiencies utilizing the Navellier value added quantitative stock selection model, portfolio optimization, and risk analysis. Our stock analysis is performed at least once a month. The Portfolio may invest in the securities of a broad range of companies without restriction to their market capitalization (possibly including investments in foreign securities of companies in emerging markets). At times, the Portfolio may invest up to 100% of its total assets in such securities. We are not limited as to the type, operating history or dividend paying record of companies in which the Portfolio may invest. The Portfolio employs the Morgan Stanley E.A.F.E. Index as a relative benchmark for performance. The Morgan Stanley E.A.F.E. Index is considered to be the appropriate benchmark for international investing.

Every quarter we evaluate our tests and re-weight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of our reward/risk ratio and there are other available securities that do, we will probably sell the security that does not meet our criteria.

WHAT WE INVEST IN

Under normal conditions, the Portfolio invests at least 80% of its total assets in sponsored and unsponsored foreign stocks and ADRs of companies without regard to market capitalization. The remaining 20% may be invested in other types of securities, such as: bonds, cash, or cash equivalents for temporary defensive purposes if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions.

The Portfolio has adopted a policy to provide the Portfolio's shareholders with at least sixty (60) days' advance written notice in plain English in the event of any change in investment policy.

THE PRINCIPAL RISKS

As with any mutual fund, there are risks to investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

MARKET RISK Investment in international sponsored and unsponsored stocks and ADRs is subject to the risks of changing political, economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

LIQUIDITY RISK Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in this Portfolio unless you are willing to accept this risk.

CONCENTRATED INVESTMENT RISK The Portfolio is not a diversified portfolio. This means that the Portfolio may invest up to 10% of its total assets in securities of a single issuer and up to 25% of its total assets in securities of companies in a single industry. The Portfolio is subject to a greater risk of loss because of its non-diversified status. There is also a greater potential for volatility. The Portfolio's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

FOREIGN SECURITIES RISKS

POLITICAL RISK The risk that a change in foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

CURRENCY RISK The risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

LIMITED INFORMATION RISK The risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. Investment in an unsponsored foreign stock could create the risk that an investment might be made in a stock for which we could not obtain all necessary information.

EMERGING MARKET COUNTRY RISK The risk associated with investment in foreign securities is heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

SETTLEMENT AND CLEARANCE RISK The risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

LIQUIDITY RISK Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the portfolio's performance. The more often stocks are traded, the more a portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Thus a high portfolio turnover rate could increase costs and capital gains taxes but may be necessary in order to attempt to maximize performance. We do not expect the Portfolio to have a turnover rate of more than 300% each year, and it may be lower. We will go higher if it will improve the Portfolio's performance.

HOW THE PORTFOLIO HAS PERFORMED

The chart below gives some indication of the risks or rewards of investing in the Navellier International Growth Portfolio. Of course, past performance is not necessarily an indication of future performance. The information provided is for the initial share class (Class A shares) and does not reflect sales charges, which reduce returns.

YEAR BY YEAR TOTAL RETURNS(1)

                            NAVELLIER INTERNATIONAL GROWTH PORTFOLIO

                                  [BAR GRAPH]


 2001       2002
-------    -------
-19.38%    -11.22%



The inception of the Navellier International Growth Portfolio was September 5, 2000. The performance from September 5, 2000 through December 31, 2000 was -26.90%.



(1) These figures are as of December 31 of each year. They do not reflect sales charges. The Portfolio's shares may be sold subject to a Contingent Deferred Sales Charge ("CDSC") (depending on the class of shares purchased, the amount purchased and the length of time held). This CDSC is not reflected in the Bar Chart's performance figures. If the CDSC were reflected, the returns (and the highest and lowest quarterly return figures) would be lower than those figures shown on the Bar Chart depending on whether an investor redeemed and how much the CDSC charge was.


AVERAGE ANNUAL RETURNS This table compares this Portfolio's average annual returns to the MSCI EAFE Index for the same time period. This information may help provide an indication of this Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. This Portfolio's past performance is not a guarantee of how it will perform in the future.

The sale of Class B shares and Class C shares began as of November 2, 2000 and January 12, 2001, respectively. The average annual return information shown below is for the initial class of shares of the Portfolio (Class A shares).


                                                RETURN AFTER         RETURN AFTER TAXES        MSCI
NAVELLIER INTERNATIONAL         RETURN            TAXES ON            ON DISTRIBUTIONS       E.A.F.E.
GROWTH PORTFOLIO A SHARES    BEFORE TAXES*   DISTRIBUTIONS ONLY*   AND SALE OF FUND SHARES    INDEX
-----------------------------------------------------------------------------------------------------
One Year..................      -15.63%            -15.72%                  -9.39%            -15.66%
Since Inception
  (annualized)(1).........      -26.00%            -26.03%                 -19.88%            -19.25%


* The performance figures include the Fund's maximum 4.95% front end sales load deduction. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares, and after-tax returns for other classes of Fund shares may vary. The index's returns reflect no deduction for fees, expenses or taxes. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                                                                 ANNUALIZED
                                                               ONE YEAR(5)     SINCE INCEPTION
----------------------------------------------------------------------------------------------
Navellier Intl. Growth Class B.............................      -11.58%           -20.65%(2)
Navellier Intl. Growth Class C.............................      -11.91%           -16.11%(3)
MSCI EAFE Index (4)........................................      -15.66%           -19.25%



(1) The effective date of the Navellier International Growth Class A Shares was September 5, 2000. Performance was measured against the MSCI EAFE Index from September 5, 2000 through December 31, 2002.



(2) Sales of the Class B shares began November 2, 2000. Performance was measured against the MSCI EAFE Index from November 2, 2000 through December 31, 2002.



(3) Sales of the Class C shares began January 12, 2001. Performance was measured against the MSCI EAFE Index from January 12, 2001 through December 31, 2002.


(4) The MSCI EAFE Index is an unmanaged index, designed by Morgan Stanley, of equities in Africa, Asia and Europe. It is considered representative of the international stock market in general. The Index does not include fees or expenses and is not available for direct investment.


(5) For the year ending December 31, 2002


HIGHEST AND LOWEST QUARTERLY RETURNS


Highest Quarter: up 9.58% (1st Quarter 2002)        Lowest Quarter: down 20.18% (4th Quarter
                                                                                       2000)


FEES AND EXPENSES OF THE PORTFOLIO

This section will help you understand the fees and operating expenses of the Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

FEES This table describes the fees you may pay if you buy and hold shares of this Portfolio. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the Portfolio and the amount of your investment. You will find details about fee discounts and waivers under "How to Buy, Sell and Exchange Shares" in this Prospectus.

                                                              CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as % of
  offering price)...........................................    4.95%      None       None
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  net asset value)..........................................    5.21%      None       None
Maximum Deferred Sales Charge (Load) (as % of redemption
  proceeds).................................................    0.00%(2)   5.00%      1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/
  Distributions.............................................    None       None       None
Redemption Fee (as % of amount redeemed, if applicable).....    None       None       None
Exchange Fee (1)............................................   $0-$5      $0-$5      $0-$5

(1) Shares of each Portfolio of the Fund may be exchanged for shares of other Portfolios at net asset value without charge (up to five (5) exchanges per account). There is a charge of $5 per exchange thereafter.

(2) There is no CDSC for A shares. However, there is a 1% CDSC on purchases over $1,000,000, if you redeem within 18 months of your purchase. There is no additional sales charge (load) on exchanges of shares of one class of a portfolio for shares of the same class of another Portfolio.

OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO This table describes the estimated operating expenses you may pay if you buy and hold shares of the Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all classes of the Portfolio and are allocated on a pro rata basis.

                                                              (AS A % OF AVERAGE DAILY NET ASSETS)
                                                             --------------------------------------
                                                              CLASS A      CLASS B        CLASS C
---------------------------------------------------------------------------------------------------
Management Fee...........................................        1.00%        1.00%         1.00%
Distribution (and/or service)(12b-1) Fees................        0.25%        1.00%(2)      1.00%(2)
Other Expenses...........................................        9.55%        9.52%         9.56%
Total Annual Fund Operating Expenses (1).................       10.80%       11.52%        11.56%
Expense Reimbursement (1)................................        9.30%        9.27%         9.31%
Net Annual Portfolio Operating Expenses..................        1.50%        2.25%         2.25%


(1) Reflects Investment Adviser's contractual waiver for the fiscal year ended December 31, 2002 of reimbursement of a portion of the Portfolio's expenses paid by the Investment Adviser. The Investment Adviser has also agreed to this partial waiver of reimbursement for the fiscal year ended December 31, 2003.

(2) The 1% 12b-1 fee is allocated 0.75% to distribution services and 0.25% to Shareholder services.

FEE EXAMPLE This example is intended to help you compare the cost of investing in the various classes of shares of the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses (i.e., without the expense reimbursement) for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs are as follows:


Fees and expenses if you sold shares after:
                                                              CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------
1 Year......................................................  $  640     $  728     $  328
3 Years.....................................................  $1,099     $1,261     $  861
5 Years.....................................................  $1,583     $1,719     $1,519
10 Years....................................................  $2,915     $3,024     $3,282



Fees and expenses if you did not sell your shares:
                                                              CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------
1 Year......................................................  $  640     $  228     $  228
3 Years.....................................................  $1,099     $  861     $  861
5 Years.....................................................  $1,583     $1,519     $1,519
10 Years....................................................  $2,915     $3,024     $3,282


EXPENSES PAID TO THE DISTRIBUTOR

The Portfolio is allowed to pay fees to the distributor and others for promoting, selling, distributing and/or servicing its shares. These are commonly called "12b-1 fees." Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase ("front end load") or at the time of sale ("back end load"). Payments are made monthly and can be up to 0.25% annually of the Portfolio's average daily net assets for Class A shares and up to 1.00% annually of the Portfolio's average daily net assets for Class B and Class C shares.

                                                                  A SHARES NALMX
                                                                  B SHARES NBLMX
NAVELLIER LARGE CAP GROWTH PORTFOLIO                              C SHARES NCLMX
--------------------------------------------------------------------------------

THE PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING MAINLY IN STOCKS OF LARGE CAPITALIZATION COMPANIES WITH THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY

The Portfolio is designed to achieve the highest possible returns while minimizing risk. Our selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. We use an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

We mainly buy stocks of companies which we believe are poised to rise in price. Our investment process focuses on "growth" variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/ risk ratio is designed to identify stocks with above average market returns and risk levels which are reasonable for higher return rates.

Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

Stocks with the best combination of growth ratios are blended into a non-diversified portfolio.

Every quarter we evaluate our tests and re-weight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of our reward/risk ratio and there are other available securities that do, we will probably sell the security that does not meet our criteria.

WHAT WE INVEST IN

Under normal conditions, the Portfolio invests at least 80% of its total assets in companies with market capitalization over $5 billion (possibly including investments in foreign securities of companies in emerging markets). The remaining 20% may be invested in other types of securities, such as:

     - bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and/or,

     - up to 15% of its total assets in foreign securities traded on the United States market.

The Portfolio is a "non-diversified" portfolio, which means it may invest up to 10% of its total assets in the securities of a single company and up to 25% of its total assets in any one industry. We often invest a significant portion of the Portfolio's total assets in selected stocks, so the Portfolio offers greater potential for capital appreciation as well as greater risk of loss.

The Portfolio has adopted a policy to provide the Portfolio's shareholders with at least sixty (60) days' advance written notice in plain English in the event of any change in investment policy.

THE PRINCIPAL RISKS

As with any mutual fund, there are risks to investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

MARKET RISK Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

LIQUIDITY RISK Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in the Portfolio unless you are willing to accept this risk.

CONCENTRATED INVESTMENT RISK The Portfolio may involve more risk than other Navellier Millennium Funds Portfolios. This is because it is not a diversified Portfolio which means the Portfolio may invest up to 10% of its total assets in a single company or up to 25% of its total assets in one industry, and the price movements of a stock that is a large part of the Portfolio's holdings will have more impact on the overall value of the Portfolio. The larger the holding, the greater the impact. In recognition of this risk, the Portfolio may only invest up to 10% of its total assets in one company and up to 25% of its total assets in one industry.

PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the portfolio's performance. The more often stocks are traded, the more a portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Thus a high portfolio turnover rate could increase costs and capital gains taxes but may be necessary in order to attempt to maximize performance. We do not expect the Portfolio to have a turnover rate of more than 300% each year, and it may be lower. We will go higher if we believe it will improve the Portfolio's performance.

HOW THE PORTFOLIO HAS PERFORMED

The chart below gives some indication of the risks or rewards of investing in the Navellier Large Cap Growth Portfolio. Of course, past performance is not necessarily an indication of future performance. The information provided is for the initial share class (Class A shares) and does not reflect sales charges, which reduce returns.

YEAR BY YEAR TOTAL RETURNS(1)

                        NAVELLIER LARGE CAP GROWTH PORTFOLIO

[YEAR BY YEAR TOTAL RETURNS GRAPH]

                                                 2001          2002
                                                ------        ------
                                                -26.16%       -25.44%


The inception of the Large Cap Growth Fund was September 5, 2000. The performance from September 5, 2000 through December 31, 2000 was -25.04%.



(1) These figures are as of December 31 of each year. They do not reflect sales charges. The Portfolio's shares may be sold subject to a Contingent Deferred Sales Charge ("CDSC") (depending on the class of shares purchased, the amount purchased and the length of time held). This CDSC is not reflected in the Bar Chart's performance figures. If the CDSC were reflected, the returns (and the highest and lowest quarterly return figures) would be lower than those figures shown on the Bar Chart depending on whether an investor redeemed and how much the CDSC charge was.


AVERAGE ANNUAL RETURNS This table compares the Portfolio's average annual returns to the Russell 1000 Growth Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.


                                               RETURN AFTER         RETURN AFTER TAXES
NAVELLIER LARGE CAP GROWTH     RETURN            TAXES ON            ON DISTRIBUTIONS         RUSSELL
PORTFOLIO A SHARES          BEFORE TAXES*   DISTRIBUTIONS ONLY*   AND SALE OF FUND SHARES   1000 GROWTH
-------------------------------------------------------------------------------------------------------
One Year.................      -29.10%            -29.10%                 -17.60%             -27.88%
Since Inception
  (annualized) (1).......      -33.18%            -33.18%                 -24.95%             -31.50%


* The performance figures include the Fund's maximum 4.95% front end sales load deduction. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares, and after-tax returns for other classes of Fund shares may vary. The index's returns reflect no deduction for fees, expenses or taxes. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


                                                                               ANNUALIZED
                                                              ONE YEAR(5)    SINCE INCEPTION
--------------------------------------------------------------------------------------------
Large Cap Growth Class B....................................    -26.21%          -30.60%(2)
Large Cap Growth Class C....................................    -26.02%          -31.78%(3)
Russell 1000 Growth Index (4)...............................    -27.88%          -31.50%


(1) The effective date of the Navellier Large Cap Growth Portfolio Class A Shares was September 5, 2000. Performance was measured against the Russell 1000 Growth Index from September 5, 2000 through December 31, 2002.

(2) Sales of the Class B shares began October 3, 2000. Performance was measured against the Russell 1000 Growth Index from October 3, 2000 through December 31, 2002.

(3) Sales of the Class C shares began September 26, 2000. Performance was measured against the Russell 1000 Growth Index from September 26, 2000 through December 31, 2002.

(4) The Russell 1000 Growth Index measures performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(5) For the year ending December 31, 2002.

HIGHEST AND LOWEST QUARTERLY RETURNS This chart shows the range of returns experienced by the Portfolio since it began operations on September 5, 2000.


Highest Quarter: up 10.70% (4th Quarter         Lowest Quarter: down 24.38% (1st Quarter
  2001)                                         2001)


FEES AND EXPENSES OF THE PORTFOLIO

This section will help you understand the fees and operating expenses of the Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

FEES This table describes the fees you may pay if you buy and hold shares of the Portfolio. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the Portfolio and the amount of your investment. You will find details about fee discounts and waivers under "How to Buy, Sell and Exchange Shares" in this Prospectus.

                                                              CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as % of
  offering price)...........................................    4.95%      None       None
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  net asset value)..........................................    5.21%      None       None
Maximum Deferred Sales Charge (Load) (as % of redemption
  proceeds).................................................    0.00%(2)   5.00%      1.00%
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions...................................    None       None       None
Redemption Fee (as % of amount redeemed, if applicable).....    None       None       None
Exchange Fee (1)............................................   $0-$5      $0-$5      $0-$5

(1) Shares of each Portfolio of the Fund may be exchanged for shares of other Portfolios at net asset value without charge (up to five (5) exchanges per account). There is a charge of $5 per exchange thereafter.

(2) There is no CDSC for A shares. However, there is a 1% CDSC on purchases over $1,000,000, if you redeem within 18 months of your purchase. There is no additional sales charge (load) on exchanges of shares of one class of a portfolio for shares of the same class of another Portfolio.

OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO This table describes the estimated operating expenses you may pay if you buy and hold shares of the Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all classes of the Portfolio and are allocated on a pro rata basis.


                                                              (as a % of average daily net assets)
                                                               CLASS A      CLASS B       CLASS C
--------------------------------------------------------------------------------------------------
Management Fee..............................................     1.00%         1.00%        1.00%
Distribution (and/or service)(12b-1) Fees...................     0.25%         1.00%(2)     1.00%(2)
Other Expenses..............................................    14.15%        14.15%       14.15%
Total Annual Fund Operating Expenses (1)....................    15.40%        16.15%       16.15%
Expense Reimbursement (1)...................................    13.90%        13.90%       13.90%
Net Annual Portfolio Operating Expenses.....................     1.50%         2.25%        2.25%


(1) Reflects Investment Adviser's contractual waiver for the fiscal year ended December 31, 2002 of reimbursement of a portion of the Portfolio's expenses paid by the Investment Adviser. The Investment Adviser has also agreed to this partial waiver of reimbursement for the fiscal year ended December 31, 2003.

(2) The 1% 12b-1 fee is allocated 0.75% to distribution services and 0.25% to Shareholder services.

FEE EXAMPLE This example is intended to help you compare the cost of investing in the various classes of shares of the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses (i.e., without the expense reimbursement) for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs are as follows:

Fees and expenses if you sold shares after:


                                                              CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------
1 Year......................................................  $  640     $  728     $  328
3 Years.....................................................  $1,099     $1,261     $  861
5 Years.....................................................  $1,583     $1,719     $1,519
10 Years....................................................  $2,915     $3,024     $3,282

Fees and expenses if you did not sell your shares:
                                                              CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------
1 Year......................................................  $  640     $  228     $  228
3 Years.....................................................  $1,099     $  861     $  861
5 Years.....................................................  $1,583     $1,519     $1,519
10 Years....................................................  $2,915     $3,024     $3,282


EXPENSES PAID TO THE DISTRIBUTOR

The Portfolio is allowed to pay fees to the Distributor and others for promoting, selling, distributing and/or servicing its shares. These are commonly called "12b-1 fees." Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase ("front end load") or at the time of sale ("back end load"). Payments are made monthly and can be up to 0.25% annually of the Portfolio's average daily net assets for Class A shares and up to 1.00% annually of the Portfolio's average daily net assets for Class B and Class C shares.

                                                                  A SHARES NAAMX
                                                                  B SHARES NBAMX
NAVELLIER ALL CAP GROWTH PORTFOLIO                                C SHARES NCAMX
--------------------------------------------------------------------------------

THE PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING IN STOCKS OF COMPANIES WITH THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY

The Portfolio is designed to achieve the highest possible returns while minimizing risk. Our selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. We use an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth or value stocks with superior returns compared to their risk characteristics.

We mainly buy stocks of companies which we believe are poised to rise in price. Our investment process focuses on several variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above average market returns and risk levels which are reasonable for higher return rates.

Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

Stocks with the best combination of growth or value ratios are blended into a diversified portfolio.

Every quarter we evaluate our tests and re-weight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of our reward/risk ratio and there are other available securities that do, we will probably sell the security that does not meet our criteria.

WHAT WE INVEST IN

Under normal conditions, the Portfolio invests at least 80% of its total assets in securities with potential for capital appreciation. These securities may be from large-cap, mid-cap or small-cap companies. The remaining 20% may be invested in other types of securities, such as:

     - bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and,

     - up to 15% of its total assets in foreign securities traded on the United States market.

The Portfolio has adopted a policy to provide the Portfolio's shareholders with at least sixty (60) days' advance written notice in plain English in the event of any change in investment policy.

THE PRINCIPAL RISKS

As with any mutual fund, there are risks to investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money. In general, investing in growth stocks may create more risk because they tend to be more volatile.

MARKET RISK Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

LIQUIDITY RISK Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in this Portfolio unless you are willing to accept this risk.

PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the Portfolio's performance. The more often stocks are traded, the more the Portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Thus a high portfolio turnover rate could increase costs and capital gains taxes but may be necessary in order to attempt to maximize performance. We do not expect the Portfolio to have a turnover rate of more than 300% each year, and it may be lower. We will go higher if we believe it will improve the Portfolio's performance.

HOW THE PORTFOLIO HAS PERFORMED

The chart below gives some indication of the risks or rewards of investing in the Navellier All Cap Growth Portfolio. Of course, past performance is not necessarily an indication of future performance. The information provided is for the initial share class (Class A shares) and does not reflect sales charges, which reduce returns.

YEAR BY YEAR TOTAL RETURNS(1)


                           NAVELLIER ALL CAP GROWTH PORTFOLIO


[BAR GRAPH]


2001                                                             2002
----                                                            ------
-28.00%                                                         -34.80%



The inception of the Navellier All Cap Growth Portfolio was September 5, 2000. The performance from September 5, 2000 through December 31, 2000 was -26.31%.



(1) These figures are as of December 31 of each year. They do not reflect sales charges. The Portfolio's shares may be sold subject to a Contingent Deferred Sales Charge ("CDSC") (depending on the class of shares purchased, the amount purchased and the length of time held). This CDSC is not reflected in the Bar Chart's performance figures. If the CDSC were reflected, the returns (and the highest and lowest quarterly return figures) would be lower than those figures shown on the Bar Chart depending on whether an investor redeemed and how much the CDSC charge was.


AVERAGE ANNUAL RETURNS This table compares the Portfolio's class A, B and C shares' average annual returns to the Russell 3000 Growth Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.


                                              RETURN AFTER         RETURN AFTER TAXES
NAVELLIER ALL CAP GROWTH      RETURN            TAXES ON            ON DISTRIBUTIONS         RUSSELL
PORTFOLIO A SHARES         BEFORE TAXES*   DISTRIBUTIONS ONLY*   AND SALE OF FUND SHARES   3000 GROWTH
------------------------------------------------------------------------------------------------------
One Year.................     -38.06%            -38.06%                 -22.97%             -28.03%
Since Inception
  (annualized) (1).......     -38.08%            -38.08%                 -28.24%             -31.18%


* The performance figures include the Fund's maximum 4.95% front end sales load deduction. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares, and after-tax returns for other classes of Fund shares may vary. The index's returns reflect no deduction for fees, expenses or taxes. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


                                                                               ANNUALIZED
                                                              ONE YEAR(5)    SINCE INCEPTION
--------------------------------------------------------------------------------------------
Navellier All Cap Class B...................................    -34.62%          -31.56%(2)
Navellier All Cap Class C...................................    -34.65%          -25.32%(3)
Russell 3000 Growth Index (4)...............................    -28.03%          -31.18%



(1) The effective date of the Navellier All Cap Growth Portfolio was September 5, 2000. Performance was measured against the Russell 3000 Growth Index from September 5, 2000 through December 31, 2002.



(2) Sales of the Class B shares began September 24, 2000. Performance was measured against the Russell 3000 Growth Index from September 24, 2000 through December 31, 2002.



(3) Sales of the Class C shares began September 26, 2000. Performance was measured against the Russell 3000 Growth Index from September 26, 2000 through December 31, 2002.


(4) The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Index does not include fees or expenses and is not available for direct investment.


(5) For the year ending December 31, 2002.


HIGHEST AND LOWEST QUARTERLY RETURNS


Highest Quarter: up 12.40% (4th Quarter 2001)       Lowest Quarter: down 21.42% (4th Quarter 2000)


FEES AND EXPENSES OF THIS PORTFOLIO

This section will help you understand the fees and operating expenses of the Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

FEES This table describes the fees you may pay if you buy and hold shares of the Portfolio. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the Portfolio and the amount of your investment. You will find details about fee discounts and waivers under "How to Buy, Sell and Exchange Shares" in this Prospectus.

                                                              CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as % of
  offering price)...........................................    4.95%      None       None
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  net asset value)..........................................    5.21%      None       None
Maximum Deferred Sales Charge (Load) (as % of redemption
  proceeds).................................................    0.00%(2)   5.00%      1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/
  Distributions.............................................    None       None       None
Redemption Fee (as % of amount redeemed, if applicable).....    None       None       None
Exchange Fee (1)............................................   $0-$5      $0-$5      $0-$5

(1) Shares of each Portfolio of the Fund may be exchanged for shares of other Portfolios at net asset value without charge (up to five (5) exchanges per account). There is a charge of $5 per exchange thereafter.

(2) There is no CDSC for A shares. However, there is a 1% CDSC on purchases over $1,000,000, if you redeem within 18 months of your purchase. There is no additional sales charge (load) on exchanges of shares of one class of a portfolio for shares of the same class of another Portfolio.

OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO This table describes the estimated operating expenses you may pay if you buy and hold shares of the Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all classes of the Portfolio and are allocated on a pro rata basis.


                                                             (as a % of average daily net assets)
                                                                 CLASS A    CLASS B      CLASS C
-------------------------------------------------------------------------------------------------
Management Fees..............................................      1.00%       1.00%      1.00%
Distribution (and/or service) (12b-1) Fees...................      0.25%       1.00%(2)   1.00%(2)
Other Expenses...............................................      2.64%       2.64%      2.64%
Total Annual Fund Operating Expenses (1).....................      3.89%       4.64%      4.64%
Expense Reimbursement (1)....................................      2.39%       2.39%      2.39%
Net Annual Portfolio Operating Expenses......................      1.50%       2.25%      2.25%



(1) Reflects Investment Adviser's contractual waiver for the fiscal year ended December 31, 2002 of reimbursement of a portion of the Portfolio's expenses paid by the Investment Adviser. The Investment Adviser has also agreed to this partial waiver of reimbursement for the fiscal year ended December 31, 2003.


(2) The 1% 12b-1 fee is allocated 0.75% to distribution services and 0.25% to Shareholder services.

FEE EXAMPLE This example is intended to help you compare the cost of investing in the various classes of shares of the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses (i.e., without the expense reimbursement) for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs are as follows:


Fees and expenses if you sold shares after:
                                                              CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------
1 Year......................................................  $  640     $  728     $  328
3 Years.....................................................  $1,099     $1,261     $  861
5 Years.....................................................  $1,583     $1,719     $1,519
10 Years....................................................  $2,915     $3,024     $3,282

Fees and expenses if you did not sell your shares:
                                                              CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------
1 Year......................................................  $  640     $  228     $  228
3 Years.....................................................  $1,099     $  861     $  861
5 Years.....................................................  $1,583     $1,519     $1,519
10 Years....................................................  $2,915     $3,024     $3,282


EXPENSES PAID TO THE DISTRIBUTOR

The Portfolio is allowed to pay fees to the Distributor and others for promoting, selling, distributing and/or servicing its shares. These are commonly called "12b-1 fees." Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase ("front end load") or at the time of sale ("back end load"). Payments are made monthly and can be up to 0.25% annually of the Portfolio's average daily net assets for Class A shares and up to 1.00% annually of the Portfolio's average daily net assets for Class B and Class C shares.

NAVELLIER MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

THE PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING MAINLY IN STOCKS OF MID-CAPITALIZATION COMPANIES WITH THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY

This Portfolio is designed to achieve the highest possible returns while minimizing risk. Our selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. We use an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

We mainly buy stocks of companies which we believe are poised to rise in price. Our investment process focuses on "growth" variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates.

Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

Stocks with the best combination of growth ratios are blended into a diversified portfolio.

Every quarter we evaluate our tests and reweight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of our reward/risk ratio and there are other available securities that do, we will probably sell the security that does not meet our criteria.

WHAT WE INVEST IN

Under normal conditions, the Portfolio invests at least 80% of its total assets in companies with market capitalization between $2 and $10 billion. The remaining 20% may be invested in other types of securities, such as:

     - bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and/or,

     - up to 15% of its total assets in foreign securities traded on the United States market.

The Portfolio has adopted a policy to provide the Portfolio's shareholders with at least sixty (60) days' advance written notice in plain English in the event of any change in investment policy.

THE PRINCIPAL RISKS

As with any mutual fund, there are risks to investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money. In general, investing in growth stocks may create more risk because they tend to be more volatile.

MARKET RISK Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. The companies in the Portfolio are generally in a rapid growth phase and their stocks tend to fluctuate in value more often than most securities. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

LIQUIDITY RISK Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in the Portfolio unless you are willing to accept this risk.

FOREIGN SECURITIES RISKS

POLITICAL RISK The risk that a change in foreign government will occur and that the assets of a company in which this Portfolio has invested will be affected.

CURRENCY RISK The risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of this Portfolio.

LIMITED INFORMATION RISK The risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

EMERGING MARKET COUNTRY RISK The risk associated with investment in foreign securities is heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

SETTLEMENT AND CLEARANCE RISK The risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

LIQUIDITY RISK Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

PORTFOLIO TURNOVER

Before investing in a mutual fund you should review its turnover rate. This gives an indication of how transaction costs could affect the portfolio's performance. The more often stocks are traded, the more a portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Thus a high portfolio turnover rate could increase costs and capital gains taxes but may be necessary in order to attempt to maximize performance. We do not expect the Portfolio to have a turnover rate of more than 300% each year, and it may be lower. We will go higher if we believe it will improve the Portfolio's performance.

FEES AND EXPENSES OF THE PORTFOLIO

This section will help you understand the fees and estimated operating expenses of the Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

FEES This table describes the fees you may pay if you buy and hold shares of the Portfolio. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the Portfolio and the amount of your investment. You will find details about fee discounts and waivers under "How to Buy, Sell and Exchange Shares" in this Prospectus.

                                                              CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as % of
  offering price)...........................................    4.95%      None       None
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  net asset value)..........................................    5.21%      None       None
Maximum Deferred Sales Charge (Load) (as % of redemption
  proceeds).................................................    0.00%(2)   5.00%      1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/
  Distributions.............................................    None       None       None
Redemption Fee (as % of amount redeemed, if applicable).....    None       None       None
Exchange Fee (1)............................................   $0-$5      $0-$5      $0-$5

(1) Shares of each Portfolio of the Fund may be exchanged for shares of other Portfolios at net asset value without charge (up to five (5) exchanges per account). There is a charge of $5 per exchange thereafter.

(2) There is no CDSC for A shares. However, there is a 1% CDSC on purchases over $1,000,000, if you redeem within 18 months of your purchase. There is no additional sales charge (load) on exchanges of shares of one class of a portfolio for shares of the same class of another Portfolio.

OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO This table describes the estimated operating expenses you may pay if you buy and hold shares of this Portfolio. Because this is a newly organized Portfolio, it does not, as yet, have a full year's operating history. Therefore the total operating expenses are only estimates. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all classes of the Portfolio and are allocated on a pro rata basis.


                                                              (as a % of average daily net assets)
                                                             CLASS A      CLASS B        CLASS C
--------------------------------------------------------------------------------------------------
Management Fee..........................................        1.00%        1.00%         1.00%
Distribution (and/or service)(12b-1) Fees...............        0.25%        1.00%(2)      1.00%(2)
Other Expenses
  Administration Fees...................................        0.25%        0.25%         0.25%
Other Operating Expenses
  Total Annual Fund Operating Expenses (1)..............        1.50%        2.25%         2.25%
Expense Reimbursement (1)
Net Annual Portfolio Operating Expenses.................        1.50%        2.25%         2.25%



(1) Reflects Investment Adviser's contractual waiver for the fiscal year ended December 31, 2002 of reimbursement of a portion of the Portfolio's expenses paid by the Investment Adviser. The Investment Adviser has also agreed to this partial waiver of reimbursement for the fiscal year ended December 31, 2003.



(2) The 1% 12b-1 fee is allocated 0.75% to distribution services and 0.25% to Shareholder services.


FEE EXAMPLE This example is intended to help you compare the cost of investing in the various classes of shares of the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses (i.e., without the expense reimbursement) for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs are as follows: Fees and expenses if you sold shares after:
Fees and expenses if you sold shares after:


Fees and expenses if you sold shares after:
                                                              CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------
1 Year......................................................  $  640     $  653     $  253
3 Years.....................................................  $1,099     $1,261     $  861
5 Years.....................................................  $1,583     $1,719     $1,519
10 Years....................................................  $2,915     $3,024     $3,282

Fees and expenses if you did not sell your shares:
                                                              CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------
1 Year......................................................  $  640     $  153     $  153
3 Years.....................................................  $1,099     $  861     $  861
5 Years.....................................................  $1,583     $1,519     $1,519
10 Years....................................................  $2,915     $3,024     $3,282


EXPENSES PAID TO THE DISTRIBUTOR

The Portfolio is allowed to pay fees to the distributor and others for promoting, selling, distributing and/or servicing its shares. These are commonly called "12b-1 fees." Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase ("front end load") or at the time of sale ("back end load"). Payments are made monthly and can be up to 0.25% annually of the Portfolio's average daily net assets for Class A shares and up to 1.00% annually of the Portfolio's average daily net assets for Class B and Class C shares.

HOW THE PORTFOLIO'S INVESTMENT ADVISER HAS PERFORMED

The charts below give some indication of the risks or rewards of investing in this Fund's Navellier Mid Cap Growth Portfolio. Of course, past performance is not necessarily an indication of future performance. As the Portfolio is new, we are showing the performance for the Navellier Performance Funds Mid Cap Growth Portfolio, a similar and separate Navellier portfolio managed by the same investment adviser, Louis Navellier. The investment objective, policies and strategies for the Navellier Millennium Funds Mid Cap Growth Portfolio are substantially similar to those of the Navellier Performance Funds Mid Cap Growth Portfolio. The performance figures shown below are inclusive of all mid cap growth funds and private accounts managed by Navellier Management, Inc. which have investment objectives, policies and procedures substantially similar to those of the Portfolio. The performance results for the Navellier Millennium Funds Mid Cap Growth Portfolio would have been less over the same period of time because the fees associated with the Navellier Millennium Funds Mid Cap Growth Portfolio are different than those associated with the Navellier Performance Funds Mid Cap Growth Portfolio.

AVERAGE ANNUAL RETURNS This table compares the Navellier Performance Funds Mid Cap Growth Portfolio's average annual returns to the Russell Mid Cap Growth Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. A Portfolio's past performance is not a guarantee of how it will perform in the future. As the Portfolio is new, we are showing the performance figures for the Navellier Performance Funds Mid Cap Growth Portfolio, a similar and separate Navellier portfolio managed by the same investment adviser, Louis Navellier. The investment objective, policies and strategies for the Navellier Millennium Funds Mid Cap Growth Portfolio are substantially similar to those of the Navellier Performance Funds Mid Cap Growth Portfolio. The performance results for the Navellier Millennium Funds Mid Cap Growth Portfolio would have been less over the same period of time because of the fees associated with the Navellier Millennium Funds Mid Cap Growth Portfolio are different than those associated with the Navellier Performance Funds Mid Cap Growth Portfolio.


                                                                                              RUSSELL
NAVELLIER PERFORMANCE                           RETURN AFTER        RETURN AFTER TAXES        MID CAP
FUNDS MID CAP GROWTH             RETURN           TAXES ON           ON DISTRIBUTIONS         GROWTH
PORTFOLIO                     BEFORE TAXES   DISTRIBUTIONS ONLY   AND SALE OF FUND SHARES    INDEX(2)
-------------------------------------------------------------------------------------------------------
One Year....................     -22.83%           -22.83%                -13.79%             -27.41%
Five Years (annualized).....       8.23%             7.82%                  6.82%              -1.82%
Since Inception (annualized)
  (1).......................      11.35%            10.71%                  9.40%               1.59%


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares, and after-tax returns for other classes of Fund shares may vary. The index's returns reflect no deduction for fees, expenses or taxes.


(1) The effective date of the Navellier Performance Funds Mid Cap Growth Portfolio was November 26, 1996. Performance was measured against the Russell Mid Cap Growth Index as of November 26, 1996 through December 31, 2002.


(2) The Russell Mid Cap Growth Index measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values.

HIGHEST AND LOWEST QUARTERLY RETURNS This table shows the range of returns experienced by the Navellier Performance Funds Mid Cap Growth Portfolio since it began operations on November 26, 1996.

Highest Quarter: up 50.33% (4th Quarter    Lowest Quarter: down 22.57% (1st Quarter
  1999)                                    2001)

YEAR BY YEAR TOTAL RETURNS(1)


             NAVELLIER PERFORMANCE FUNDS MID CAP GROWTH
PORTFOLIO


[BAR GRAPH]


1997........................................................     26.18%

1998........................................................     12.31%

1999........................................................    126.97%

2000........................................................      3.63%

2001........................................................    -27.14%

2002........................................................    -22.83%



The inception of the Mid Cap Growth Fund (NPMDX) was November 26, 1996. The performance from November 26, 1996 through December 31, 1996 was 2.75%.



(1) This chart shows how the Navellier Performance Funds Mid Cap Growth Portfolio's performance has changed from year to year. Sales charges and redemption fees were not included in the Performance Funds Mid Cap Growth Portfolio chart.


The Portfolio's shares may be sold subject to a Contingent Deferred Sales Charge ("CDSC") (depending on the class of shares purchased, the amount purchased and the length of time held). This CDSC is not reflected in the Bar Chart's performance figures. If the CDSC were reflected, the returns (and the highest and lowest quarterly return figures) would be lower than those figures shown on the Bar Chart depending on whether an investor redeemed and how much the CDSC charge was.

NAVELLIER MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

THE PORTFOLIO SEEKS CURRENT INCOME CONSISTENT WITH LIQUIDITY AND PRESERVATION OF CAPITAL.

OUR PRINCIPAL STRATEGY

The Navellier Money Market Portfolio will primarily invest in short-term United States Government Securities, including U.S. Treasury Bills, U.S. Treasury Notes, and U.S. Treasury Bonds that mature within one year. The Portfolio is managed to meet regulatory requirements that permit the Portfolio to maintain a stable Net Asset Value ("NAV") of $1.00 per share.

WHAT WE INVEST IN

The Portfolio will invest at least 80% of its total assets in United States Treasury Bills, Notes and Bonds, other U.S. Government Securities with maturities of one year or less, Money Market Funds (investing primarily in U.S. Government Securities), and repurchase agreements secured by such obligations. The Portfolio may also invest in bank obligations, commercial paper, and other corporate and government debt obligations. The Portfolio is managed to meet regulatory requirements that permit the portfolio to maintain a stable NAV of $1.00 per share. These include requirements relating to the credit quality, maturity, and diversification of the portfolio's investments. For example, to be an eligible investment for the Portfolio, a security must have a remaining maturity of 397 calendar days or less. The Portfolio must also maintain a dollar-weighted average portfolio maturity of 90 days or less. In managing the Portfolio, Money Management Advisers, Inc. (the "Sub-Adviser") considers economic conditions and interest rate trends in determining what securities to purchase. The Portfolio may also lend securities for the purpose of earning additional income. The Portfolio has adopted a policy to provide the Portfolio's shareholders with at least sixty (60) days' advance written notice in plain English in the event of any change in investment policy.

THE PRINCIPAL RISKS

While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible, though unlikely, that the NAV may decline below $1.00 per share and thus you could lose money by investing in the Portfolio. The Portfolio's income, which is paid monthly, fluctuates daily in response to changes in interest rates and as investments in the Portfolio mature and are replaced with new investments bearing current interest rates. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Portfolio's yield will fluctuate daily in response to changes in interest rates and as investments in the Portfolio mature and are replaced with new investments bearing current interest rates. The U.S. Government does not guarantee the market value or the current yield of government securities. Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates. When interest rates rise, the market values of money market instruments decline; when interest rates decline, the market values of money market instruments increase. The price volatility of money market instruments also depends on their maturities and durations. Generally, the shorter the maturity and duration of a money market instrument, the lesser its sensitivity to interest rates.

HOW THE PORTFOLIO HAS PERFORMED

The Navellier Money Market Portfolio is a newly organized portfolio which commenced operations on May 1, 2002 and therefore does not, as yet, have a full year's operating or performance history.

FEES AND EXPENSES OF THIS PORTFOLIO

This section will help you understand the fees and operating expenses of the Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

FEES This table describes the fees you may pay if you buy and hold shares of the Portfolio. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the Portfolio and the amount of your investment. You will find details about fee discounts and waivers under "How to Buy, Sell and Exchange Shares" in this Prospectus.

                                                              CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as % of
  offering price)...........................................    4.95%      None       None
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  net asset value)..........................................    5.21%      None       None
Maximum Deferred Sales Charge (Load) (as % of redemption
  proceeds).................................................    0.00%(2)   5.00%      1.00%
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions...................................    None       None       None
Redemption Fee (as % of amount redeemed, if applicable).....    None       None       None
Exchange Fee(1).............................................   $0-$5      $0-$5      $0-$5

(1) Shares of each Portfolio of the Fund may be exchanged for shares of other Portfolios at net asset value without charge (up to five (5) exchanges per account). There is a charge of $5 per exchange thereafter.

(2) There is no CDSC for A shares. However, there is a 1% CDSC on purchases over $1,000,000, if you redeem within 18 months of your purchase. There is no additional sales charge (load) on exchanges of shares of one class of a portfolio for shares of the same class of another Portfolio.

OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO This table describes the estimated operating expenses you may pay if you buy and hold shares of the Portfolio. Because this is a newly organized Portfolio, it does not, as yet, have a full year's operating history. Therefore the total operating expenses are only estimates. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all classes of the Portfolio and are allocated on a pro rata basis.


                                                         (as a % of average daily net assets)
                                                             CLASS A    CLASS B      CLASS C
---------------------------------------------------------------------------------------------
Management Fee...........................................     0.50%       0.50%       0.50%
Distribution (and/or service) (12b-1) Fees...............     0.25%       1.00%(2)    1.00%(2)
Other Expenses...........................................     0.25%       0.25%       0.25%
Total Annual Fund Operating Expenses (1)
Expense Reimbursement (1)................................
Net Annual Portfolio Operating Expenses..................     1.00%       1.75%       1.75%



(1) Reflects Investment Adviser's contractual waiver for the fiscal year ended December 31, 2002 of reimbursement of a portion of the Portfolio's expenses paid by the Investment Adviser. The Investment Adviser has also agreed to this partial waiver of reimbursement for the fiscal year ended December 31, 2003.



(2) The 1% 12b-1 fee is allocated 0.75% to distribution services and 0.25% to Shareholder services.


FEE EXAMPLE This example is intended to help you compare the cost of investing in the various classes of shares of this Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses (i.e., without the expense reimbursement) for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs are as follows:

Fees and expenses if you sold shares after:

                                                              CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------
1 Year......................................................   $640      $  653      $253
3 Years.....................................................   $946      $1,031      $631

Fees and expenses if you did not sell your shares:

                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   -------
1 Year......................................................   $640      $153      $153
3 Years.....................................................   $946      $631      $631

EXPENSES PAID TO THE DISTRIBUTOR

The Portfolio is allowed to pay fees to the Distributor and others for promoting, selling, distributing and/or servicing its shares. These are commonly called "12b-1 fees." Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase ("front end load") or at the time of sale ("back end load"). Payments are made monthly and can be up to 0.25% annually of the Portfolio's average daily net assets for Class A shares and up to 1.00% annually of the Portfolio's average daily net assets for Class B and Class C shares.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY)

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                                       TOP 20 PORTFOLIO
                                                                        CLASS A SHARES
                                                   ---------------------------------------------------------
                                                             FOR THE YEARS ENDED              FOR THE PERIOD
                                                                 DECEMBER 31,                     ENDED
                                                   ----------------------------------------    DECEMBER 31,
                                                    2002       2001       2000       1999         1998*
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period.........    $ 13.45    $ 17.10    $ 20.96    $ 12.55       $10.00
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss............................      (0.05)     (0.17)     (0.20)     (0.18)       (0.01)
Net Realized and Unrealized Gain (Loss) on
  Investments..................................      (4.54)     (3.40)     (1.44)      9.68         2.56
------------------------------------------------------------------------------------------------------------
Total from Investment Operations...............      (4.59)     (3.57)     (1.64)      9.50         2.55
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Realized Gains........................         --      (0.08)     (2.22)     (1.09)          --
------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset Value.....      (4.59)     (3.65)     (3.86)      8.41         2.55
------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period...............    $  8.86    $ 13.45    $ 17.10    $ 20.96       $12.55
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN+.......................     (34.13)%   (20.89)%    (8.05)%    75.91%       25.50(A)
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2)..........       1.50%      1.50%      1.40%      1.50%        1.50%(B)
Expenses Before Reimbursement (Note 2).........       2.27%      2.15%      1.89%      2.34%        7.90%(B)
Net Investment Loss After Reimbursement (Note
  2)...........................................      (0.39)%    (1.10)%    (1.11)%    (1.34)%      (0.64)%(B)
Net Investment Loss Before Reimbursement (Note
  2)...........................................      (1.16)%    (1.75)%    (1.59)%    (2.19)%      (7.04)%(B)
------------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate........................        207%       185%       118%       235%          82%
Net Assets at End of Period (in thousands).....    $10,513    $20,784    $28,737    $23,433       $7,202
Number of Shares Outstanding at End of Period
  (in thousands)...............................      1,187      1,545      1,680      1,118          574
------------------------------------------------------------------------------------------------------------



 (A)


  Total returns for periods of less than one year are not annualized.


 (B)


  Annualized


 *From Commencement of Operations September 30, 1998


 +Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.



See Notes to Financial Statements.

                                                                     TOP 20 PORTFOLIO
                                          ----------------------------------------------------------------------
                                                   CLASS B SHARES                       CLASS C SHARES
                                          ---------------------------------    ---------------------------------
                                           FOR THE YEARS                        FOR THE YEARS
                                               ENDED         FOR THE PERIOD         ENDED         FOR THE PERIOD
                                            DECEMBER 31,         ENDED           DECEMBER 31,         ENDED
                                          ----------------    DECEMBER 31,     ----------------    DECEMBER 31,
                                           2002      2001        2000*          2002      2001        2000**
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of
  Period..............................    $13.17    $16.94       $27.85        $13.19    $16.95       $21.54
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss...................     (0.13)    (0.23)       (0.13)        (0.13)    (0.25)       (0.11)
Net Realized and Unrealized Loss on
  Investments.........................     (4.43)    (3.46)       (8.56)        (4.44)    (3.43)       (2.26)
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations......     (4.56)    (3.69)       (8.69)        (4.57)    (3.68)       (2.37)
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Realized Gains...............        --     (0.08)       (2.22)           --     (0.08)       (2.22)
----------------------------------------------------------------------------------------------------------------
Net Decrease in Net Asset Value.......     (4.56)    (3.77)      (10.91)        (4.57)    (3.76)       (4.59)
----------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period......    $ 8.61    $13.17       $16.94        $ 8.62    $13.19       $16.95
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN+..............    (34.62)%  (21.75)%     (31.41)%(A)   (34.65)%  (21.68)%     (11.27)%(A)
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note
  2)..................................      2.25%     2.25%        2.25%(B)      2.25%     2.25%        2.25%(B)
Expenses Before Reimbursement (Note
  2)..................................      3.02%     2.90%        2.74%(B)      3.02%     2.90%        2.74%(B)
Net Investment Loss After
  Reimbursement (Note 2)..............     (1.11)%   (1.84)%      (1.84)%(B)    (1.11)%   (1.84)%      (1.83)%(B)
Net Investment Loss Before
  Reimbursement (Note 2)..............     (1.88)%   (2.49)%      (2.33)%(B)    (1.88)%   (2.49)%      (2.31)%(B)
----------------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate...............       207%      185%         118%          207%      185%         118%
Net Assets at End of Period (in
  thousands)..........................    $2,795    $4,823       $4,922        $1,765    $3,032       $3,030
Number of Shares Outstanding at End of
  Period (in thousands)...............       325       366          290           205       230          179
----------------------------------------------------------------------------------------------------------------



 (A)


   Total returns for periods of less than one year are not annualized.


 (B)


   Annualized


 * From Commencement of Operations March 28, 2000


 **From Commencement of Operations April 18, 2000


 + Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.



See Notes to Financial Statements.

                                                                    ALL CAP GROWTH PORTFOLIO
                                                                ---------------------------------
                                                                         CLASS A SHARES
                                                                ---------------------------------
                                                                 FOR THE YEARS
                                                                     ENDED         FOR THE PERIOD
                                                                  DECEMBER 31,         ENDED
                                                                ----------------    DECEMBER 31,
                                                                 2002      2001        2000*
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period......................    $ 5.89    $ 8.18       $11.10
-------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss.........................................     (0.05)    (0.05)          --
Net Realized and Unrealized Loss on Investments.............     (2.00)    (2.24)       (2.92)
-------------------------------------------------------------------------------------------------
Total from Investment Operations............................     (2.05)    (2.29)       (2.92)
-------------------------------------------------------------------------------------------------
Net Decrease in Net Asset Value.............................     (2.05)    (2.29)       (2.92)
-------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period............................    $ 3.84    $ 5.89       $ 8.18
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN+....................................    (34.80)%  (28.00)%     (26.31)%(A)
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2).......................      1.50%     1.50%        1.45%(B)
Expenses Before Reimbursement (Note 2)......................      3.89%     3.37%       14.71%(B)
Net Investment Loss After Reimbursement (Note 2)............     (1.02)%   (0.93)       (0.40)%(B)
Net Investment Loss Before Reimbursement (Note 2)...........     (3.41)%   (2.80)%     (13.66)%(B)
-------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate.....................................       367%      182%          40%
Net Assets at End of Period (in thousands)..................    $2,384    $4,293       $2,174
Number of Shares Outstanding at End of Period (in
  thousands)................................................       620       729          266
-------------------------------------------------------------------------------------------------



 (A)


  Total returns for periods of less than one year are not annualized.


 (B)


  Annualized


 *From Commencement of Operations September 5, 2000


 +Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.



See Notes to Financial Statements.

                                                                 ALL CAP GROWTH PORTFOLIO
                                          ----------------------------------------------------------------------
                                                   CLASS B SHARES                       CLASS C SHARES
                                          ---------------------------------    ---------------------------------
                                           FOR THE YEARS                        FOR THE YEARS
                                               ENDED         FOR THE PERIOD         ENDED         FOR THE PERIOD
                                            DECEMBER 31,         ENDED           DECEMBER 31,         ENDED
                                          ----------------    DECEMBER 31,     ----------------    DECEMBER 31,
                                           2002      2001        2000*          2002      2001        2000**
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of
  Period..............................    $ 5.82    $ 8.14       $10.51        $ 5.83    $ 8.16       $10.43
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss...................     (0.08)    (0.09)       (0.01)        (0.10)    (0.09)       (0.01)
Net Realized and Unrealized Loss on
  Investments.........................     (1.97)    (2.23)       (2.36)        (1.96)    (2.24)       (2.26)
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations......     (2.05)    (2.32)       (2.37)        (2.06)    (2.33)       (2.27)
----------------------------------------------------------------------------------------------------------------
Net Decrease in Net Asset Value.......     (2.05)    (2.32)       (2.37)        (2.06)    (2.33)       (2.27)
----------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period......    $ 3.77    $ 5.82       $ 8.14        $ 3.77    $ 5.83       $ 8.16
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN+..............    (35.22)%  (28.50)%     (22.55)%(A)   (35.33)%  (28.55)%     (21.76)%(A)
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note
  2)..................................      2.25%     2.25%        2.20%(B)      2.25%     2.25%        2.20%(B)
Expenses Before Reimbursement (Note
  2)..................................      4.64%     4.12%       15.46%(B)      4.64%     4.12%       15.46%(B)
Net Investment Loss After
  Reimbursement (Note 2)..............     (1.78)%   (1.68)%      (1.06)%(B)    (1.76)%   (1.68)%      (1.05)%(B)
Net Investment Loss Before
  Reimbursement (Note 2)..............     (4.17)%   (3.55)%     (14.32)%(B)    (4.15)%   (3.55)%     (14.31)%(B)
----------------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate...............       367%      182%          40%          367%      182%          40%
Net Assets at End of Period (in
  thousands)..........................    $  980    $1,509       $  967        $  566    $1,412       $1,032
Number of Shares Outstanding at End of
  Period (in thousands)...............       260       259          119           150       242          126
----------------------------------------------------------------------------------------------------------------



 (A)


   Total returns for periods of less than one year are not annualized.


 (B)


   Annualized


 * From Commencement of Operations September 24, 2000


 **From Commencement of Operations September 26, 2000


 + Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.



See Notes to Financial Statements.

                                                                 INTERNATIONAL GROWTH PORTFOLIO
                                                                ---------------------------------
                                                                         CLASS A SHARES
                                                                ---------------------------------
                                                                 FOR THE YEARS
                                                                     ENDED         FOR THE PERIOD
                                                                  DECEMBER 31,         ENDED
                                                                ----------------    DECEMBER 31,
                                                                 2002      2001        2000*
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period......................    $ 5.74    $ 7.12      $  9.74
-------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................      0.02        --        (0.02)
Net Realized and Unrealized Gain (Loss) on Investments......     (0.66)    (1.38)       (2.60)
-------------------------------------------------------------------------------------------------
Total from Investment Operations............................     (0.64)    (1.38)       (2.62)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income..................................     (0.02)       --           --
-------------------------------------------------------------------------------------------------
Net Decrease in Net Asset Value.............................     (0.66)    (1.38)       (2.62)
-------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period............................    $ 5.08    $ 5.74      $  7.12
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN+....................................    (11.22)%  (19.38)%     (26.90)%(A)
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2).......................      1.49%     1.49%        1.49%(B)
Expenses Before Reimbursement (Note 2)......................     10.80%    22.97%      120.64%(B)
Net Investment Income (Loss) After Reimbursement (Note 2)...      0.36%     0.03%       (0.54)%(B)
Net Investment Loss Before Reimbursement (Note 2)...........     (8.95)%  (21.45)%    (119.69)%(B)
-------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate.....................................        85%      241%          42%
Net Assets at End of Period (in thousands)..................    $1,111    $  805      $    89
Number of Shares Outstanding at End of Period (in
  thousands)................................................       219       140           13
-------------------------------------------------------------------------------------------------



 (A)


  Total returns for periods of less than one year are not annualized.


 (B)


  Annualized


 *From Commencement of Operations September 5, 2000


 +Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.



See Notes to Financial Statements.

                                                                INTERNATIONAL GROWTH PORTFOLIO
                                              ------------------------------------------------------------------
                                                       CLASS B SHARES                     CLASS C SHARES
                                              ---------------------------------    -----------------------------
                                               FOR THE YEARS
                                                   ENDED         FOR THE PERIOD    FOR THE YEAR   FOR THE PERIOD
                                                DECEMBER 31,         ENDED            ENDED           ENDED
                                              ----------------    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                               2002      2001        2000*             2002           2000**
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period....    $ 5.70    $ 7.12      $  8.31           $ 5.71          $ 7.12
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss.......................     (0.01)    (0.04)       (0.01)              --           (0.01)
Net Realized and Unrealized Loss on
  Investments.............................     (0.65)    (1.38)       (1.18)           (0.68)          (1.40)
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations..........     (0.66)    (1.42)       (1.19)           (0.68)          (1.41)
----------------------------------------------------------------------------------------------------------------
Net Decrease in Net Asset Value...........     (0.66)    (1.42)       (1.19)           (0.68)          (1.41)
----------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period..........    $ 5.04    $ 5.70      $  7.12           $ 5.03          $ 5.71
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN+..................    (11.58)%  (19.94)%     (14.32)%(A)      (11.91)%        (19.80)%(A)
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2).....      2.21%     2.25%        2.24%(B)         2.25%           2.21%(B)
Expenses Before Reimbursement (Note 2)....     11.52%    23.73%      121.39%(B)        11.56%          23.69%(B)
Net Investment Income (Loss) After
  Reimbursement (Note 2)..................      0.74%    (0.65)%      (0.83)%(B)       (0.10)%         (0.74)%(B)
Net Investment Loss Before Reimbursement
  (Note 2)................................    (10.04)%  (22.13)%    (119.99)%(B)       (9.41)%        (22.22)%(B)
----------------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate...................        85%      241%          42%              85%            241%
Net Assets at End of Period (in
  thousands)..............................    $  135    $   18      $    17           $   37          $   31
Number of Shares Outstanding at End of
  Period (in thousands)...................        27         3            2                7               5
----------------------------------------------------------------------------------------------------------------



 (A)


   Total returns for periods of less than one year are not annualized.


 (B)


   Annualized


 * From Commencement of Operations November 2, 2000


 **From Commencement of Operations January 12, 2001


 + Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.



See Notes to Financial Statements.

                                                                   LARGE CAP GROWTH PORTFOLIO
                                                                ---------------------------------
                                                                         CLASS A SHARES
                                                                ---------------------------------
                                                                 FOR THE YEARS
                                                                     ENDED         FOR THE PERIOD
                                                                  DECEMBER 31,         ENDED
                                                                ----------------    DECEMBER 31,
                                                                 2002      2001         2000
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period......................    $ 6.21    $ 8.41       $11.22
-------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss.........................................     (0.03)    (0.01)       (0.01)
Net Realized and Unrealized Loss on Investments.............     (1.55)    (2.19)       (2.80)
-------------------------------------------------------------------------------------------------
Total from Investment Operations............................     (1.58)    (2.20)       (2.81)
-------------------------------------------------------------------------------------------------
Net Decrease in Net Asset Value.............................     (1.58)    (2.20)       (2.81)
-------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period............................    $ 4.63    $ 6.21       $ 8.41
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN+....................................    (25.44)%  (26.16)%     (25.04)%(A)
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 1).......................      1.50%     1.50%        1.47%(B)
Expenses Before Reimbursement (Note 2)......................     15.40%    18.11%       48.33%(B)
Net Investment Loss After Reimbursement (Note 2)............     (0.73)%   (0.19)%      (0.30)%(B)
Net Investment Loss Before Reimbursement (Note 2)...........    (14.63)%  (16.80)%     (47.16)%(B)
-------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate.....................................       116%      127%          26%
Net Assets at End of Period (in thousands)..................    $  355    $  336       $  258
Number of Shares Outstanding at End of Period (in
  thousands)................................................        77        54           31
-------------------------------------------------------------------------------------------------



 (A)


  Total returns for periods of less than one year are not annualized.


 (B)


  Annualized


 *From Commencement of Operations September 5, 2000


 +Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.



See Notes to Financial Statements.

                                                                LARGE CAP GROWTH PORTFOLIO
                                          ----------------------------------------------------------------------
                                                   CLASS B SHARES                       CLASS C SHARES
                                          ---------------------------------    ---------------------------------
                                           FOR THE YEARS                        FOR THE YEARS
                                               ENDED         FOR THE PERIOD         ENDED         FOR THE PERIOD
                                            DECEMBER 31,         ENDED           DECEMBER 31,         ENDED
                                          ----------------    DECEMBER 31,     ----------------    DECEMBER 31,
                                           2002      2001        2000*          2002      2001        2000**
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of
  Period..............................    $ 6.18    $ 8.40       $10.35        $ 6.15    $ 8.39       $10.81
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss...................     (0.05)    (0.04)       (0.01)        (0.06)    (0.07)       (0.01)
Net Realized and Unrealized Loss on
  Investments.........................     (1.57)    (2.18)       (1.94)        (1.54)    (2.17)       (2.41)
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations......     (1.62)    (2.22)       (1.95)        (1.60)    (2.24)       (2.42)
----------------------------------------------------------------------------------------------------------------
Net Decrease in Net Asset Value.......     (1.62)    (2.22)       (1.95)        (1.60)    (2.24)       (2.42)
----------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period......    $ 4.56    $ 6.18       $ 8.40        $ 4.55    $ 6.15       $ 8.39
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN+..............    (26.21)%  (26.43)%     (18.92)%(A)   (26.02)%  (26.70)%     (22.39)%(A)
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note
  1)..................................      2.25%     2.25%        2.22%(B)      2.25%     2.25%        2.22%(B)
Expenses Before Reimbursement (Note
  2)..................................     16.15%    18.86%       49.08%(B)     16.15%    18.87%       49.08%(B)
Net Investment Loss After
  Reimbursement (Note 2)..............     (1.47)%   (0.95)%      (0.72)%(B)    (1.47)%   (0.92)%      (0.54)%(B)
Net Investment Loss Before
  Reimbursement (Note 2)..............    (15.37)%  (17.56)%     (47.58)%(B)   (15.37)%  (17.54)%     (47.40)%(B)
----------------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate...............       116%      127%          26%          116%      127%          26%
Net Assets at End of Period (in
  thousands)..........................    $  424    $  195       $  138        $  216    $  145       $  222
Number of Shares Outstanding at End of
  Period (in thousands)...............        93        32           16            47        24           27
----------------------------------------------------------------------------------------------------------------



 (A)


   Total returns for periods of less than one year are not annualized.


 (B)


   Annualized


 * From Commencement of Operations October 3, 2000


 **From Commencement of Operations September 26, 2000


 + Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.



See Notes to Financial Statements.

                                                                         MID CAP GROWTH PORTFOLIO
                                                            --------------------------------------------------
                                                            CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                                            --------------    --------------    --------------
                                                            FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD
                                                             MAY 1, 2002*      MAY 1, 2002*      MAY 1, 2002*
                                                               THROUGH           THROUGH           THROUGH
                                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                 2002              2002              2002
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period....................      $10.00            $10.00            $10.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss.......................................       (0.04)            (0.08)            (0.05)
Net Realized and Unrealized Loss on Investments...........       (1.98)            (1.98)            (2.00)
--------------------------------------------------------------------------------------------------------------
Total from Investment Operations..........................       (2.02)            (2.06)            (2.05)
--------------------------------------------------------------------------------------------------------------
Net Decrease in Net Asset Value...........................       (2.02)            (2.06)            (2.05)
--------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period..........................      $ 7.98            $ 7.94            $ 7.95
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN+..................................      (20.20)%(A)       (20.60)%(A)       (20.50)%(A)
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 1).....................        1.48%(B)          2.24%(B)          2.23%(B)
Expenses Before Reimbursement (Note 2)....................        1.11%(B)         11.87%(B)         11.86%(B)
Net Investment Loss After Reimbursement (Note 2)..........       (0.97)%(B)        (1.71)%(B)        (1.80)%(B)
Net Investment Loss Before Reimbursement (Note 2).........      (10.60)%(B)       (11.34)%(B)       (11.43)%(B)
--------------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate...................................          78%               78%               78%
Net Assets at End of Period (in thousands)................      $  954            $  258            $  256
Number of Shares Outstanding at End of Period (in
  thousands)..............................................         120                32                32
--------------------------------------------------------------------------------------------------------------



 (A)


  Total returns for periods of less than one year are not annualized.


 (B)


  Annualized


 *Commencement of Operations


 +Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.



See Notes to Financial Statements.

                                                                          MONEY MARKET PORTFOLIO
                                                            --------------------------------------------------
                                                            CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                                            --------------    --------------    --------------
                                                            FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD
                                                             MAY 1, 2002*      MAY 1, 2002*      MAY 1, 2002*
                                                               THROUGH           THROUGH           THROUGH
                                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                 2002              2002              2002
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period....................      $ 1.00            $ 1.00            $ 1.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss.......................................        0.01              0.01              0.01(C)
Net Realized and Unrealized Gain (Loss) on Investments....          --                --                --
--------------------------------------------------------------------------------------------------------------
Total from Investment Operations..........................        0.01              0.01              0.01
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income................................       (0.01)            (0.01)            (0.00)(C)
--------------------------------------------------------------------------------------------------------------
Net Decrease in Net Asset Value...........................          --                --                --
--------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period..........................      $ 1.00            $ 1.00            $ 1.00
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN+..................................        0.63%(A)          0.12%(A)          0.10%(A)
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 1).....................        0.61%(B)          1.37%(B)          1.23%(B)
Expenses Before Reimbursement (Note 2)....................       22.00%(B)         22.76%(B)         22.62%(B)
Net Investment Income After Reimbursement (Note 2)........        0.96%(B)          0.23%(B)          0.23%(B)
Net Investment Loss Before Reimbursement (Note 2).........      (20.43)%(B)       (21.16)%(B)       (21.16)%(B)
--------------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate...................................         N/A               N/A               N/A
Net Assets at End of Period (in thousands)................      $  509            $  142            $   32
Number of Shares Outstanding at End of Period (in
  thousands)..............................................         509               142                32
--------------------------------------------------------------------------------------------------------------



 (A)


  Total returns for periods of less than one year are not annualized.


 (B)


  Annualized


 *Commencement of Operations


 +Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.



See Notes to Financial Statements.

WHO IS RESPONSIBLE FOR THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Navellier Management, Inc. is the Investment Adviser to each of the Navellier Millennium Funds Portfolios. Navellier is located at One East Liberty, Third Floor, Reno, Nevada, 89501.

LOUIS G. NAVELLIER has been the CEO and President of Navellier Management, Inc. since 1994. He has an aggressive investment style suitable only for investors willing to accept a little more risk and who can hold stocks long-term. Mr. Navellier developed a computer model based on an existing proven model, which identifies attractive stocks to meet the goals of the Portfolio. He has been advising investors based on his investment technique since 1987. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Portfolios.

MONEY MANAGEMENT ADVISERS, INC., 1001 Nineteenth Street North, Arlington, Virginia 22209, serves as the investment sub-adviser to the Navellier Money Market Portfolio. Money Management Advisers, Inc. was established in 1974 and is registered with the Securities and Exchange Commission as an investment adviser and has served as the adviser to the Fund for Government Investors since the Fund commenced operations on February 14, 1975. The Fund for Government Investors is a similar portfolio to the Navellier Money Market Portfolio, with the same investment style and portfolio security selection.

Subject to the general supervision of Navellier Management Inc. and the Board of Trustees of the Navellier Millennium Funds, the Sub-Adviser manages the investment and reinvestment of the assets of the Portfolio. An Adviser Group makes investment decisions, and therefore no one person is primarily responsible for making such decisions.


The Sub-Adviser is a subsidiary of Friedman, Billings, Ramsey Group, Inc., a financial services holding company. The Sub-Adviser (who manages six other no-load mutual funds) and its asset management affiliates, manage approximately $8.1 billion for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations, and private partnerships. Under an agreement between the Sub-Adviser and the Adviser, the Sub-Adviser receives a fee at an annual rate based on the following schedule:


     0.50% of the first $50 million;
     0.25% of the net assets over $50 million.

DISTRIBUTOR

Navellier Securities Corp. is the Distributor for the Fund and is responsible for the sale and distribution of shares to individual shareholders, broker-dealers and investment advisers. Mr. Navellier is 100% owner of the Distributor.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

Here are some important details to know before investing in any of the
Portfolios:

HOW WE PRICE SHARES

Shares are priced at net asset value (NAV). The net asset value for all Portfolios except the Navellier Money Market Portfolio is calculated by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the number of outstanding shares. See below for pricing of the Navellier Money Market Portfolio.

PRICING OF THE NAVELLIER MONEY MARKET PORTFOLIO'S SHARES

The price of the Portfolio's shares on any given day is its net asset value per share. This figure is computed by dividing the total amortized value (which approximates market value or if there is no established market value then fair value) of the Portfolio's investments and other assets, less any liabilities, by the number of shares outstanding. The net asset value per share of the Portfolio is determined as of 4:00 p.m. Eastern time on days when the New York Stock Exchange and the custodian bank are open for business.

The value of the Portfolio's securities is determined on the basis of fair value as determined in good faith by the Portfolio's Trustees. In determining fair value, the Portfolio uses the amortized cost method of valuing the securities, which method involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to facilitate the maintenance of a constant Portfolio net asset value per share of $1.00.

WHEN SHARES ARE PRICED


NAV calculations are made once each day, after the close of trading (4:00 p.m. Eastern Time). Shares are not priced on any national holidays or other days when the New York Stock Exchange (NYSE) is closed.


IMPORTANT INFORMATION ABOUT FOREIGN STOCK TRADES

Foreign stock trades may occur on days when the NYSE is closed. As a result, share values may change when you are unable to buy or sell shares.

NOTIFICATION OF CHANGES

You will be notified of any significant changes to the Portfolio(s) in writing at least 60 days before the changes take effect.

WHEN STATEMENTS ARE SENT

We will send you an account statement at least quarterly.

EXCESSIVE TRADING

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund does not permit excessive trading/market-timing. Excessive purchases, redemptions or exchanges of fund shares disrupt portfolio management and drive fund expenses higher. The Fund may limit or terminate your exchange privileges or may not accept future investments from you if you engage in excessive trading. In determining excessive trading, we consider frequent purchases and redemptions having similar effects as exchanges to be excessive trading. Four or more exchanges in a quarter (3 months) is considered excessive trading, though the Fund reserves the right to impose restrictions if there are less frequent transactions.

MARKET TIMING

The Fund is not designed for market timing organizations or other entities using programmed or frequent exchanges. The Fund reserves the right to reject any specific purchase order, including an order made by a market timer. Any redemption that is made as a result of this activity will be subject to any and all redemption fees.

PLEASE NOTE: The Fund reserves the right to delay sending redemption proceeds for up to seven days.

UNDERSTANDING EARNINGS
--------------------------------------------------------------------------------

The Portfolios may pay you dividends or distributions. Here are some specifics about these earnings:

THREE KINDS OF DIVIDENDS

Dividends paid to you could be:

     - Dividends or interest earned by shares of the securities in the Portfolio;

     -  Capital gains earned by selling shares of stocks at a profit;

     -  A return of capital (a repayment of the money you invested).

WHEN DIVIDENDS AND DISTRIBUTIONS ARE PAID

Each Portfolio, except for the Money Market Portfolio, will distribute all of its net investment income and net realized capital gains (if any) once a year, usually in December. Dividends of the Money Market Portfolio are declared each day the Portfolio is open for business and paid monthly. Dividends of the Money Market Portfolio reflect daily net income, which generally consists of accrued interest and accretion of discount less amortization of premium and expenses of the Portfolio. The Portfolio does not expect to have capital gains distributions.

YOUR CHOICE: SHARES OR CASH

You may choose to receive dividends or distributions in one of two ways:

     - We will automatically reinvest your dividends and distributions in additional shares of the Portfolio, priced at the net asset value, unless you ask to be paid in cash. We have the right to alter this policy as long as we notify you at least 90 days before the record date for a dividend or distribution; or

     - To be paid in cash, you must notify us in writing. Cash payments will be made by check, mailed to the same address as statements and confirmations, unless you instruct us otherwise in writing.

WHO RECEIVES A DIVIDEND

You are entitled to a dividend or distribution if you buy shares before the close of business (4 p.m. Eastern Time) on the record date (the day the dividend or distribution is declared). Each Portfolio has the right to use this money until the date of payment to you.

UNDERSTANDING TAXES
--------------------------------------------------------------------------------

Distributions received in cash or additional shares of a portfolio may be subject to federal income tax. The following are general rules concerning the tax consequences of investing in the Navellier Millennium Funds Portfolios. Be sure to consult your tax adviser about the specific tax implications of your investments.

TAX CONSEQUENCES OF DIVIDENDS

Your dividends are taxable in the following ways:

     - Dividends, short-term capital gain distributions and interest earned by a portfolio are taxable to you as ordinary income.

     - Capital gain distributions are taxable as capital gains, regardless of how long you have held the shares. When you sell or exchange shares you will realize a capital gain or loss, depending on the difference between what your shares cost you and what you receive for them. A capital gain or loss will be long-term or short-term, depending on the length of time you held the shares.

     -  A return of capital is not taxable to you.

WHEN DIVIDENDS ARE TAXABLE

Dividends are taxable in the year they are declared. You could, therefore, receive a dividend payment in January that is taxable in the previous year because it was declared in the previous year. (The Navellier Money Market Portfolio pays income dividends at the end of each month and are taxable in the year they are paid.)

TAX EXCEPTIONS

Dividends will not be taxable in the year they are paid if a portfolio is being held in a tax-advantaged account, such as an IRA.

GAINS AND LOSSES

If you sell or exchange shares, you will usually receive either a gain or a loss (based on the difference between what you paid for the shares and the price at which you sold or exchanged them). These gains and losses may be subject to federal income tax, are usually treated as capital gains, and will be either long-term or short-term depending on how long you held the shares. (The Navellier Money Market Portfolio does not expect to report capital gains or losses since the Portfolio expects to have a constant NAV of $1.00.)

REPORTING


You must report all dividends and redemptions. You may be subject to a 30% backup withholding, as required by law. (See the application.) This amount will be credited against your federal income tax liabilities. (The Navellier Money Market Portfolio is not subject to tax reporting but may be subject to a 31% backup withholding as required by law.)


STATE AND LOCAL TAXES

Dividends may be subject to state and local taxes.

FOREIGN TAX DEDUCTIONS

The International Growth Portfolio may be subject to foreign withholding taxes. You will be entitled to take these as either a deduction or credit on your taxes. If more than 50% of the Portfolio's total assets at fiscal year-end are foreign securities, you may also be permitted to claim either a foreign tax credit or deduction.

BE CAREFUL: TIMING CAN MAKE A DIFFERENCE.

Capital gains and dividends reduce the net asset value (NAV) of each Portfolio share. Before buying shares, be aware when dividends, including capital gains distributions, are expected to be paid. If they are paid shortly after you purchase shares, the value of your shares will be reduced and the dividend or distribution will be taxable to you, even though the account will have the same value before and after the distribution. (This is not applicable to the Navellier Money Market Portfolio).

"UNDELIVERABLE" OR "UNCASHED" DIVIDEND CHECKS

If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Portfolio at the per share Net Asset Value determined as of the date of payment. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Portfolio at the per share Net Asset Value determined as of the date of cancellation.

HOW TO BUY, SELL, AND EXCHANGE SHARES
--------------------------------------------------------------------------------

Here are some general rules to consider:

THREE WAYS TO PLACE ORDERS

You may place an order with:

     -  one of our selected broker-dealers;

     -  the Distributor, Navellier Securities Corp.; or

     -  the Transfer Agent, FBR National Bank & Trust.

CHOOSING A SHARE CLASS

Each Portfolio provides investors with the option of purchasing shares in the following ways:

CLASS A SHARES

Class A shares are offered at net asset value plus a maximum sales charge of 4.95% of the offering price and subject to a 0.25% Rule 12b-1 distribution fee. Reduced sales charges apply to purchases of $50,000 or more. Class A shares purchased at net asset value are subject to a contingent deferred sales charge where the purchase is for $1 million or more and the shares are sold within 18 months of when you bought them.

PUBLIC OFFERING PRICE

INCLUDES SALES CHARGE

                                                                                        FRONT END
                                                 FRONT-END       AMOUNT RETAINED BY    SALES CHARGE
                                                SALES CHARGE       DEALERS AS A %       AS A % OF
                                                 AS A % OF          OF OFFERING         NET AMOUNT
AMOUNT OF PURCHASE                             OFFERING PRICE          PRICE             INVESTED
---------------------------------------------------------------------------------------------------
Less than $50,000............................       4.95%               4.95%(1)           5.21%
$50,000 or more but less than $100,000.......       4.50%               4.50%(1)           4.71%
$100,000 or more but less than $250,000......       3.50%               3.50%(1)           3.63%
$250,000 or more but less than $500,000......       3.00%               3.00%(1)           3.09%
$500,000 or more but less than $1 million....       2.00%               2.00%(1)           2.04%
$1 million and over..........................          0%                  0%                 0%

(1) The Dealer's retention of 100% of the sales load could result in the Dealer being deemed a statutory underwriter.

WAYS TO REDUCE SALES CHARGES FOR CLASS A SHARES

There are three ways you can reduce your front-end sales charges.

1.  TAKE ADVANTAGE OF PURCHASES YOU'VE ALREADY MADE.

    Rights of accumulation let you combine the value of all the Class A shares you already own with your current investment to calculate your sales charge.

2.  TAKE ADVANTAGE OF PURCHASES YOU INTEND TO MAKE.

    By signing a non-binding letter of intent, you can combine investments you plan to make over a 13-month period to calculate the sales charge you'll pay on each investment.

3.  BUY AS PART OF A GROUP OF INVESTORS

    You can combine your investments with others in a recognized group when calculating your sales charge. The following is a general list of the groups Navellier recognizes for this benefit:

     -  you, your spouse and your children under the age of 21;

     - a trustee or fiduciary for a single trust, estate or fiduciary account (including qualifying pension, profit sharing and other employee benefit trusts).

WAYS TO ELIMINATE SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES

You may not have to pay front-end sales charges or a contingent deferred sales charge (CDSC) if you are:

1. an active or retired trustee, director, officer, partner or employee (including immediate family) of:

     - Navellier or FBR National Bank & Trust or of any of its affiliated companies;

     - any Navellier or FBR National Bank & Trust affiliated investment company;

     -  a dealer that has a sales agreement with the distributor.

2. a trustee or custodian of any qualified retirement plan or IRA established for the benefit of anyone in the point above.

3. a dealer, broker or registered investment adviser who has entered into an agreement with the distributor or the Fund providing for the use of shares of the funds in particular investment products such as "wrap accounts" or other similar managed accounts for the benefit of your clients.

CLASS B SHARES

Class B shares are offered at net asset value without an initial sales charge, but subject to an annual 1.00% Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 5% to zero on certain redemptions made within seven years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) eight years after purchase.

PUBLIC OFFERING PRICE

Net asset value per share without any sales charge at the time of purchase.

CLASS C SHARES

Class C shares are offered at net asset value without an initial sales charge, but subject to an annual 1.00% Rule 12b-1 distribution fee and a 1% contingent deferred sales charge on redemptions made within one year of purchase. Class C shares do not convert into another class.

PUBLIC OFFERING PRICE

Net asset value per share without any sales charge at the time of purchase.

CONTINGENT DEFERRED SALES CHARGE -- ALL CLASSES

We deduct a CDSC from the proceeds when you sell shares as indicated below. A CDSC is charged on the current market value of the shares, or on the price you paid for them, whichever is less. You aren't charged a CDSC on shares you acquired by reinvesting your dividends, or on amounts representing appreciation.

When you ask us to sell shares, we will sell those that are exempt from the CDSC first, and then sell the shares you have held the longest. This helps keep your CDSC as low as possible.

CLASS A SHARES

There is generally no CDSC on Class A shares, except as set forth below. (For purchases of $1 million or more, there is a 1.00% CDSC if you sell them within 18 months of when you bought them.)

YOUR INVESTMENT                                               CDSC ON SHARES BEING SOLD
---------------------------------------------------------------------------------------
$1,000,000 and over.........................................            1.00%

CLASS B AND CLASS C SHARES

YEARS AFTER YOU BOUGHT THE SHARES                             CLASS B CHARGE    CLASS C CHARGE
----------------------------------------------------------------------------------------------
1st year....................................................       5.0%              1.0%
2nd year....................................................       4.0%               --
3rd year....................................................       4.0%               --
4th year....................................................       3.0%               --
5th year....................................................       2.0%               --
6th year....................................................       1.0%               --
7th year....................................................        --                --

WHEN THE CDSC WILL BE WAIVED

We will waive the CDSC for Class B and Class C shares if:

     - the shareholder dies or becomes disabled and the shares are redeemed within one (1) year of the shareholder's death or disability

     - you're selling shares of a retirement plan and you are over 70 1/2 years old

     - you're exchanging Class B or Class C shares for the same class of shares of another Navellier Millennium Funds portfolio

     - you fall into any of the waiver categories listed above under "Ways to Reduce Sales Charges For Class A Shares" or "Ways to Eliminate Sales Charges or Contingent Deferred Sales Charges"

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing appreciation, then from reinvested dividends and then from the earliest purchase of shares. The Distributor receives any contingent deferred sales charge directly.

When placing orders, investors must specify which Portfolio(s) he/she is investing in, and whether the order is for Class A, Class B or Class C shares. Each class of shares represents interests in the same portfolio of investments of the Fund.

The decision as to which class to choose depends on a number of factors, including the amount and intended length of the investment. Investors who qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. For more information about the three sales arrangements, consult your financial representative. Be aware that financial services firms may receive different compensation depending upon which class of shares they sell.

CONVERSION FEATURE -- CLASS B SHARES

Class B shares of a portfolio will automatically convert to Class A shares of the same Portfolio eight years after issuance on the basis of the relative net asset value per share. Shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.

RULE 12b-1 PLAN

The Fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of each of the Class A, Class B and Class C shares that are used by the transfer agent to pay for distribution and other services provided to shareholders of those classes. Seventy-five percent (75%) of the 12b-1 fee shall be paid for distribution activities and twenty-five percent (25%) for shareholder services. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers. Investors may also be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. The 12b-1 fees charged may exceed the actual costs of distribution and/or service.

PURCHASE MINIMUMS

You may buy the Navellier Millennium Funds for:

     - an initial amount of at least $2,000 per Portfolio (at least $500 per Portfolio for an IRA or other tax qualified retirement plan); and,

     - additional investments of at least $100 per Portfolio.

MINIMUM ACCOUNT BALANCES

Accounts of less than $2,000 per Portfolio ($500 per Portfolio for IRAs) are expensive to maintain. Therefore, if you sell an amount of shares that brings your account balance below the minimum, we may ask you to add to the account to raise it above the minimum. If, 30 days later, the balance is still below the minimum, we have the right to sell the shares and close the account without your consent. (We will not close accounts if the balance falls because of market fluctuations.)

PRICING

You receive the next Public Offering Price (POP) calculated after your properly completed order is received.

DIVIDENDS

You will be credited with dividends for shares on the day you purchase them, but you will not be credited with dividends for shares on the day you sell them.

WHEN YOU RECEIVE YOUR MONEY

You may instruct us to deposit the proceeds of a sale into the Navellier Money Market Portfolio, or to mail you the proceeds. Normally, we will mail your check within seven days of the redemption. (This generally applies in cases of very large redemptions, excessive trading or during unusual market conditions). If you sell all your shares, you will receive an amount equal to the total value of the shares plus all declared but unpaid dividends. If you buy shares by check and sell them within the next 15 days, we may delay paying you until after the 15th day from the purchase date or until the check clears, whichever occurs first. You can avoid this delay if you wire money to buy shares.

RESTRICTIONS ON PHONE ORDERS

The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or any losses, resulting from unauthorized shareholder transactions, if they reasonably believe that such instructions were genuine. You automatically receive telephone redemption and exchange privileges when you invest in the Fund. Telephone redemption is not available for shares held in IRAs.

Furthermore, you must wait 30 days after notifying FBR National Bank & Trust of a change in your address before selling your shares by telephone. Each Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days notice. If you or your financial institution transact business with the Fund over the telephone, you will generally bear the risk of any loss.

CHANGING THE TERMS

We can change any of the methods of buying or selling after giving you 30 days written notice.

EXCHANGING SHARES

You may instruct us to exchange shares in one Portfolio for shares of the same class in another Portfolio (unless your state does not allow exchanges). We will do this by selling the shares in one Portfolio and buying shares in another. There are certain limitations:

     - The amount must be at least $2,000 ($500 for IRAs) if you're exchanging into a portfolio for the first time; or $100 if you have already bought shares in that Portfolio.

     -  You may make only one exchange within any 30-day period.

     - You may make up to 10 exchanges per year; after the fifth one, there will be a $5 fee per exchange.

     - You will continue to be subject to the same CDSC to which your exchanged shares were subject when they were exchanged.

BUYING SHARES

BY MAIL

FILL OUT AN APPLICATION Complete an application naming the Portfolio or Portfolios in which you are investing and which class (A, B or C) of that Portfolio's shares you are purchasing and how much money is to be invested in each.

WRITE A CHECK Make the check payable to "The Navellier Millennium Funds." Mail the check and application to:

     The Navellier Millennium Funds
     c/o FBR National Bank & Trust
     4922 Fairmont Avenue
     Bethesda, MD 20814

Once your check and properly completed application are received, your shares will be bought at the next determined public offering price. For example, if we receive your check after 4:00 p.m. Eastern time, the purchase will be made based on the shares' public offering price of the next trading day. If additional information is required, your application will be considered incomplete until we have received it.


PLEASE NOTE: We do not accept cash, money orders, travelers' checks, foreign checks, credit card convenience checks, third party checks or checks deemed to be high-risk.


BY WIRE

Please call our Transfer Agent (FBR National Bank & Trust) at 1-800-622-1386 or 1-301-657-1510 and tell us the amount you wired and the bank sending the wire. If it is a new account, you must also obtain a Navellier Millennium Funds Account number first.

CALL YOUR BANK  Tell your bank to send wiring instructions including:

     - the Portfolio or Portfolios in which you are investing, which class of the Portfolio's shares you are purchasing, and how much is to be invested in each;

     -  your Navellier Millennium Funds account number;

     -  the order number (if available);

     -  your name.

GIVE THE BANK WIRING INSTRUCTIONS  Send the wire transfer to:

     FBR National Bank & Trust
     Bethesda, MD
     Routing number 0550 71084
     For account of: The Navellier Millennium Funds
     Account number: 029385770

PLEASE NOTE: You are responsible for any wiring charges from your bank. If we purchase shares based on your wiring instructions and have to cancel the purchase because your wire is not received, you may be liable for any loss the Portfolio may incur.

BY AUTOMATIC PLAN

MAKE MONTHLY PURCHASES You may make automatic monthly purchases of Portfolio shares directly from your bank account. Simply complete the automatic Investment Program section of the application authorizing your bank to transfer money from your checking account to FBR National Bank & Trust. This is a free service, and you may discontinue it at any time. Please note: the Fund reserves the right to reject any purchase order.

SELLING OR EXCHANGING SHARES

BY MAIL

SEND THE FOLLOWING INFORMATION  Send a written request including the:

     -  name of the Portfolio;

     -  account name and number;

     -  exact names of each registered account owner;

     - number or dollar amount of shares to be sold (or indication that all shares are to be sold). If the shares are subject to a CDSC, a portion of the sale proceeds will be deducted to pay the CDSC. If the shares are exchanged, the CDSC, if any, then applicable to the exchanged shares will be transferred to the shares received in the exchange.

The mailing address is:

     The Navellier Millennium Funds
     c/o FBR National Bank & Trust
     4922 Fairmont Avenue
     Bethesda, MD 20814

BY PHONE

MAKE A PHONE CALL Call FBR National Bank & Trust at 1-800-622-1386 before 4:00 p.m. Eastern Time to have your shares sold that day.

HAVE YOUR INFORMATION READY Provide the proper personal identification information requested of you. We reserve the right to refuse the order if we cannot reasonably confirm the authenticity of the instructions.

BY AUTOMATIC PLAN

MAKE REGULAR WITHDRAWALS If you have a total of $25,000 or more invested in The Navellier Millennium Funds, you may instruct us to make monthly, quarterly, or annual payments of any amount above $1,000 to anyone you name. Sales may be subject to a CDSC. Contact FBR National Bank & Trust to arrange this service.

BUYING OR SELLING THROUGH SELECTED BROKER-DEALERS

You may buy or sell shares through selected broker-dealers. The shares will be bought at the next determined Public Offering Price (POP) after receiving the order. If you think an order should have been delivered to us before 4 p.m. Eastern time but it was not, you must resolve the issue directly with your broker-dealer. The broker-dealer is responsible for sending your order in promptly.

Certain broker-dealers may impose transaction charges or fees for services. However, shares of the Fund purchased directly from the Fund will be free of any such transaction charges or service fees.

HOW DEALERS ARE COMPENSATED

Dealers are paid in two ways for selling shares of the Navellier Millennium
Funds:

THEY RECEIVE A COMMISSION WHEN YOU BUY SHARES

The amount of commission depends on the amount you invest and the share class you buy. Sales commissions are detailed in the chart below.

* CLASS A INVESTMENTS (% OF OFFERING PRICE)

                                                               COMMISSION RECEIVED       AMOUNT
                                                                BY DEALERS OUT OF      PAID BY THE
                                                              SALES CHARGES YOU PAY    DISTRIBUTOR
--------------------------------------------------------------------------------------------------
Less than $50,000...........................................          4.95%                 --
$50,000 or more but less than $100,000......................          4.50%                 --
$100,000 or more but less than $250,000.....................          3.50%                 --
$250,000 or more but less than $500,000.....................          3.00%                 --
$500,000 or more but less than $1 million...................          2.00%                 --
$1,000,000 and above........................................            --                1.00%

* CLASS B INVESTMENTS

Receive 4% of the sale price from the Distributor at the time of the sale consisting of 3.75% from the initial sales charge and 0.25% as an advance payment of the first year's 12b-1 fee allocable to shareholder services. In the second year and each year thereafter that the shares are held, the dealer receives an annual 12b-1 fee of 0.25% payable periodically commencing on the first day of the 2nd month of the year.

* CLASS C INVESTMENTS

In the first year, the dealers receive 1% of the sale price from the Distributor consisting of a sales commission of 0.75% of the purchase price of the Class C shares sold plus a 0.25% advance of the first year's 12b-1 fee. In the second year and annually thereafter, the dealers receive only the 12b-1 fee.

THEY ARE PAID A FEE BY THE DISTRIBUTOR FOR SERVICING YOUR ACCOUNT

They receive a service fee depending on the average net asset value of the class of shares their clients hold in Navellier funds. These fees are paid from the 12b-1 fee deducted from each fund class. In addition to covering the cost of commissions and service fees, the 12b-1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. The 12b-1 fee charged may exceed the actual cost of distribution and or service. You will find the 12b-1 fees listed elsewhere in this prospectus.

THE NAVELLIER PRIVACY POLICY
--------------------------------------------------------------------------------

As you know, when you invest in the Navellier Millennium Funds, you share your nonpublic personal and financial information with us. Needless to say, we take your privacy very seriously. As an investment company we provide products and services that involve compiling personal and sensitive information about you. We believe you should know that we collect only the information necessary to provide our customers with a broad range of financial products and services as effectively and conveniently as possible. We only share this information with select business partners associated with the delivery of these products and services. We are committed to protecting your privacy and do not sell this information to any third party. If you have any questions about our privacy policy please call (800) 887-8670, and we will be happy to assist you.

OUR POLICY IS TO LIMIT HOW AND WITH WHOM WE WILL SHARE INFORMATION

We do not share information about you or our former clients with our affiliates or with service providers or other third parties except on the limited basis permitted by law. We may share information with our Transfer Agent or Custodian in order to administer your accounts through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. It is necessary for us to have your personal information so that we know how to contact you in order to answer questions or respond to requests for information from us. Your Social Security number and account number are used to help us protect your privacy. They allow us to verify that you are authorized to access your own account information.

WE DO NOT SELL LISTS OF OUR CLIENTS

We do not sell lists of our clients, nor do we disclose client information to marketing companies.

We do not share information with other companies, with the exception of those companies hired to provide specific services for us.

WE COLLECT ONLY THE INFORMATION NECESSARY TO DELIVER OUR PRODUCTS AND SERVICES

We collect only the information that helps us to serve your financial needs. This information helps us to provide you with exceptional customer service and to offer new products and services for our current and potential clients. This information also allows us to fulfill legal and regulatory requirements associated with our investment products.

We may collect nonpublic personal information about you from the following sources:

     - information we receive from you on applications or other forms, such as your name, address and account number;

     - information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history.

HOW YOU CAN CORRECT AND UPDATE PERSONAL INFORMATION

If you need to update or correct any personal information, you may contact us at
(800) 887-8670.

NEED TO KNOW MORE?
--------------------------------------------------------------------------------

THE NAVELLIER MILLENNIUM FUNDS

Additional information is available free of charge in the Annual/Semi-Annual Report and the Statement of Additional Information (SAI). In our Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. The SAI is incorporated by reference (legally considered part of this document). Documents will be sent within three business days of receipt of request.

     The Navellier Millennium Funds
     c/o Navellier Securities Corp.
     One East Liberty, Third Floor
     Reno, Nevada 89501
     1-800-887-8670
     Internet address: http://www.navellier.com

The Fund and its investment adviser and principal underwriter have adopted codes of ethics which prohibit Fund personnel from investing in securities that may be purchased or held by the Fund.

Information about the Fund (including the SAI and codes of ethics) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund including information about the codes of ethics are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number-811-08995

                                     PART B

                         THE NAVELLIER MILLENNIUM FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                DATED MAY 1, 2003



    This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the Prospectus of The Navellier Millennium Funds (the "Fund"), dated May 1, 2003, a copy of which Prospectus may be obtained, without charge, by contacting the Fund, at its mailing address c/o Navellier Securities, Corp., One East Liberty, Third Floor, Reno, Nevada 89501; Tel:
1-800-887-8670.

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY.................................................        1

INVESTMENT OBJECTIVES AND POLICIES..............................................        1

TRUSTEES AND OFFICERS OF THE FUND...............................................        7

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................        9

THE INVESTMENT ADVISER, DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT...............        9

BROKERAGE ALLOCATION AND OTHER PRACTICES........................................       13

CAPITAL STOCK AND OTHER SECURITIES..............................................       15

PURCHASE, REDEMPTION, AND PRICING OF SHARES.....................................       16

TAXES...........................................................................       19

UNDERWRITERS....................................................................       22

CALCULATION OF PERFORMANCE DATA.................................................       23

FINANCIAL STATEMENTS............................................................       24

APPENDIX........................................................................

                         GENERAL INFORMATION AND HISTORY

    The Fund is a business trust company organized under the laws of the State of Delaware on September 4, 1998.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVE AND POLICIES OF THE NAVELLIER TOP 20 PORTFOLIO

The investment objectives and policies of the Portfolio are described in the Prospectus. The general policies, discussed below, supplement the information contained in the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES OF THE NAVELLIER INTERNATIONAL GROWTH
PORTFOLIO

The investment objectives and policies of the Portfolio are described in the Prospectus. The general policies, discussed below, supplement the information contained in the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES OF THE NAVELLIER LARGE CAP PORTFOLIO

The investment objectives and policies of the Portfolio are described in the Prospectus. The general policies, discussed below, supplement the information contained in the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES OF THE NAVELLIER ALL CAP GROWTH PORTFOLIO

The investment objectives and policies of the Portfolio are described in the Prospectus. The general policies, discussed below, supplement the information contained in the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES OF THE NAVELLIER MID CAP GROWTH PORTFOLIO

The investment objectives and policies of the Portfolio are described in the Prospectus. The general policies, discussed below, supplement the information contained in the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES OF THE NAVELLIER MONEY MARKET PORTFOLIO

The investment objectives and policies of the Portfolio are described in the Prospectus. The general policies, discussed below, supplement the information contained in the Prospectus.

OTHER INVESTMENTS

    While under normal circumstances each Equity Portfolio will invest at least 80% of its total assets in equity securities, each Equity Portfolio may, for temporary defensive purposes or to maintain cash or cash equivalents to meet anticipated redemptions, also invest in debt securities and money market funds if, in the opinion of the Investment Adviser, such investment will further the cash needs or temporary defensive needs of each Equity Portfolio. In addition, when the Investment Adviser feels that market or other conditions warrant it, for temporary defensive purposes, each Equity Portfolio may retain cash or invest all or any portion of its assets in cash equivalents, including money market mutual funds. Under normal conditions, each Equity Portfolio's holdings in such non-equity securities should not exceed 20% of the total assets of the Portfolio. If an Equity Portfolio's assets, or a portion thereof, are retained in cash or money market funds, such cash will, in all probability, be deposited in interest-bearing or money market accounts or money market mutual funds such as the Fund for Government Investors. FBR National Bank & Trust is the Fund's Transfer Agent and Custodian. Cash deposits by the Fund in interest bearing instruments administered by FBR National Bank & Trust ("Transfer Agent") will only be deposited with the Transfer Agent if its interest rates, terms, and security are equal to or better than could be received by depositing such cash with another savings institution. Money market mutual fund investments have no FDIC protection and deposits in FBR National Bank & Trust interest bearing accounts have only $100,000 protection. Non-deposit investment products are not insured by the FDIC. They are not deposits or other obligations of or guaranteed by any bank or bank affiliate, and involve investment risks, including possible loss of the principal amount invested.

    It is anticipated that all of the Equity Portfolios' investments in corporate debt securities (other than commercial paper) and preferred stocks will be represented by debt securities and preferred stocks which have, at the time of purchase, a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa) or by Standard & Poor's Corporation (AAA, AA, A, BBB; securities which are rated BBB/Baa have speculative characteristics). Although investment-quality securities are subject to market fluctuations, the risk of loss of income and principal is generally expected to be less than with lower quality securities. In the event the rating of a debt security or preferred stock in which an Equity Portfolio has invested drops below investment grade, the Portfolio will promptly dispose of such investment. When interest rates go up, the market value of debt securities generally goes down and long-term debt securities tend to be more volatile than short term debt securities.

    In determining the types of companies which will be suitable for investment by The Navellier Top 20 Portfolio, the Investment Adviser screens over 9,000 stocks, taking into account various fundamental characteristics and basing its stock selection on proprietary analysis using its own concept of modern portfolio theory to select the twenty stocks with the highest ranking. The current Equity Portfolios invest primarily in what the Investment Adviser believes are undervalued common stocks believed to have long-term appreciation potential. Stocks are selected on the basis of an evaluation of factors such as earnings growth, expanding profit margins, market dominance and/or factors that create the potential for market dominance, sales growth, and other factors that indicate a company's potential for growth or increased value. There are no limitations on the Navellier Top 20 Portfolio as to the type, operating history, or dividend paying record of companies or industries in which this Portfolio may invest; the principal criteria for investment is that the securities provide opportunities for capital growth and that they rank in the Investment Adviser's Top 20 highest rated investment opportunities at the time the Investment Adviser makes its analysis.

    The Navellier International Growth Portfolio will invest in foreign stocks and ADRs. There is no restriction on their market capitalization

    The Navellier Large Cap Growth Portfolio will invest primarily in stocks of fast growing companies that offer innovative products, services or technologies.

    The Navellier All Cap Growth Portfolio will invest in inefficiently priced growth and value stocks with superior returns compared to risks. Our Investment Adviser will analyze the stocks of each Portfolio at least monthly.

    The Navellier Mid Cap Growth Portfolio will invest in stocks of mid-capitalization companies with a potential for long-term capital growth. The Navellier Money Market Portfolio will invest in short-term debt instruments issued by United States Government, corporations, financial institutions, and other entities. The Money Market Portfolio shall be diversified. It will not invest more than five percent (5%) of its total assets in securities issued by the issuer of security. However, the Portfolio may invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three (3) business days after acquisition thereof and will not so invest in more than one issuer. The Money Market Portfolio will not invest more than one percent (1%) of its total assets or one million dollars (whichever is less) in securities of an issuer of Second Tier Securities issued by that issuer. The Money Market Portfolio shall also be diversified with respect to Demand Features and Guarantees acquired by the Portfolio. Thus, immediately after the acquisition by the Portfolio of any Demand Feature or Guarantee or of any security subject to a Demand Feature or Guarantee with respect to 75% of its total assets, the Portfolio shall not have invested more than 10% of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued them. The Portfolio shall not acquire more than 5% of its total assets in Demand Features or Guarantees or securities subject to Demand Features or Guarantees of Second Tier Securities. The Portfolio will not acquire Demand Features or Guarantees issued by non-controlled persons that would comprise more than 10% of the Portfolio's total assets.

    Each Equity Portfolio will invest up to 100% of its capital in equity securities selected for their growth or value potential. The Investment Adviser will typically (but not always) purchase common stocks of issuers which have records of profitability and strong earnings momentum.

LACK OF OPERATING HISTORY AND EXPERIENCE


    The Navellier Top 20 Portfolio became effective September 30, 1998. The Navellier International Growth Portfolio, the Navellier Large Cap Growth Portfolio and the Navellier All Cap Growth Portfolio were organized June 30, 2000. The Navellier Mid Cap Growth Portfolio and the Navellier Money Market Portfolio were organized on May 1, 2002. The Investment Adviser was organized on May 28, 1993. Although the Investment Adviser sub-contracts a substantial portion of its responsibilities for administrative services of the Fund's operations to various agents, including the Transfer Agent and the Custodian, the Investment Adviser still has overall responsibility for the administration of each of the Portfolios and oversees the administrative services performed by others as well as servicing customer's needs and, along with each Portfolio's Trustees, is responsible for the selection of such agents and their oversight. The Investment Adviser also has overall responsibility for the selection of securities for investment for each of the Portfolios except the Money Market Portfolio which is managed on a day to day basis by Sub Adviser which in turn is overseen by the Investment Adviser.


    Louis Navellier, the owner of the Investment Adviser, is also the owner of another investment advisory firm, Navellier & Associates Inc., which presently manages approximately $3.0 billion in investor funds. Louis Navellier, the owner of the Investment Adviser, is also the owner of another investment advisory firm, Navellier Fund Management, Inc., and owns other investment advisory entities which manage assets and/or act as sub-advisers, all of which firms employ the same basic modern portfolio theories and select many of the same over-the-counter stocks and other securities which the Investment Adviser intends to employ and invest in while managing the Portfolios of the Fund. Because many of the over-the-counter and other securities which the Investment Adviser intends to, or may, invest in have a smaller number of shares available to trade than more conventional companies, lack of shares available at any given time may result in one or more of the Portfolios of the Fund not being able to purchase or sell all shares which the Investment Adviser desires to trade at a given time or period of time, thereby creating a potential liquidity problem which could adversely affect the performance of the Fund Portfolios. Since the Investment Adviser will be trading on behalf of the various Portfolios of the Fund in some or all of the same securities at the same time that Navellier & Associates Inc., Navellier Fund Management, Inc. and other Navellier controlled investment entities are trading, the potential liquidity problem could be exacerbated. In the event the number of shares available for purchase or sale in a security or securities is limited and therefore the trade order cannot be fully executed at the time it is placed, i.e., where the full trade orders of Navellier & Associates Inc., Navellier Fund Management, Inc., and other Navellier controlled investment entities and the Fund cannot be completed at the time the order is made, Navellier & Associates, Inc., and the other Navellier controlled investment entities and the Investment Adviser will allocate their purchase or sale orders in proportion to the dollar value of the order made by the other Navellier entities, and the dollar value of the order made by the Fund. For example, if Navellier & Associates Inc., and Navellier Fund Management, Inc., each place a $25,000 purchase order and Investment Adviser on behalf of the Fund places a $50,000 purchase order for the same stock and only $50,000 worth of stock is available for purchase, the order would be allocated $12,500 each of the stock to Navellier & Associates Inc., and Navellier Fund Management, Inc., and $25,000 of the stock to the Fund. As the assets of each Portfolio of the Fund increase the potential for shortages of buyers or sellers increases, which could adversely affect the performance of the various Portfolios. While the Investment Adviser generally does not anticipate liquidity problems (i.e., the possibility that the Portfolio cannot sell shares of a company and therefore the value of those shares drops) unless the Fund has assets in excess of two billion dollars (although liquidity problems could still occur when the Fund has assets of substantially less than two billion dollars), each investor is being made aware of this potential risk in liquidity and should not invest in the Fund if he, she, or it is not willing to accept this potentially adverse risk, and by investing, acknowledges that he, she or it is aware of the risks.


    An investment in shares of a portfolio involves certain speculative considerations. There can be no assurance that the Portfolio's objective will be achieved or that the value of the investment will increase. Each Portfolio intends to comply with the diversification and other requirements applicable to regulated investment companies under the Internal Revenue Code.

    INVESTMENT POLICIES. The following general policies supplement the information contained in the Prospectus. Also following are other types of investments in which each Portfolio may invest.

    CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing, negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

    TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

    BANKER'S ACCEPTANCES. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

    COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

    CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become liquid and can sometimes be traded as money market securities.

    UNITED STATES GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have a maturity of greater than five years.

    Agencies of the United States government which issue or guarantee obligations include, among others, export-import banks of the United States, Farmers' Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, the Defense Security Assistance Agency of the Department of Defense, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, the Federal National Mortgage Associates, Federal Intermediate Credit Banks, Banks for Cooperatives, and the United States Postal Service. Some of the securities are supported by the full faith and credit of the United States government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

    STOCK INDEX FUTURES. A stock index futures contract (an "Index Future") is a contract to buy an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

LOANS OF PORTFOLIO SECURITIES

    The Fund may lend its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. Government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities passed to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Investment Adviser to be of relatively high credit standing.

INVESTING IN SECURITIES OF FOREIGN ISSUERS

    Investments in foreign securities (those which are traded principally in markets outside of the United States), particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty of assessing economic trends in foreign countries. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those countries. The securities of some foreign issuers and securities traded principally in foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. issuers and securities traded principally in U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than those charged in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities traded principally in foreign securities markets.

    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. Prices of securities of companies in emerging markets can be significantly more volatile than prices of securities of companies in the more developed nations of the world, reflecting the greater uncertainties of investing in less developed markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Consequently, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Also, such local markets typically offer less regulatory protections for investors.

    While to some extent the risks to the Equity Portfolios of investing in foreign securities may be limited, since the Equity Portfolios (except The Navellier International Growth Portfolio, which may invest up to 100% of its net asset value in foreign securities) may not invest more than 15% of its net asset value in such securities and the Equity Portfolios (except The Navellier International Growth Portfolio) may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist.

    The Investment Adviser will use the same basic selection criteria for investing in foreign securities as it uses in selecting domestic securities as described in the Prospectus.

    INVESTMENT RESTRICTIONS. The Fund's fundamental policies as they affect a portfolio cannot be changed without the approval of a vote of a majority of the outstanding securities of such Portfolio. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the matter. Such a majority is defined as the lesser of (a) 67% or more of the voting shares of the Fund present at a meeting of shareholders of the Portfolio, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions (except the percentage restrictions on borrowing and illiquid securities -- which percentage must be complied with) and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio.

    The following investment restrictions are fundamental policies of the Fund with respect to each Portfolio and may not be changed except as described above. Each Portfolio may not:

    1. Purchase any securities or other property on margin; PROVIDED, HOWEVER, that each Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

    2. Make cash loans, except that each Portfolio may purchase bonds, notes, debentures, or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not.

    3. Make securities loans, except that each Portfolio may make loans of the portfolio securities of the Portfolio, provided that the market value of the securities subject to any such loans does not exceed 33-1/3% of the value of the total assets (taken at market value) of the Portfolio.

    4. Make investments in real estate or commodities or commodity contracts, including futures contracts, although each Portfolio may purchase securities of issuers which deal in real estate or commodities although this is not a primary objective of the Portfolio.

    5. Invest in oil, gas, or other mineral exploration or development programs, although each Portfolio may purchase securities of issuers which engage in whole or in part in such activities.

    6. Purchase securities of companies for the purpose of exercising management or control.

    7. Participate in a joint or joint and several trading account in securities.

    8. Issue senior securities or borrow money, except that each Portfolio may
(i) borrow money only from banks for the Portfolio for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests, that might otherwise require the untimely disposition of securities, provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of the Portfolio, and (ii) borrow money only from banks for the Portfolio for investment purposes, provided that (a) after each such borrowing, when added to any borrowing described in clause (i) of this paragraph, there is an asset coverage of at least 300% as defined in the Investment Company Act of 1940, and (b) is subject to an agreement by the lender that any recourse is limited to the assets of the Portfolio. As an operating policy, the Portfolio may not invest in portfolio securities while the amount of borrowing of the Portfolio exceeds 5% of the total assets of the Portfolio.

    9. Pledge, mortgage, or hypothecate the assets of the Portfolio to an extent greater than 10% of the total assets of the Portfolio to secure borrowings made pursuant to the provisions of Item 8 above.

    10. Purchase for each Portfolio "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933), if, as a result of such purchase, more than 10% of the net assets (taken at market value) of the Portfolio would then be invested in such securities nor will any Portfolio invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of the Portfolio would be invested in either illiquid or unseasoned securities.

    11. Invest more than 10% of each Portfolio's assets in the securities of any single company or 25% or more of such Portfolio's total assets in a single industry.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions, except as to the 5%, 10% and 300% percentage restrictions on borrowing specified in Restriction Number 8 above.


    PORTFOLIO TURNOVER. Each Portfolio has an expected annual rate of portfolio turnover which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater expenses to the Portfolio, including brokerage commission expenses, dealer mark-ups, and other transaction costs on the sale of securities, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of such Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatment. The Navellier Top 20 Portfolio's actual turnover rate for 2002 was 207%. The Navellier International Growth Portfolio's actual turnover rate for 2002 was 85%. The Navellier Large Cap Growth Portfolio's actual turnover rate for 2002 was 116%. The Navellier All Cap Growth Portfolio's actual turnover rate for 2002 was 367%. The Navellier Mid Cap Growth Portfolio's turnover rate since the commencement of operations was 78% (May 1, 2002 to December 31, 2002). The Fund will attempt to limit the annual portfolio turnover rate of each Portfolio to 300% or less, however, this rate may be exceeded if in the Investment Adviser's discretion securities are or should be sold or purchased in order to attempt to increase the Portfolio's performance. In Wisconsin an annual portfolio turnover rate of 300% or more is considered a speculative activity and under Wisconsin statutes could involve relatively greater risks or costs to the Fund.


    TRUSTEES AND OFFICERS OF THE FUND


                                    POSITION(S) HELD WITH                   PRINCIPAL OCCUPATION(S)
       NAME AND ADDRESS          REGISTRANT AND ITS AFFILIATES              DURING PAST FIVE YEARS
---------------------------    -----------------------------------    -------------------------------------
    Louis Navellier(1)         Trustee and President of the           Mr. Navellier is and has been the CEO
    One East Liberty           Navellier Millennium Funds. Trustee    and President of Navellier &
    Third Floor                and President of The Navellier         Associates Inc., an investment
    Reno, NV 89501             Performance Funds. Mr. Navellier is    management company since 1988; CEO and
    Age: 45                    also the CEO, President, Secretary,    President of Navellier Management,
                               and Treasurer of Navellier             Inc., an investment management company
                               Management, Inc., a Delaware           since May 10, 1993; CEO and President of
                               corporation which is the Investment    Navellier Securities Corp., the
                               Adviser to the Fund.                   distributor of the Fund. He is also
                                                                      a Trustee of The Navellier Performance
                                                                      Funds,

                               Mr. Navellier is also CEO,             an investment management company,
                               President, Secretary, and Treasurer    since May 10, of Navellier Securities
                               of Navellier Securities Corp., the     Corp. since May 10, 1993; CEO and

                                    POSITION(S) HELD WITH                   PRINCIPAL OCCUPATION(S)
       NAME AND ADDRESS          REGISTRANT AND ITS AFFILIATES              DURING PAST FIVE YEARS
---------------------------    -----------------------------------    ---------------------------------------
                               principal underwriter of the Fund's    President of Navellier Fund
                               shares. 1993; CEO and President        Management, Inc., an investment
                                                                      management company, since November 30,
                                                                      1995; and has been editor of MPT Review
                                                                      from August 1987 to the present and was
                                                                      publisher and editor of the predecessor
                                                                      investment advisory newsletter OTC
                                                                      Insight, which he began in 1980 and
                                                                      wrote through July 1987.

    Barry Sander               Trustee of the Navellier Millennium    Currently retired as of December 1,
    1835 Ashland Mine Road     Funds. He is also a Trustee of the     1998, formerly he was the President
    Ashland, OR 97520          Navellier Performance Funds            and CEO of Ursa Major Inc., a stencil
    Age: 54                                                           manufacturing firm and had been for
                                                                      the past nine years.

    Joel Rossman               Trustee of the Navellier Millennium    Currently owns a photo framing
    2921 California            Funds. He is also a Trustee of the     manufacturing company.
    San Francisco, CA 94115    Navellier Performance Funds            Formerly he was President and CEO of
    Age: 53                                                           Personal Stamp Exchange, Inc., a
                                                                      manufacturer, designer and distributor
                                                                      of rubber stamp products. He had been
                                                                      President and CEO of Personal Stamp
                                                                      Exchange for the preceding 10 years.

    Jacques Delacroix          Trustee of the Navellier Millennium    Professor of Business Administration,
    519 Chestnut Street        Funds. He is also a Trustee of the     Leavy School of Business, Santa Clara
    Santa Cruz, CA 95060       Navellier Performance Funds            University (1983-present)
    Age: 60

    Arjen Kuyper(1)            Trustee and Treasurer of the           Mr. Kuyper is COO of Navellier &
    One East Liberty           Navellier Millennium Funds. He is      Associates, Inc. and has been since
    Third Floor                also Treasurer of the Navellier        September 1, 1998. Prior to that he was
    Reno, NV 89501             Performance Funds                      operations manager for Navellier &
    Age: 46                                                           Associates, Inc. since 1992 and
                                                                      operations manager for Navellier
                                                                      Management, Inc. and for Navellier
                                                                      Securities Corp., since 1993.


----------

(1) This person is an interested person affiliated with the Investment Adviser.

                                    OFFICERS


    The officers of the Fund are affiliated with the Investment Adviser and receive no salary or fee from the Fund. The Fund's three (3) disinterested Trustees are each compensated by the Fund with an annual fee, payable quarterly (calculated at an annualized rate), of $12,000. Each disinterested Trustee also receives $500 per meeting. The Trustees' fees may be adjusted according to increased responsibilities if the Fund's assets exceed two hundred million dollars. In addition, each disinterested Trustee receives reimbursement for actual expenses of attendance at Board of Trustees meetings.


    The Fund does not expect, in its current fiscal year, to pay aggregate remuneration in excess of $60,000 for services in all capacities to any (a) Trustee, (b) officer, (c) affiliated person of the Fund (other than the Investment Adviser), (d) affiliated person of an affiliate or principal underwriter of the Fund, or (e) all Trustees and officers of the Fund as a group.

    The Board of Trustees is permitted by the Fund's By-Laws to appoint an advisory committee which shall be composed of persons who do not serve the Fund in any other capacity and which shall have no power to dictate corporate operations or to determine the investments of the Fund. The Fund currently has no advisory committee.

                               REMUNERATION TABLE


                                                       AGGREGATE
                                                      REMUNERATION
                                                          FROM
                                                      REGISTRANT AND
                                                       FUND COMPLEX
                                                      FOR THE FISCAL
                                                        YEAR ENDED
                             CAPACITY IN WHICH         DECEMBER 31,
      NAME                  REMUNERATION RECEIVED         2002
Louis G. Navellier        Trustee, President,        $         0.00
                       Chief Executive Officer,
                            and Treasurer

Barry Sander                    Trustee              $    12,000.00

Joel Rossman                    Trustee              $    12,000.00

Jacques Delacroix               Trustee              $     12027.89
                                                     --------------
Arjen Kuyper                    Trustee              $         0.00



OFFICERS' AND DIRECTORS' OWNERSHIP OF FUND SHARES

  As of December 31, 2002 the dollar range of equity securities owned by each Director in the Fund and the fund complex was as follows:

                          DOLLAR RANGE OF         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                         EQUITY SECURITIES          REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                            IN THE FUND              DIRECTOR IN FAMILY OF INVESTMENT COMPANIES*
Louis G. Navellier       Over $100,000                           Over $100,000
Barry Sander                  None                                    None
Joel Rossman                  None                                    None
Jacques Delacroix             None                               $10,001-$50,000
Arjen Kuyper                  None                               $10,001-$50,000

   * "Family of Investment Companies" consists of all mutual funds advised by
                           Navellier Management Inc.



               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    On September 3, 1998, in order to fulfill the requirements of Section 14(a)
(1) of the Investment Company Act of 1940, one hundred percent (100%) of the issued and outstanding shares of the then only existing Portfolio of the Fund was purchased by Louis Navellier under a subscription agreement dated September 3, 1998. Such subscription for acquisition was made for an aggregate of $100,000 allocated 100% for the Navellier Top 20 Portfolio (to purchase 10,000 shares). Mr. Navellier is no longer a control person.

                      THE INVESTMENT ADVISER, DISTRIBUTOR,
                          CUSTODIAN AND TRANSFER AGENT

THE INVESTMENT ADVISER

    Navellier Management, Inc. acts as the Investment Adviser to each Portfolio of the Fund. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Investment Adviser is responsible for selecting the securities which will constitute the pool of securities which will be selected for investment for the Portfolio. Pursuant to a separate Administrative Services Agreement, the Investment Adviser provides each Portfolio of the Fund with certain administrative services, including accounting and bookkeeping services and supervising the Custodian's and Transfer Agent's activities and each Portfolio's compliance with its reporting obligations. The Investment Adviser may contract (and pay for out of its own resources including the administrative fee it receives) for the performance of such services to the Custodian, Transfer Agent, or others, and may retain all of its 0.25% administrative services fee or may share some or all of its fee with such other person(s). The Investment Adviser also provides each Portfolio of the Fund with a continuous investment program based on its investment research and management with respect to all securities and investments. The Investment Adviser will determine from time to time what securities and other investments will be selected to be purchased, retained, or sold by the various portfolios of the Fund.

    The Investment Adviser is owned and controlled by its sole shareholder, Louis G. Navellier (a 100% stockholder). Louis G. Navellier is an affiliated person of the Fund and is also the sole owner of the Distributor, Navellier Securities Corp. Louis Navellier is also the principal shareholder of Navellier & Associates Inc. Navellier & Associates, Inc. is registered as an investment adviser with the Securities and Exchange Commission. Louis Navellier is, and has been, in the business of rendering investment advisory services to significant pools of capital since 1987.

    For information regarding the Fund's expenses and the fees paid to the Investment Adviser see "Fees and Expenses of the Portfolio" in the Prospectus.

    (a) THE INVESTMENT ADVISER

    The offices of the Investment Adviser (Navellier Management, Inc.) are located at One East Liberty, Third Floor, Reno, Nevada 89501. The Investment Adviser began operation in May 1993 and advises this Fund and The Navellier Performance Funds.

        (i) The following individuals own the enumerated shares of outstanding stock of the Investment Adviser and, as a result, maintain control over the Investment Adviser:

                                  SHARES OF OUTSTANDING STOCK          PERCENTAGE OF
         NAME                      OF THE INVESTMENT ADVISER         OUTSTANDING SHARES
--------------------------     ---------------------------------   ----------------------
Louis G. Navellier                          1,000                          100%

        (ii) The following individuals are affiliated with the Fund, the Investment Adviser, and the Distributor in the following capacities:

         NAME                                POSITION
------------------------    ------------------------------------------
Louis G. Navellier          Trustee and one of the Portfolio Managers
                            of the Fund; Director, CEO, President,
                            Secretary, and Treasurer of Navellier
                            Management, Inc.,; Director, President,
                            CEO, Secretary, and Treasurer of Navellier
                            Securities Corp.; Trustee and one of the
                            Portfolio Managers of The Navellier
                            Performance Funds.

   Alan Alpers              One of the Portfolio Managers of
                            The Navellier Performance Funds.

   Arjen Kuyper             Trustee and Treasurer of the Fund; Treasurer
                            of The Navellier Performance Funds; Chief
                            Operating Officer for Navellier Management,
                            Inc.

        (iii) The annual management fees payable to the Investment Adviser under the terms of the Investment Advisory Agreement (the "Advisory Agreement") between the Investment Adviser and the Fund are payable monthly and are based upon

              1.00% of the average daily net assets of each of the Portfolios of the Fund except the Money Market Portfolio which pays the Investment Adviser an annual fee of 0.50% of the average daily net assets of the Portfolio. The Investment Adviser has a Sub-Advisory Agreement with Money Management Advisers, Inc. ("Sub-Adviser") which pays Sub-Adviser an annual fee of 0.50% of the average daily net assets of the Portfolio on the first $50 million of net assets and 0.25% of the net assets over $50 million. The Investment Adviser has the right, but not the obligation, to waive any portion or all of its management fee, from time to time and has agreed to do so.


Navellier Management, Inc. was paid investment advisory fees for each of the Portfolios except the Money Market Portfolio which are newly organized portfolios in the following amounts for the period ended December 31, 2002:



 2002                  Navellier Top 20 Portfolio                   $  224694.67

                       Navellier International Growth Portfolio     $   11671.87

                       Navellier Large Cap Growth Portfolio         $    7883.40

                       Navellier All Cap Growth Portfolio           $   53592.93

                       Navellier Mid Cap Growth Portfolio           $    7221.51


    The investment Adviser has agreed for the following years to waive reimbursement of all or a portion of the expenses advanced by it on behalf of each Portfolio as necessary so that the total operating expenses of each respective portfolio do not exceed the following "Expense Discount" amounts:


          PORTFOLIO              EXPENSE DISCOUNT   YEAR(S)
Navellier Top 20
(Class A Shares)                      1.50%          2003
(Class B Shares)                      2.25%          2003
(Class C Shares)                      2.25%          2003

Navellier International Growth
(Class A Shares)                      1.50%          2003
(Class B Shares)                      2.25%          2003
(Class C Shares)                      2.25%          2003

Navellier Large Cap Growth
(Class A Shares)                      1.50%          2003
(Class B Shares)                      2.25%          2003
(Class C Shares)                      2.25%          2003

Navellier All Cap Growth
(Class A Shares)                      1.50%          2003
(Class B Shares)                      2.25%          2003
(Class C Shares)                      2.25%          2003

Navellier Mid Cap Growth
(Class A Shares)                      1.50%          2003
(Class B Shares)                      2.25%          2003
(Class C Shares)                      2.25%          2003

Navellier Money Market
(Class A Shares)                      1.50%          2003
(Class B Shares)                      2.25%          2003
(Class C Shares)                      2.25%          2003



    During the period ended December 31, 2002, the Investment Adviser paid operating expenses of $228653 for the Navellier Top 20 Portfolio, $112059 for the Navellier International Growth Portfolio, $111663 for the Navellier Large Cap Growth Portfolio and $140944 for the Navellier All Cap Growth Portfolio. The Investment Adviser may seek future reimbursement of all unreimbursed past expense incurred on behalf of the Fund. Under the operating expense agreement, the Adviser requested, and the Navellier Top 20 Portfolio reimbursed $56173, the Navellier International Growth Portfolio reimbursed $2917, the Navellier Large Cap Growth Portfolio reimbursed $1971 and the Navellier All Cap Growth Portfolio reimbursed $13398 of such expenses.

    Expenses not expressly assumed by the Investment Adviser under the Advisory Agreement are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund for the account of the applicable Portfolio, the major categories of which relate to taxes, fees to Trustees, legal, accounting, and audit expenses, custodian and transfer agent expenses, certain printing and registration costs, and non-recurring expenses, including litigation.

    The Advisory Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its investors except for losses (i) resulting from the willful misfeasance, bad faith, or gross negligence on its part, (ii) resulting from reckless disregard by it of its obligations and duties under the Advisory Agreement, or (iii) a loss for which the Investment Adviser would not be permitted to be indemnified under the Federal Securities laws.


        (iv) Pursuant to an Administrative Services Agreement, the Investment Adviser receives an annual fee of 0.25% of the value of the assets under management and provides or is responsible for the provision of certain administrative services to the Fund, including, among others, the preparation and maintenance of certain books and records required to be maintained by the Fund under the Investment Company Act of 1940. The Administrative Services Agreement permits the Investment Adviser to contract out for all of its duties thereunder; however, in the event of such contracting, the Investment Adviser remains responsible for the performance of its obligations under the Administrative Services Agreement. The Investment Adviser has entered into an agreement with FBR National Bank & Trust, to perform, in addition to custodian and transfer agent services, some or all administrative services and may contract in the future with other persons or entities to perform some or all of its administrative services. All of these contracted services are and will be paid for by the Investment Adviser out of its fees or assets.


    In exchange for its services under the Administrative Services Agreement, the Fund reimburses the Investment Adviser for certain expenses incurred by the Investment Adviser in connection therewith but does not reimburse Investment Adviser (over the amount of 0.25% annual Administrative Services Fee) to reimburse it for fees Investment Adviser pays to others for administrative services. The agreement also allows Investment Adviser to pay to its delegate part or all of such fees and reimbursable expense payments incurred by it or its delegate.

    The Investment Advisory Agreement permits the Investment Adviser to act as investment adviser for any other person, firm, or corporation, and designates the Investment Adviser as the owner of the name "Navellier" or any use or derivation of the word Navellier. If the Investment Adviser shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Navellier" as part of its title may, solely at the Investment Adviser's option, be withdrawn.

    The Investment Adviser advanced the Fund's organizational expenses but agreed not to seek reimbursement of those expenses. The Fund has agreed to reimburse the Investment Adviser for other expenses (but not organizational expenses) it advances, without interest, by the end of the applicable Fund year, however the Investment Adviser can elect by the end of the applicable Fund year to waive reimbursement of some or all of such advances. No Portfolio shall be responsible for the reimbursement of more than its proportionate share of expenses.

    The Fund and its investment adviser and principal underwriter have adopted codes of ethics which prohibit Fund personnel from investing in securities that may be purchased or held by the Fund.

    Information about the Fund (including the SAI and codes of ethics) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund including information about the codes of ethics are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

    (b) The SUB-ADVISER

        MONEY MANAGEMENT ADVISERS, INC., 1001 Nineteenth Street North, Arlington, Virginia 22209, serves as the investment sub-adviser to the Navellier Money Market Portfolio. Money Management Advisers, Inc. ("MMA") was established in 1974 and is registered with the Securities and Exchange Commission as an investment adviser and has served as the adviser to the Fund for Government Investors since the Fund commenced operations on February 14, 1975. The Fund for Government Investors is a similar portfolio to the Navellier Money Market Portfolio, with the same investment style and portfolio security selection.

Subject to the general supervision of the Investment Adviser and the Fund's Board of Trustees, the Sub-Adviser manages the day to day investment and reinvestment of the assets of the Portfolio. An Adviser Group makes investment decisions, and therefore no one person is primarily responsible for making such decisions.


Money Management Advisers, Inc. is a wholly-owned subsidiary of FBR National Bank & Trust (both of which are wholly-owned subsidiaries of Friedman, Billings, Ramsey Group, Inc.). MMA manages five other no-load mutual funds. MMA and its asset management affiliates, manages approximately $8.1 billion of gross assets (including leverage) for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations, and private partnerships.



Under an agreement between the Sub-Adviser and the Investment Adviser, the Sub-Adviser receives a fee at an annual rate based on the following schedule:


    0.50% of the first $50 million of the Portfolio's net assets; plus 0.25% of the net assets over $50 million

SUBADVISORY AGREEMENT

Pursuant to a Subadvisory Agreement between the Investment Adviser and MMA, MMA is responsible for making day to day investment decisions and placing orders for the purchase and sale of the Fund's investments directly with the issuers or with brokers or dealers selected by it in its discretion. Consistent with the requirements of applicable law, the Subadvisory Agreement provides that NMA generally is not liable to the Investment Adviser, the Fund, or to any shareholder of the Fund for any error in judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement, or otherwise, except by reason of willful misfeasance, bad faith or negligence, or reckless disregard of its obligations and duties under the Subadvisory Agreement. The Subadvisory Agreement may be terminated by the Investment Adviser or NMA, without penalty, upon 30 days' prior written notice. In addition, the Subadvisory Agreement may be terminated by the Board or by a majority vote of the Portfolio's shareholders, without penalty, upon 30 days' prior written notice. The Subadvisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act. The Subadvisory Agreement will remain in effect for two years from its effective date, and, unless earlier terminated, will continue from year-to-year thereafter, provided that each such continuance is approved annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Portfolio and, in either case, (ii) by a majority of the Independent Trustees.

    (b) THE DISTRIBUTOR

    The Fund's Distributor is Navellier Securities Corp., a Delaware Corporation organized and incorporated on May 10, 1993. Navellier Securities Corp. is registered as a broker-dealer with the Securities Exchange Commission and National Association of Securities Dealers and the various states in which this Fund's securities will be offered for sale by Distributor and will be registered with such agencies and governments before any Fund shares are sold by it. The Fund's shares will be continuously distributed by Navellier Securities Corp. (the "Distributor") located at One East Liberty, Third Floor, Reno, Nevada 89501, pursuant to each Portfolio's Distribution Agreement. The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. The Distributor is responsible for any payments made to its registered representatives as well as the cost (in excess of the 12b-1 fee) of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with the distribution of shares of the Fund.

DISTRIBUTION PLAN

    THE DISTRIBUTION PLANS

    Each Portfolio has adopted Plans pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby such Portfolio compensates Distributor or others in the amount of 0.25% per annum of the average daily net assets of such Portfolio for the Class A shares and in the amount of 1.00% per annum of the average daily net assets for the Class B and Class C shares for expenses incurred and services rendered for the promotion and distribution of the shares of such Portfolio of the Fund, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses (including personnel of Distributor) of preparation of sales literature and related expenses, advertisements and other distribution-related expenses, including a prorated portion of Distributor's overhead expenses attributable to the distribution of such Portfolio's Fund shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, amounts that such Portfolio pays to Distributor or others as a service fee to compensate such parties for personal services provided to shareholders of such Portfolio and/or the maintenance of shareholder accounts. The Distributor can keep all of said 12b-1 fees it receives to the extent it is not required to pay others for such services. Such Rule 12b-1 fees are paid pursuant to the distribution plan and distribution agreements entered into between such service providers and Distributor or the Portfolio directly. The 12b-1 Plans for such Portfolio also covers payments by the Distributor and Investment Adviser to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by such Portfolio within the context of Rule 12b-1. The payments under such 12b-1 Plans for such Portfolio are included in the maximum operating expenses which may be borne by such Portfolio. Payments under such 12b-1 Plans for such Portfolio may exceed actual expenses incurred by the Distributor, Investment Adviser or others.

    In addition to 12b-1 fees, investors may also be charged a transaction fee if they effect transactions in fund shares through a broker or agent.

    (c) THE CUSTODIAN AND TRANSFER AGENT

    FBR National Bank & Trust, 4922 Fairmont Avenue, Bethesda, Maryland 20814, serves as the custodian of the Fund's portfolio securities and as the Fund's transfer agent and, in those capacities, maintains certain accounting and other records of the Fund and processes requests for the purchase or the redemption of shares, maintains records of ownership for shareholders, and performs certain other shareholder and administrative services on behalf of the Fund.

    The Fund has entered into an agreement with FBR National Bank & Trust, to perform, in addition to custodian and transfer agent services, some or all administrative services and may contract in the future with other persons or entities to perform some or all of its administrative services. All of these contracted services are and will be paid for by the Fund out of its assets.

    (d) LEGAL COUNSEL

    The Law Offices of Samuel Kornhauser, 155 Jackson Street, Suite 1807, San Francisco, California 94111 is legal counsel to the Fund, to the Investment Adviser and to the Distributor.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    In effecting portfolio transactions for the Fund, the Investment Adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services," as defined herein. The Investment Adviser may cause the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer or that any offset of direct expenses of a portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities; furnishing analysis and reports concerning issuers, industries, economic facts and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Investment Adviser are considered to be in addition to and not in lieu of services required to be performed by the Investment Adviser under its contract with the Fund and may benefit both the Fund and other clients of the Investment Adviser or customers of or affiliates of the Investment Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Investment Adviser or its affiliates may benefit the Fund.

    If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible, the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

    The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Adviser in determining the overall reasonableness of brokerage commissions paid by the Fund. Some portfolio transactions are subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to obtaining best prices and executions, effected through dealers who sell shares of the Fund.

    The Board of Trustees of the Fund will periodically review the performance of the Investment Adviser of its respective responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

    The Board of Trustees will periodically review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. At present, no recapture arrangements are in effect. The Board of Trustees will review whether recapture opportunities are available and are legally permissible, and, if so, will determine, in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

                              EXPENSES OF THE FUND

GENERAL

    Each Portfolio is responsible for the payment of its own expenses. These expenses are deducted from that Portfolio's investment income before dividends are paid. These expenses include, but are not limited to: fees paid to the Investment Adviser, the Custodian and the Transfer Agent; Trustees' fees; taxes; interest; brokerage commissions; organization expenses; securities registration ("blue sky") fees; legal fees; auditing fees; printing and other expenses which are not directly assumed by the Investment Adviser under its investment advisory or expense reimbursement agreements with the Fund. General expenses which are not associated directly with a specific Portfolio (including fidelity bond and other insurance) are allocated to each Portfolio based upon their relative net assets. The Investment Adviser may, but is not obligated to, from time to time advance funds, or directly pay, for expenses of the Fund and may seek reimbursement of or waive reimbursement of those advanced expenses.

COMPENSATION OF THE INVESTMENT ADVISER

    The Investment Adviser presently receives an annual 1.00% fee for investment management of each Portfolio except the Money Market Portfolio for which the annual investment management fee is 0.50%. The fee is payable monthly, based upon the Portfolio's average daily net assets. The Investment Adviser also receives a 0.25% annual fee for rendering administrative services to the Fund pursuant to an Administrative Services Agreement and is entitled to reimbursement for operating expenses it advances for the Fund.

BROKERAGE COMMISSIONS

    The Investment Adviser may select selected broker-dealers to execute portfolio transactions for the Portfolios of the Fund, provided that the commissions, fees, or other remuneration received by such party in exchange for executing such transactions are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. In addition, when selecting broker-dealers for Fund portfolio transactions, the Investment Adviser may consider the record of such broker-dealers with respect to the sale of shares of the Fund.

HOW DEALERS ARE COMPENSATED

Dealers are paid in two ways for selling shares of the Navellier Millennium
Funds:

THEY RECEIVE A COMMISSION WHEN YOU BUY SHARES

The amount of commission depends on the amount you invest and the share class you buy. Sales commissions are detailed in the chart below.

* Class A investments (% of offering price)

                                                  COMMISSION             AMOUNT
                                            RECEIVED BY DEALERS OUT    PAID BY THE
                                           OF SALES CHARGES YOU PAY    DISTRIBUTOR
                                           ------------------------    -----------
Less than $50,000......................              4.95%                    --
$50,000 or more but less than $100,000               4.50%                    --
$100,000 or more but less than $250,000              3.50%                    --
$250,000 or more but less than $500,000              3.00%                    --
$500,000 or more but less than $1
  million..............................              2.00%                    --
$1,000,000 and above...................                --                   1.00%

* Class B investments

Receive 4% of the sale price from the Distributor at the time of the sale consisting of 3.75% from the initial sales charge and 0.25% as an advance payment of the first year's 12b-1 fee allocable to shareholder services. In the second year and each year thereafter that the shares are held, the dealer receives an annual 12b-1 fee of 0.25% payable periodically commencing on the first day of the 2nd month of the year.

* Class C investments

In the first year, the dealers receive 1% of the sale price from the Distributor consisting of a sales commission of 0.75% of the purchase price of the Class C shares sold plus a 0.25% advance of the first year's 12b-1 fee. In the second year and annually thereafter, the dealers receive only the 12b-1 fee.

THEY ARE PAID A FEE BY THE DISTRIBUTOR FOR SERVICING YOUR ACCOUNT

They receive a service fee depending on the average net asset value of the class of shares their clients hold in Navellier funds. These fees are paid from the 12b-1 fee deducted from each fund class. In addition to covering the cost of commissions and service fees, the 12b-1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. The 12b-1 fee charged may exceed the actual cost of distribution and or service.

                       CAPITAL STOCK AND OTHER SECURITIES

    The rights and preferences attached to the shares of each Portfolio are described in the Prospectus. (See "Description of Shares".) The Investment Company Act of 1940 requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Investment Company Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts, and the election of Trustees from the separate voting requirements of the Rule.

    Class A, Class B and Class C shares are available for purchase. These classes, as described in the Prospectus, vary with respect to the type and amount of sales charges associated with each class.

                              DESCRIPTION OF SHARES

    The Fund is a Delaware business trust organized on September 4, 1998. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Board of Trustees has the power to designate one or more classes ("Portfolios") of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such classes. Presently the Fund is offering shares of six (6) Portfolios, the Navellier Top 20 Portfolio, The Navellier International Growth Portfolio, The Navellier Large Cap Growth Portfolio, The Navellier All Cap Growth Portfolio, The Navellier Mid Cap Growth Portfolio and The Navellier Money Market Portfolio which are described herein.

    The shares of each Portfolio, when issued, are fully paid and non-assessable, are redeemable at the option of the holder, are fully transferable, and have no conversion or preemptive rights. Shares are also redeemable at the option of each Portfolio of the Fund when a shareholder's investment, as a result of redemptions in the Fund, falls below the minimum investment required by the Fund (see "Redemption of Shares"). Each share of a portfolio is equal as to earnings, expenses, and assets of the Portfolio and, in the event of liquidation of the Portfolio, is entitled to an equal portion of all of the Portfolio's net assets. Shareholders of each Portfolio of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by Portfolio except as otherwise required by law or when the Board of Trustees determines that a matter to be voted upon affects only the interest of the shareholders of a particular Portfolio. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Fund is not required, and does not intend, to hold annual meetings of shareholders, such meetings may be called by the Trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of any Portfolio for the purpose of electing or removing Trustees.

    All shares (including reinvested dividends and capital gain distributions) are issued or redeemed in full or fractional shares rounded to the third decimal place. No share certificates will be issued. Instead, an account will be established for each shareholder and all shares purchased will be held in book-entry form by the Fund.

                   PURCHASE, REDEMPTION, AND PRICING OF SHARES

    Shares of each Portfolio are sold on a continuous basis through the Distributor, the Transfer Agent and the Distributor's network of broker-dealers.

PURCHASE BY MAIL

    Investments in each Portfolio can be made directly to the Distributor or through the transfer agent--FBR National Bank & Trust--or through selected securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee.

TO INVEST BY MAIL: Fill out an application and make a check payable to "The Navellier Millennium Funds." Mail the check along with the application to:

    The Navellier Millennium Funds c/o FBR National Bank & Trust 4922 Fairmont Avenue Bethesda, MD 20814

    Purchases by check will be credited to an account as of the date the Portfolio's net asset value is next determined after receipt of payment and a properly completed account application. Foreign checks will not be accepted.

    Purchase orders which do not specify the Portfolio and class of shares in which an investment is to be made will be returned. (See "Purchase and Pricing of Shares--General Purchasing Information".) Net asset value per share is calculated once daily as of 4 p.m. E.S.T. on each business day. (See "Purchase and Pricing of Shares--Valuation of Shares".)

THE PORTFOLIOS

    The shares of each Portfolio are sold at their net asset value per share next determined after an order in proper form (i.e., a completely filled out application form) is received by the Transfer Agent.

    If an order for shares of the Portfolio is received by the Transfer Agent before 4:00 p.m. New York Time on any business day, such shares will be purchased at the net asset value determined as of 4:00 p.m. New York Time on that day. Otherwise, such shares will be purchased at the net asset value determined as of 4:00 p.m New York Time on the next business day. However, orders received by the Transfer Agent from the Distributor or from dealers or brokers after the net asset value is determined that day will receive such net asset value price if the orders were received by the Distributor or broker or dealer from its customer prior to such determination and were transmitted to and received by the Transfer Agent prior to its close of business on that day (normally 4:00 p.m. New York Time). Shares are entitled to receive any declared dividends on the day following the date of purchase.

PURCHASES THROUGH SELECTED DEALERS

    Shares purchased through Selected Dealers will be effected at the net asset value next determined after the Selected Dealer receives the purchase order, provided that the Selected Dealer transmits the order to the Transfer Agent and the Transfer Agent accepts the order before 4:00 p.m. New York Time on the day of determination. See "Valuation of Shares". If an investor's order is not transmitted and accepted before 4:00 p.m. New York Time, the investor must settle his or her entitlement to that day's net asset value with the Selected Dealer. Investors may also purchase shares of the Portfolio by telephone through a Selected Dealer by having the

Selected Dealer telephone the Transfer Agent with the purchase order. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. However, shares of the Fund purchased directly from the Fund will be free of any transaction charges.

    Certain selected Dealers may effect transactions in shares of the Portfolio through the National Securities Clearing Corporation's Fund/SERV system.

    Purchases of shares through Selected Dealers not utilizing the National Securities Clearing Corporation's Fund/SERV system will be effected when received in proper form by the Transfer Agent, as described above, in the same manner and subject to the same terms and conditions as are applicable to shares purchased directly through the Transfer Agent.

    Shareholders who wish to transfer Fund shares from one broker-dealer to another should contact the Fund at (800) 622-1386, or their broker dealer.

    REDEMPTION OF SHARES. The Prospectus, under "Redemption of Shares" describes the requirements and methods available for effecting redemption. The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange or any other applicable exchange, is closed (other than a customary weekend and holiday closing), (b) when trading on the New York Stock Exchange, or any other applicable exchange, is restricted, or an emergency exists as determined by the Securities and Exchange Commission ("SEC") or the Fund so that disposal of the Fund's investments or a fair determination of the net asset values of the Portfolios is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the Portfolio's shareholders.

    The Fund normally redeems shares for cash. However, the Board of Trustees can determine that conditions exist making cash payments undesirable. If they should so determine (and if a proper election pursuant to Rule 18f-1 of the Investment Company Act has been made by the Fund), redemption payments could be made in securities valued at the value used in determining net asset value. There generally will be brokerage and other costs incurred by the redeeming shareholder in selling such securities.

REDEMPTIONS BY TELEPHONE

    You automatically receive telephone redemption and exchange privileges when you invest in the Fund. Telephone redemption is not available for shares held in IRAs. Furthermore, you must wait 30 days after notifying FBR National Bank & Trust before selling your shares by telephone. Each Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days' notice.

FURTHER REDEMPTION INFORMATION

    Additional documentation regarding a redemption by any means may be required when deemed appropriate by the Fund and / or the Transfer Agent, and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received. An investor should contact the Fund or the Transfer Agent to inquire what, if any, additional documentation may be required.

    The Fund reserves the right to modify any of the methods of redemption upon 30 days' written notice to shareholders.

    Under certain circumstances, the right of redemption may be suspended or the redemption may be satisfied by distribution of portfolio securities rather than cash if a proper election pursuant to Rule 18f-1 of the Investment Company Act has been made by the Fund. Information as to those matters is set forth herein.

    Investors may redeem their shares and instruct the Fund or Transfer Agent, in writing or by telephone, to either deposit the redemption proceeds in the Fund for Government Investors, a regulated investment company administered by FBR National Bank & Trust, pending further instructions as to the investor's desire to subsequently reinvest in the Fund or the investor may direct some other disposition of said redemption proceeds.


    DETERMINATION OF NET ASSET VALUE. As described in the Prospectus, the net asset value of shares of each Portfolio of the Fund is determined once daily as of 4 p.m. New York time on each day during which the New York Stock Exchange, or other applicable exchange, is open for trading. The New York Stock Exchange is scheduled to be closed for trading on the following days: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day,

Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Board of Trustees of the Exchange reserves the right to change this schedule. In the event that the New York Stock Exchange or the national securities exchanges on which small cap equities are traded adopt different trading hours on either a permanent or temporary basis, the Board of Trustees of the Fund will reconsider the time at which net asset value is to be computed.

    VALUATION OF ASSETS. In determining the value of the assets of any Portfolio of the Fund, the securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or, if no sales are reported - as is the case with many securities traded over-the-counter - the last reported bid price. Debt securities (other than short-term obligations, i.e., obligations which have 60 days or less left to maturity, which are valued on the basis of amortized cost) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by a pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality of issue, trading characteristics, and other market data. All other securities and assets are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees.

                                      TAXES

    In the case of a "series fund" (that is, a regulated investment company having more than one segregated portfolio of investments the beneficial interests in which are owned by the holders of a separate series of stock), each investment portfolio is treated as a separate corporation for federal income tax purposes. The Fund will be deemed a series fund for this purpose and, thus, each Portfolio will be deemed a separate corporation for such purpose.

    Each Portfolio of the Fund intends to qualify as a regulated investment company for federal income tax purposes. Such qualification requires, among other things, that each Portfolio (a) make a timely election to be a regulated investment company, (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities (including options and futures) or foreign currencies, and (c) diversify its holdings so that at the end of each fiscal quarter (i) 50% of the market value of its assets is represented by cash, government securities, securities of other regulated investment companies, and securities of one or more other issuers (to the extent the value of the securities of any one such issuer owned by the Portfolio does not exceed 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than government securities and securities of other regulated investment companies) of any one industry. These requirements may limit the ability of the Portfolios to engage in transactions involving options and futures contracts.

    If each Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on its "investment company taxable income" (calculated by excluding the amount of its net capital gain, if any, and by excluding the dividends-received and net operating loss deductions) or "net capital gain" (the excess of its long-term capital gain over its net short-term capital loss) which is distributed to shareholders. In determining taxable income, however, a regulated investment company holding stock on the record date for a dividend is required to include the dividend in income on the later of the ex-dividend date or the date of acquisition.

                           DIVIDENDS AND DISTRIBUTIONS

    All dividends and distributions with respect to the shares of any Portfolio will be payable in shares at net asset value or, at the option of the shareholder, in cash. Any shareholder who purchases shares of the Portfolio prior to the close of business on the record date for a dividend or distribution will be entitled to receive such dividend or distribution. Dividends and distributions (whether received in shares or in cash) are treated either as return of capital, ordinary income or long-term capital gain for federal income tax purposes. Between the record date and the cash payment date, each Portfolio retains the use and benefits of such monies as would be paid as cash dividends.

    Each Portfolio will distribute all of its net investment income and net realized capital gains, if any, annually in December.

    If a cash payment is requested with respect to the Portfolio, a check will be mailed to the shareholder. Unless otherwise instructed, the Transfer Agent will mail checks or confirmations to the shareholder's address of record.

    The federal income tax laws impose a four percent (4%) nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in the federal income tax laws. Each Portfolio intends to comply with the distribution requirements and thus does not expect to incur the four percent (4%) nondeductible excise tax, although the imposition of such excise tax may possibly occur.

    Shareholders will have their dividends and/or capital gain distributions reinvested in additional shares of the applicable Portfolio(s) unless they elect in writing to receive such distributions in cash. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether they want dividends reinvested or distributed.

    The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. (See "Taxes" following.)

    In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Transfer Agent will reinvest dividends after deduction of the amount required to be withheld.

    Experience may indicate that changes in the automatic reinvestment of dividends are desirable. Accordingly, the Fund reserves the right to amend or terminate this provision as applied to any dividend or distribution paid subsequent to written notice of the change sent to shareholders at least 90 days before the record date for such dividend or distribution.

    Dividends paid out of net investment income and net short-term capital gains of a portfolio will be taxable to shareholders as ordinary income regardless of whether such distributions are reinvested in additional shares or paid in cash. If a portion of a portfolio's net investment income is derived from dividends from domestic corporations, a corresponding portion of the dividends paid out of such income may be eligible for the dividends-received deduction. Corporate shareholders will be informed as to the portion, if any, of dividends received by them which will qualify for the dividends-received deduction.

    Dividends paid out of the net capital gain of a portfolio that are designated as capital gain dividends by the Fund will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held their shares. Such dividends will not be eligible for the dividends-received deduction. If shares of the Fund to which such capital gains dividends are attributable are held by a shareholder for less than 31 days and there is a loss on the sale or exchange of such shares, then the loss, to the extent of the capital gain dividend or undistributed capital gain, is treated as a long-term capital loss.

    All distributions, whether received in shares or cash, must be reported by each shareholder on his federal income tax return. Taxable dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been paid by the Fund and received by such shareholders on December 31 of the year if such dividend is actually paid by the Fund during January of the following year.

    Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

    The redemption of all or part of the shares of a series held by any shareholder will generally be treated as a sale or exchange unless the redemption fails to substantially reduce the shareholder's percentage ownership interest in the related Portfolio (determined for this purpose using certain specific rules of constructive ownership). Any redemption that does not substantially reduce a shareholder's percentage ownership interest in a portfolio may be treated as a dividend.

    If a redemption is treated as a sale or exchange, the shareholder will generally recognize gain or loss measured by the difference between the redemption price and the basis of the shares. This gain will generally be treated as capital gain (long-term or short-term, depending upon the shareholder's holding period for the redeemed shares).

    The exchange of the shares in one Portfolio for shares in another Portfolio will be treated as a taxable exchange for federal income tax purposes. If the exchange occurs within 90 days of the acquisition of the original shares, however, the shareholder's basis in the original shares will not include the sales charge, if any, to the extent such charge does not exceed the amount that would have been charged on the acquisition of the second-acquired shares if such shares were acquired directly. To the extent that the sales charge, if any, paid upon acquisition of the original shares is not taken into account in determining the shareholder's gain or loss from the disposition of the original shares, it is added to the basis of the newly acquired shares.

    On or before January 31 of each year, the Fund will issue to each person who was a shareholder at any time in the prior year a statement of the federal income tax status of all distributions made to such shareholder.

    Shareholders who fail to provide correct taxpayer identification numbers or fail to certify as to no loss of exemption from backup withholding or otherwise fail to comply with applicable requirements of the law relating to backup withholding will be subject to backup withholding with respect to dividends at the rate of 31% unless they are corporations or come within other exempt categories. Any amounts paid as backup withholding will be creditable against the federal income tax liabilities of the affected shareholders. All shareholders should consult their own tax advisers with regard to the tax consequences applicable to their respective investments in the Fund.

    The foregoing discussion relates solely to United States federal income tax laws as applicable to United States persons (that is, citizens and residents of the United States and domestic corporations, partnerships, trusts, and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the United States and non-United States tax consequences of ownership of shares, including the possibility that distributions by the Fund may be subject to a United States withholding tax at the rate of 31% (or at a lower rate under an applicable United States income tax treaty).

    Each Portfolio will be subject to a nondeductible excise tax for any year equal to 4% of the "required distribution" for the year over the "distributed amount" for the year. For this purpose, the term "required distribution" means, with respect to any year, the sum of (a) 98% of the Portfolio's "ordinary income" (that is, its taxable income determined by excluding its net capital gain, if any, by disallowing the dividends-received and net operating loss deductions, and by not taking into account any capital gain or loss), (b) 98% of its net capital gain income (that is, the excess of capital gains over capital losses) for the one-year period ending on December 31 of the year, and (c) the "prior year shortfall" (that is, the excess, if any, of the "grossed-up required distribution" for the prior year over the "distributed amount" for such year). For this purpose, the term "grossed-up required distribution" means, with respect to any year, the required distribution for the year (determined by including 100% of the Portfolio's ordinary income and capital gain net income) and the term "distributed amount" means, with respect to any year, the sum of
(a) the amount of dividends-paid or deemed paid during the year, (b) any amount on which the Portfolio is required to pay corporate tax for the year, and (c) the excess, if any, of the distributed amount for the prior year over the required distribution for such year.

    The individual Portfolios will not be subject to tax in Delaware for any year in which they each qualify as a regulated investment company. They may, however, be subject to such tax for any year in which they do not so qualify and may be subject to tax in certain other states where they are deemed to be doing business. Moreover, distributions may be subject to state and local taxes. In those states which have income tax laws, the tax treatment of such Portfolios and the tax treatment of shareholders with respect to distributions may be different from the federal income tax treatment of such persons.

    The foregoing is a general summary of the federal income tax consequences of investing in the Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisers about the tax consequences of an investment in the Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws.

                                  UNDERWRITERS

    The Fund's shares will be continuously distributed through Navellier Securities Corp. (the "Distributor") located at One East Liberty, Third Floor, Reno, Nevada 89501, pursuant to distribution agreements as amended, beginning August 26, 1999.

The Distributor has been selling the Fund's Navellier Top 20 Portfolio shares since August 26, 1999, The Navellier International Portfolio since September 5, 2000, The Navellier Large Cap Growth Portfolio since September 5, 2000, The Navellier All Cap Growth Portfolio since September 5, 2000, The Navellier Mid Cap Growth Portfolio since May 1, 2002 and the Navellier Money Market Portfolio since May 1, 2002.

    Prior to that date, shares had been distributed through GSG Securities, Inc.

    The Distributor acts as the sole principal underwriter of the Fund's shares. Through a network established by the Distributor, the Fund's shares may also be sold through selected investment brokers and dealers. For a description of the Distributor's obligations to distribute the Fund's securities, see "The Investment Adviser, Distributor, Custodian and Transfer Agent."

    The following table sets forth the remuneration received by the Distributor and prior distributor for the periods ended December 31, 2000, December 31, 2001 and December 31, 2002.


                            UNDERWRITING
                            DISCOUNTS AND     COMPENSATION      BROKERAGE       OTHER
  YEAR       PORTFOLIO       COMMISSIONS     ON REDEMPTIONS    COMMISSIONS   COMPENSATION*
--------   -------------   ---------------   ---------------   -----------   -------------
 2000      Top 20               $ 0                $  3,707        $      0    $  123,254

 2000      All Cap
           Growth               $ 0                $      0        $      0    $    2,394

 2000      International
           Growth               $ 0                $      0        $      0    $      152

 2000      Large Cap
           Growth               $ 0                $      0        $      0    $      772

 2001      Top 20               $ 0                $ 28,473        $  2,375    $  106,441

 2001      All Cap
           Growth               $ 0                $ 11,434        $    458    $   26,765

 2001      International
           Growth               $ 0                $     54        $     99    $    1,172

 2001      Large Cap
           Growth               $ 0                $    240        $      0    $    2,961

 2002      Top 20               $ 0                $ 17,479        $    129    $   72,693

           All Cap Growth       $ 0                $  4,784        $    178    $   18,829

           International
           Growth               $ 0                $     94        $     46    $    3,155

           Large Cap
           Growth               $ 0                $  1,574        $      0    $    3,033

           Mid Cap Growth       $ 0                $    619        $      0    $    2,068

           Money Market         $ 0                $    972        $      0    $      726


                         CALCULATION OF PERFORMANCE DATA

    Performance information for each Portfolio may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as total return on the applicable Portfolio.

    The average annual total return on such Portfolios represents an annualization of each Portfolio's total return ("T" in the formula below) over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value ("ERV" in the formula below) of a $1,000 payment* ("P" in the formula below) made at the beginning of a one-, five-, or ten-year period, or for the period from the date of commencement of the Portfolio's operation, if shorter ("n" in the formula below). The following formula will be used to compute the average annual total return for the
Portfolio:

                               P (1 + T)(n) = ERV

    In addition to the foregoing, each Portfolio may advertise its total return over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures.


The Navellier Top 20 Portfolio (Class A shares) had a total return of -34.13% for the year ended December 31, 2002; -34.62% for the Class B shares and -34.65% for Class C shares. The Navellier International Growth Portfolio (Class A shares) had a total return of -11.22% for the year ended December 31, 2002; -11.58% for the Class B shares; and -11.91% for Class C shares. The total return for the Navellier Large Cap Growth Portfolio (Class A shares) had a total return of -25.44%; -26.21% for the Class B shares and -26.02% for C shares. The total return for the Navellier All Cap Growth Portfolio (Class A shares) had a total return of -34.80% for the year ended December 31, 2002; -35.22% for Class B shares and -35.33% for Class C shares. The Navellier Mid Cap Growth Portfolio and the Navellier Money Market Portfolio are newly organized portfolios and therefore do not have, as yet, full-year operating histories.


    Performance information for the Portfolios shall reflect only the performance of a hypothetical investment in the Portfolios during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

    Each Portfolio may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, or other services, as having the same investment objectives. The total return may also be used to compare the performance of the Portfolio against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 stocks ("S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Those companies represent approximately 98% of the investable U.S. equity market.

    As summarized in the Prospectus, the total return of each Portfolio may be quoted in advertisements and sales literature.


    The Fund hereby incorporates by this reference the Fund's Annual Report for the period ended December 31, 2002.


                              FINANCIAL STATEMENTS*


                  December 31, 2002 Audited Financial Statement

                                     PART C

                                OTHER INFORMATION


   ITEM 23         EXHIBITS
   (a)(1)          Certificate of Trust of Registrant(1)
   (a)(2)          Declaration of Trust of Registrant(1)
   (b)             By-Laws of Registrant(1)
   (c)             Not Applicable
   (d)             Investment Management Agreement between Registrant and
                   Navellier Management, Inc., dated September 9, 1998(1)
   (d)(1)          Investment Management Agreement between Navellier
                   International Growth Portfolio and Navellier Management, Inc.
                   dated May 25, 2000(4)
   (d)(2)          Investment Management Agreement between Navellier Large Cap
                   Growth Portfolio and Navellier Management, Inc. dated
                   May 25, 2000(4)
   (d)(3)          Investment Management Agreement between Navellier All Cap
                   Growth Portfolio and Navellier Management, Inc. dated
                   May 25, 2000(4)
   (d)(4)          Investment Management Agreement between Navellier Mid Cap
                   Growth Portfolio and Navellier Management, Inc. dated
                   2002
   (d)(5)          Investment Management Agreement between Navellier Money
                   Market Portfolio and Navellier Management, Inc. dated
                   2002
   (d)(6)          Sub-advisory Agreement between Navellier Management Inc. and
                   Money Management Advisers, Inc. dated April 15, 2002
   (e)(1)          Distribution Agreement dated August 26, 1999 (as amended May
                   25, 2000 and further amended February 28, 2002) for Class A
                   Shares
   (e)(2)          Distribution Agreement dated March 3, 2000 (as amended May
                   25, 2000 and further amended February 28, 2002) for Class B
                   Shares
   (e)(3)          Distribution Agreement dated August 26, 1999, (as amended May
                   25, 2000 and further amended February 28, 2002) for Class C
                   Shares
   (e)(4)          12b-1 Distribution Plan dated March 3, 2000 (as amended May
                   25, 2000) for each of the Fund Portfolios' Class B Shares(3)
   (e)(5)          Selected Dealer Agreement (specimen) for Class A, B and C
                   Shares(3)
   (f)             Not Applicable
   (g)             Agreement for Fund Accounting Services, Transfer Agency
                   Services and Custody Services between Registrant and
                   Rushmore Trust & Savings, FSB(1)
   (h)(1)          Administrative Services Agreement between Registrant and
                   Navellier Management, Inc. dated September 9, 1998(1)
   (h)(2)          Trustee Indemnification Agreements(1)
   (i)             Opinion and Consent of Counsel dated April 29, 2003
                   (filed herewith)
   (j)             Consent of Independent Auditors dated April 30, 2002
   (k)             Not Applicable(1)
   (l)             Subscription Agreement between The American Tiger Funds and
                   Louis Navellier, dated September 3, 1998(1)
   (l)(2)          Investment Adviser Operating Expense Reimbursement
                   Agreement(1)
   (m)(1)          12b-1 Distribution Plan dated August 26, 1999 (as amended
                   February 28, 2002) for Class A Shares
   (m)(2)          12b-1 Distribution Plan dated August 26, 1999 (as amended May
                   25, 2000 and further amended February 28, 2002) for each of the Fund Portfolios'  Class C Shares
   (n)             Financial Data Schedule dated December 31, 1999(2)
   (o)             Rule 18f-3 Plan dated December 27, 1999 as amended May 25,
                   2000(3)
   (p)(1)          Code of Ethics for The Navellier Millennium Funds(2)
   (p)(2)          Code of Ethics for Navellier Management, Inc.(2)
   (p)(3)          Code of Ethics for Navellier Securities Corp.(2)

(1) Incorporated by reference to the Registration Statement on Form N-1A, filed by Registrant on September 10, 1998 (Reg. No. 333-63155).
(2) Incorporated by reference to Registration Statement on Form N-1A, filed by Registrant on May 30, 2000 (Reg. No. 333-63155)
(3) Incorporated by reference to Registration Statement on Form N-1A, filed by Registrant on July 3, 2000 (Reg. No. 333-63155)
(4) Incorporated by reference to Registration Statement on Form N-1A, filed by Registrant on August 21, 2000 (Reg. No. 333-63155)

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     (a) As is described in the Statement of Additional Information ("Control Persons and Principal Holders of Securities") the Fund was initially but no longer is controlled by Louis Navellier, the sole stockholder, officer, and director of the Investment Adviser, who also serves as Trustee and in various officer positions with the Fund (as described more fully under "The Investment Adviser, Distributor, Custodian and Transfer Agent" in the Statement of Additional Information).

     (b) The Distributor Navellier Securities Corp. (incorporated under the laws of the State of Delaware) is wholly-owned by Louis G. Navellier, who is also a stockholder, director, and officer of the Investment Adviser and a Trustee and officer of the Fund.

ITEM 25.  INDEMNIFICATION

     The Fund shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor, or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee, or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct by written opinion from independent legal counsel approved by a majority of a quorum of trustees who are neither interested persons nor parties to the proceedings. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of the Fund Property. A majority of a quorum of disinterested non-party Trustees may make advance payments in connection with indemnification under this section, provided that the indemnified person shall have given a written undertaking adequately secured to reimburse the Fund in the event it is subsequently determined that he is not entitled to such indemnification, or a majority of a quorum of disinterested non-party Trustees or independent counsel determine, after a review of readily available facts, that the person seeking indemnification will probably be found to be entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to the Trustees, officers, and controlling persons of the Fund pursuant to the provisions described under this Item 27, or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer, or controlling person of the Fund in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Fund may purchase and maintain insurance on behalf of an officer, Trustee, employee, or agent protecting such person, to the full extent permitted by applicable law, from liability incurred by such person as officer, Trustee, employee, or agent of the Fund or arising from his activities in such capacity.

     Section 9 of the Distribution Agreement between the Fund and Navellier Securities Corp., provides for indemnification of the parties thereto under certain circumstances.

     Section 4 of the Advisory Agreement between the various portfolios of the Fund and the Investment Adviser provides for indemnification of the parties thereto under certain circumstances.

ITEM 26.  BUSINESS AND OTHER CONNECTION OF THE INVESTMENT ADVISER

     Set forth below is a description of any other business, profession, vocation, or employment of a substantial nature in which each investment adviser of the Fund and each director, officer, or partner of any such investment adviser, is or has been at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee:

         NAME AND PRINCIPAL          POSITIONS HELD WITH REGISTRANT          PRINCIPAL OCCUPATIONS DURING PAST
          BUSINESS ADDRESS                 AND ITS AFFILIATES                           TWO YEARS
     ----------------------------   ----------------------------------       ---------------------------------
     Louis Navellier                Trustee and President of The             Mr. Navellier is and has been
     One East Liberty Third Floor   Navellier Millennium Funds;              the CEO and President Trustee
     Reno, NV 89501                 President of The Navellier               and of Navellier & Associates
                                    Performance Funds, one of the            Inc., an investment management
                                    Portfolio Managers of the                company since 1987; he is and
                                    Aggressive Growth Portfolio, the         has been CEO and President of
                                    Mid Cap Growth Portfolio and the         Navellier Management, Inc.; one
                                    Aggressive Micro Cap Portfolio.          of the Portfolio Managers for
                                    Mr. Navellier is also the CEO,           the Investment Adviser to this
                                    President, Treasurer, and                Fund and one of Portfolio
                                    Secretary of Navellier                   Managers to The Navellier
                                    Management, Inc., a Delaware             Performance Funds; President and
                                    Corporation which is the                 CEO of Navellier Securities
                                    Investment Adviser to the Fund.          Corp., the principal Underwriter
                                    Mr. Navellier is also the CEO,           to this Fund and The Navellier
                                    President, Treasurer and                 Performance Funds; and has been
                                    Secretary of Navellier                   publisher and editor of MPT
                                    Securities Corp., a Delaware             Review from August 1987 to the
                                    corporation, which is the                present, and was publisher and
                                    Distributor of the Fund. Mr.             editor of the predecessor
                                    Navellier is also CEO,                   investment advisory newsletter
                                    President, Secretary, and                OTC Insight, which he began in
                                    Treasurer of Navellier &                 1980 and wrote through July
                                    Associates Inc., Navellier               1987.
                                    Publications, Inc., MPT Review
                                    Inc.

ITEM 27.  PRINCIPAL UNDERWRITERS

    (a) The Distributor does not currently act as principal underwriter, depositor, or investment adviser for any investment company other than the Fund and The Navellier Performance Funds

    (b) The following information is provided, as of the date hereof, with respect to each director, officer, or partner of each principal underwriter named in response to Item 21:


                                 NAME AND PRINCIPAL      POSITION AND OFFICES       POSITIONS AND OFFICES
                                  BUSINESS ADDRESS         WITH UNDERWRITER          WITH REGISTRANT
                                --------------------    ----------------------      ------------------
                                Louis Navellier         CEO, President, Director,   Trustee, President and
                                One East Liberty,       Treasurer and Secretary     CEO
                                Third Floor
                                Reno, NV 89501


    (c) As of the date hereof, no principal underwriter who is not an affiliated person of the Fund has received any commissions or other compensation during the Fund's last fiscal year.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

    All accounts, records, and other documents required to be maintained under
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the office of The Navellier Millennium Funds located at One East Liberty, Third Floor, Reno, Nevada 89501, and the offices of the Fund's Custodian and Transfer agent at 4922 Fairmont Avenue, Bethesda, MD 20814.

ITEM 29.  MANAGEMENT SERVICES

    Other than as set forth in Part A and Part B of this Registration Statement, the Fund is not a party to any management-related service contract.

ITEM 30.  UNDERTAKINGS

    The Fund hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without change.

    The Fund hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 9 to Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Reno, Nevada on the 30th day of April 2003.


                                        THE NAVELLIER MILLENNIUM FUNDS

                                        By: /s/ LOUIS G. NAVELLIER
                                        Louis G. Navellier President and Trustee

    The Navellier Millennium Funds, and each person whose signature appears below hereby constitutes and appoints Louis Navellier as such person's true and lawful attorney-in-fact, with full power to sign for such person and in such person's name, in the capacities indicated below, any and all amendments to this Registration Statement, hereby ratifying and confirming such person's signature as it may be signed by said attorney-in-fact to any and all amendments to said Registration Statement.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons or their attorneys-in-fact pursuant to authorization given on September 9, 1998, in the capacities and on the date indicated:


     /s/ LOUIS G. NAVELLIER         Trustee and President          April 30,
     ---------------------------
                                                                   2003
     Louis G. Navellier(1)          (Principal Executive Officer)

     /s/ JOEL ROSSMAN               Trustee                        April 30,
     ---------------------------
                                                                   2003
     Joel Rossman

     /s/ BARRY SANDER               Trustee                        April 30,
     ---------------------------
                                                                   2003
     Barry Sander

     /s/ ARJEN KUYPER               Trustee and Treasurer          April 30,
     ---------------------------
                                                                   2003
     Arjen Kuyper(1)

     /s/ JACQUES DELACROIX          Trustee and Secretary          April 30,
     ---------------------------
                                                                   2003
     Jacques Delacroix



(1) These persons are interested persons affiliated with the Investment Adviser.

                                EXHIBIT INDEX


 EXHIBIT NO.       DOCUMENT NAME
 -----------       -------------
   (i)             Opinion and Consent of Counsel dated April 29, 2003
                   (filed herewith)

EX-99.i
Exhibit 99.i
ex-99_i.txt

                                  [LETTERHEAD]

                                 April 29, 2003



The Navellier Millennium Funds
One East Liberty, Third Floor
Reno, NV  89501


     Re:  The Navellier Millennium Funds N-1A
          Post-Effective Amendment No. 9
          File No. 033-63155
          File No. 811-08995



Gentlemen:

     I have acted as counsel to The Navellier Millennium Funds previously named the American Tiger Funds (the "Fund") in connection with the preparation of the initial Registration Statement on Form N-1A and all Post-Effective Amendments for filing with the Securities and Exchange Commission, covering shares of common stock at no par value, of the Fund.


     I hereby consent to the incorporation by reference of my September 9, 1998 Opinion and Consent as an Exhibit to Post-Effective Amendment No. 9 to the Registration Statement of the Fund to be filed April 30, 2003 and to the reference of my name in the Prospectus included in the Registration Statement and to the filing of this opinion as an exhibit to any application made by or on behalf of the Fund or any Distributor or dealer in connection with the registration and qualification of the Fund or its common stock under the securities laws of any state or jurisdiction. In giving such permission, I do not admit hereby that I come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933 or the rules and regulations of the Securities and Exchange Commission thereunder.



                                                Very truly yours,

                                                LAW OFFICES OF SAMUEL KORNHAUSER

                                                By: /s/ Samuel Kornhauser
                                                Samuel Kornhauser

EX-99.j
Exhibit 99(j)
ex-99_j.txt

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We consent to the references to our firm in Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of The Navellier Millennium Funds and to the use of our report dated February 12, 2003 on the financial statements and financial highlights of The Navellier Top 20 Portfolio, Navellier All Cap Growth Portfolio, Navellier International Growth Portfolio, Navellier Large Cap Growth Portfolio, each a series of shares of The Navellier Millennium Funds. Such financial statements, financial highlights and report of independent certified public accountants appear in the 2002 Annual Report to Shareholders and are incorporated by reference in the Registration Statement and Prospectus.

                                                        /s/ Tait, Weller & Baker
                                                        TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
April 30, 2003

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
December 31, 2002

                    TOP 20 PORTFOLIO
---------------------------------------------------------
                                            Market Value
  Shares                                      (Note 1)
---------------------------------------------------------
COMMON STOCKS -- 98.7%
AUTOMOTIVE -- 4.9%
     61,000  TBC Corp.*                    $      732,610
                                           --------------
BANKING -- 10.3%
     29,000  Compass Bancshares, Inc.             906,830
     30,000  Flagstar Bancorp, Inc.               648,000
                                           --------------
                                                1,554,830
                                           --------------
CHEMICALS -- 5.2%
     27,500  Albemarle Corp.                      782,375
                                           --------------
COMPUTER EQUIPMENT -- 9.0%
     91,000  Foundry Networks, Inc.*              640,640
     12,500  Zebra Technologies Corp.*            716,250
                                           --------------
                                                1,356,890
                                           --------------
COMPUTER SOFTWARE AND SERVICES -- 14.2%
     55,000  Citrix Systems, Inc.*                677,600
     10,600  Cognizant Technology
               Solutions Corp.*                   765,638
     13,400  Microsoft Corp.*                     692,780
                                           --------------
                                                2,136,018
                                           --------------
FOOD, BEVERAGE AND TOBACCO -- 11.3%
     21,500  Anheuser-Busch Companies,
               Inc.                             1,040,600
     35,000  Fresh Del Monte Produce,
               Inc.                               661,850
                                           --------------
                                                1,702,450
                                           --------------
INSTRUMENTS -- 4.9%
     25,000  Dionex Corp.*                        742,750
                                           --------------
INSURANCE -- 4.8%
     14,600  The Progressive Corp.                724,598
                                           --------------
MEDICAL EQUIPMENT AND SUPPLIES -- 14.2%
     17,000  Boston Scientific Corp.*             722,840
     62,000  Hanger Orthopedic Group,
               Inc.*                              815,300
     30,000  Merit Medical Systems, Inc.*         597,600
                                           --------------
                                                2,135,740
                                           --------------
PHARMACEUTICALS -- 5.7%
     42,000  Chattem, Inc.*                       863,100
                                           --------------
REAL ESTATE INVESTMENT TRUST -- 6.9%
     55,000  Annaly Mortgage Management,
               Inc.                             1,034,000
                                           --------------
RETAIL -- 3.4%
     30,000  PETsMART, Inc.*                      513,900
                                           --------------
SEMICONDUCTORS AND RELATED -- 3.9%
     32,000  Integrated Circuit Systems,
               Inc.*                              584,000
                                           --------------
TOTAL COMMON STOCKS
  (COST $16,020,451)                           14,863,261
                                           --------------

---------------------------------------------------------
  Shares/                                   Market Value
 Par Value                                    (Note 1)
---------------------------------------------------------
---------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.7%
MONEY MARKET FUNDS -- N.M.
        675  FBR Fund for Government
               Investors                   $          675
                                           --------------
GOVERNMENT AGENCY
  OBLIGATIONS -- 1.7%
   $262,000  FNMA Discount Notes 1.25%
               due 1/2/03                         261,982
                                           --------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $262,657)                                 262,657
                                           --------------
TOTAL INVESTMENTS -- 100.4%
  (COST $16,283,108)                           15,125,918
Liabilities in Excess of Other
  Assets -- (0.4%)                                (53,012)
                                           --------------
NET ASSETS -- 100.0%                       $   15,072,906
                                           ==============
NET ASSETS CONSIST OF:
Paid-in Capital applicable to:
    Class A Shares                         $   20,710,497
    Class B Shares                              7,232,133
    Class C Shares                              4,594,557
Accumulated Net Realized Loss on
  Investments                                 (16,307,091)
Net Unrealized Depreciation of
  Investments                                  (1,157,190)
                                           --------------
NET ASSETS                                 $   15,072,906
                                           ==============
  CLASS A                                  $   10,513,271
                                           ==============
  CLASS B                                  $    2,794,887
                                           ==============
  CLASS C                                  $    1,764,748
                                           ==============
NET ASSET VALUE PER SHARE:
  CLASS A SHARES
    (Based on 1,186,687 Shares
      Outstanding)                                  $8.86
                                           ==============
  CLASS A OFFERING PRICE PER SHARE
    (100/95.05 of $8.86)                            $9.32
                                           ==============
  CLASS B SHARES
    (Based on 324,699 Shares Outstanding)           $8.61
                                           ==============
  CLASS C SHARES
    (Based on 204,647 Shares Outstanding)           $8.62
                                           ==============

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
December 31, 2002 (continued)

                ALL CAP GROWTH PORTFOLIO
---------------------------------------------------------
                                             Market Value
 Shares                                        (Note 1)
---------------------------------------------------------
COMMON STOCKS -- 95.3%
APPAREL -- 4.1%
   4,880    Coach, Inc.*                     $   160,650
                                             -----------
COMPUTER EQUIPMENT -- 11.2%
   3,357    Avid Technology, Inc.                 77,043
   2,300    Black Box Corp.                      103,040
   4,850    Dell Computer Corp.*                 129,689
   2,467    Pixar, Inc.                          130,726
                                             -----------
                                                 440,498
                                             -----------
COMPUTER SOFTWARE AND SERVICES -- 16.0%
   5,606    BMC Software, Inc.                    95,919
   1,590    Cognizant Technology Solutions
              Corp.*                             114,846
   1,400    Electronic Arts, Inc.*                69,678
   1,750    Intuit, Inc.*                         82,110
   2,014    PEC Solutions, Inc.*                  60,219
   3,615    Take-Two Interactive Software,
              Inc.*                               84,916
   3,185    WebEx Communications, Inc.            47,775
   4,600    Yahoo!, Inc.                          75,210
                                             -----------
                                                 630,673
                                             -----------
CONSUMER PRODUCTS AND SERVICES -- 12.6%
   2,820    Apollo Group, Inc.*                  124,080
   2,310    Corinthian Colleges, Inc.*            87,457
   1,650    eBay, Inc.*                          111,903
   4,250    Fossil, Inc.*                         86,445
   3,500    Jarden Corp.*                         83,545
                                             -----------
                                                 493,430
                                             -----------
ELECTRONICS -- 7.8%
   5,247    American Power Conversion Corp.       79,492
   2,600    Cree, Inc.                            42,510
   6,669    Energizer Holdings, Inc.             186,065
                                             -----------
                                                 308,067
                                             -----------
ENTERTAINMENT -- 2.8%
   4,300    Fox Entertainment Group, Inc.*       111,499
                                             -----------
FINANCIAL SERVICES -- 2.2%
   1,700    Countrywide Financial Corp.           87,805
                                             -----------
FOOD, BEVERAGE AND TOBACCO -- 2.5%
   4,431    Coca-Cola Enterprises, Inc.           96,241
                                             -----------
MEDICAL EQUIPMENT AND SUPPLIES -- 6.8%
   4,385    Immucor, Inc.*                        88,796
   2,697    Techne Corp.*                         77,048
   2,050    Varian Medical Systems, Inc.*        101,680
                                             -----------
                                                 267,524
                                             -----------

---------------------------------------------------------
 Shares/                                     Market Value
Par Value                                      (Note 1)
---------------------------------------------------------
---------------------------------------------------------
OFFICE EQUIPMENT AND SUPPLIES -- 2.7%
   1,700    Avery Dennison Corp.             $   103,836
                                             -----------
OIL AND GAS SERVICES -- 2.4%
   5,090    Halliburton Co.                       95,234
                                             -----------
PHARMACEUTICALS -- 7.4%
   6,960    Amylin Pharmaceuticals, Inc.*        112,334
   1,705    Merck & Co., Inc.                     96,520
   2,460    Scios, Inc.*                          80,147
                                             -----------
                                                 289,001
                                             -----------
RETAIL -- 9.8%
   4,700    Amazon.com, Inc.*                     88,783
   4,540    Chico's FAS, Inc.*                    85,851
   3,790    Claire's Stores, Inc.                 83,645
   7,450    PETsMART, Inc.*                      127,619
                                             -----------
                                                 385,898
                                             -----------
TELECOMMUNICATIONS EQUIPMENT AND
  SERVICES -- 7.0%
   5,761    InterDigital Communications
              Corp*.                              83,880
   2,490    j2 Global Communications, Inc.*       47,410
   8,150    Nextel Communications, Inc.*          94,132
   9,379    TiVo, Inc.*                           49,052
                                             -----------
                                                 274,474
                                             -----------
TOTAL COMMON STOCKS
(COST $3,683,608)                              3,744,830
                                             -----------
SHORT-TERM INVESTMENTS -- 5.4%
MONEY MARKET FUNDS -- N.M.
     895    FBR Fund for Government
              Investors                              895
                                             -----------
GOVERNMENT AGENCY OBLIGATIONS -- 5.4%
$212,000    FNMA Discount Notes 1.25% due
              1/2/03                             211,985
                                             -----------
TOTAL SHORT-TERM INVESTMENTS
(COST $212,880)                                  212,880
                                             -----------
TOTAL INVESTMENTS -- 100.7%
(COST $3,896,488)                              3,957,710
 Liabilities In Excess of Other
   Assets -- (0.7)%                              (28,048)
                                             -----------
NET ASSETS -- 100.0%                         $ 3,929,662
                                             ===========

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
December 31, 2002 (continued)

                ALL CAP GROWTH PORTFOLIO
---------------------------------------------------------
---------------------------------------------------------
 NET ASSETS CONSIST OF:
  Paid-in Capital applicable to:
    Class A Shares                           $ 5,188,983
    Class B Shares                             2,001,685
    Class C Shares                             1,534,417
  Accumulated Net Realized Loss on
    Investments                               (4,856,645)
  Net Unrealized Appreciation of
    Investments                                   61,222
                                             -----------
NET ASSETS                                   $ 3,929,662
                                             ===========
  CLASS A                                    $ 2,383,754
                                             ===========
  CLASS B                                    $   979,682
                                             ===========
  CLASS C                                    $   566,226
                                             ===========

--------------------------------------------------------
--------------------------------------------------------
---------------------------------------------------------
NET ASSET VALUE PER SHARE:
  CLASS A SHARES
       (Based on 620,084 Shares Outstanding)
                                                   $3.84
                                             ===========
  CLASS A OFFERING PRICE PER SHARE
     (100/95.05 of $3.84)                          $4.04
                                             ===========
  CLASS B SHARES
       (Based on 259,802 Shares Outstanding)
                                                   $3.77
                                             ===========
  CLASS C SHARES
       (Based on 150,006 Shares Outstanding)
                                                   $3.77
                                             ===========

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
December 31, 2002 (continued)

            INTERNATIONAL GROWTH PORTFOLIO
-------------------------------------------------------
                                           Market Value
  Shares                                     (Note 1)
-------------------------------------------------------
COMMON STOCKS -- 96.5%
AUTOMOTIVE -- 4.9%
     1,730  Honda Motor Co., Ltd. ADR
              (Japan)                      $    31,244
     2,060  Nissan Motor Co., Ltd. ADR
              (Japan)                           31,683
                                           -----------
                                                62,927
                                           -----------
BANKING -- 3.4%
       900  UBS AG ADR* (Switzerland)           43,308
                                           -----------
BUILDING AND CONSTRUCTION -- 5.4%
     1,150  Chicago Bridge & Iron Co. NV
              ADR (Netherlands)                 34,730
     2,020  Masonite International Corp.
              ADR* (Canada)                     34,118
                                           -----------
                                                68,848
                                           -----------
CHEMICALS -- 4.4%
     4,870  Syngenta AG ADR*
              (Switzerland)                     56,102
                                           -----------
COMPUTER EQUIPMENT -- 3.4%
     1,440  Logitech International S.A.
              ADR* (Switzerland)                43,934
                                           -----------
CONSUMER PRODUCTS AND SERVICES -- 4.4%
     1,770  Electrolux AB ADR (Sweden)          56,038
                                           -----------
ELECTRONICS -- 2.6%
       790  Siemens AG ADR* (Germany)           33,283
                                           -----------
FINANCIAL SERVICES -- 7.4%
     2,020  Allied Irish Banks PLC ADR
              (Ireland)                         54,298
       570  Bank of Ireland ADR (Ireland)       23,279
       715  Barclays PLC ADR (United
              Kingdom)                          17,661
                                           -----------
                                                95,238
                                           -----------
FOOD, BEVERAGE AND TOBACCO -- 15.9%
       710  Diageo PLC ADR (United
              Kingdom)                          31,098
     2,340  Group Danone ADR (France)           62,478
       475  Swedish Match AB ADR (Sweden)       36,703
     1,920  Unilever PLC ADR (United
              Kingdom)                          73,440
                                           -----------
                                               203,719
                                           -----------
INDUSTRIAL SERVICES -- 3.8%
     1,110  Norsk Hydro ASA ADR (Norway)        49,295
                                           -----------

-------------------------------------------------------
                                           Market Value
  Shares                                     (Note 1)
-------------------------------------------------------
-------------------------------------------------------
INSURANCE -- 4.5%
     2,075  ING Groep NV ADR
              (Netherlands)                $    34,943
       660  Millea Holdings ADR* (Japan)        23,232
                                           -----------
                                                58,175
                                           -----------
MANUFACTURING -- 7.5%
     2,020  SKF AB ADR (Sweden)                 51,328
     3,670  Tomkins PLC ADR (United
              Kingdom)                          44,847
                                           -----------
                                                96,175
                                           -----------
OIL AND GAS SERVICES -- 6.4%
       315  ENI-Ente Nazionale
              Idrocarburi SpA ADR (Italy)       24,724
     1,050  PetroChina Co. Ltd., ADR
              (China)                           21,074
     4,400  Statoil ASA ADR* (Norway)           36,388
                                           -----------
                                                82,186
                                           -----------
PAPER AND PACKAGING -- 6.4%
     1,560  Rexam PLC ADR (United
              Kingdom)                          51,090
     2,310  Sappi, Ltd. ADR (South
              Africa)                           30,538
                                           -----------
                                                81,628
                                           -----------
PHARMACEUTICALS -- 5.3%
       850  GlaxoSmithKline PLC ADR
              (United Kingdom)                  31,841
       840  Schering AG ADR (Germany)           36,036
                                           -----------
                                                67,877
                                           -----------
SEMICONDUCTORS AND RELATED -- 0.8%
     4,040  ARM Holdings PLC ADR* (United
              Kingdom)                          10,221
                                           -----------
TELECOMMUNICATIONS EQUIPMENT AND
  SERVICES -- 5.9%
     2,300  Nokia Oyj ADR (Finland)             35,650
     2,240  Vodafone Group PLC ADR
              (United Kingdom)                  40,589
                                           -----------
                                                76,239
                                           -----------
UTILITIES -- 4.1%
     1,290  E.ON AG ADR (Germany)               52,774
                                           -----------
TOTAL COMMON STOCKS
  (COST $1,317,450)                          1,237,967
                                           -----------

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
December 31, 2002 (continued)

            INTERNATIONAL GROWTH PORTFOLIO
-------------------------------------------------------
                                           Market Value
  Shares                                     (Note 1)
-------------------------------------------------------
SHORT-TERM INVESTMENTS -- N.M.
MONEY MARKET FUNDS -- N.M.
        52  FBR Fund for Government
              Investors                    $        52
                                           -----------
TOTAL SHORT-TERM INVESTMENTS
  (COST $52)                                        52
                                           -----------
TOTAL INVESTMENTS -- 96.5%
  (COST $1,317,502)                          1,238,019
Other Assets Less Liabilities -- 3.5%           45,225
                                           -----------
NET ASSETS -- 100.0%                       $ 1,283,244
                                           ===========
NET ASSETS CONSIST OF:
  Paid-in Capital applicable to:
  Class A Shares                           $ 1,454,256
  Class B Shares                               147,303
  Class C Shares                                42,808
  Undistributed Net Investment Income                3
  Accumulated Net Realized Loss on
    Investments                               (281,643)
  Net Unrealized Depreciation of
    Investments                                (79,483)
                                           -----------
NET ASSETS                                 $ 1,283,244
                                           ===========
  CLASS A                                  $ 1,111,265
                                           ===========
  CLASS B                                  $   135,459
                                           ===========
  CLASS C                                  $    36,520
                                           ===========

------------------------------------------------------
------------------------------------------------------
                                           Market Value
  Shares                                     (Note 1)
-------------------------------------------------------
NET ASSET VALUE PER SHARE:
  CLASS A SHARES
    (Based on 218,550 Shares Outstanding)        $5.08
                                           ===========
  CLASS A OFFERING PRICE PER SHARE
    (100/95.05 of $5.08)                         $5.34
                                           ===========
  CLASS B SHARES
    (Based on 26,873 Shares Outstanding)         $5.04
                                           ===========
  CLASS C SHARES
    (Based on 7,260 Shares Outstanding)          $5.03
                                           ===========

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
December 31, 2002 (continued)

              LARGE CAP GROWTH PORTFOLIO
-------------------------------------------------------
                                           Market Value
  Shares                                     (Note 1)
-------------------------------------------------------
COMMON STOCKS -- 89.5%
APPAREL -- 0.8%
       170  Nike, Inc. Class B             $      7,560
                                           ------------
AUTOMOTIVE -- 2.8%
     1,770  Nissan Motor Co. Ltd. ADR            27,223
                                           ------------
COMPUTER EQUIPMENT -- 15.5%
     1,800  Cisco Systems, Inc.*                 23,580
     1,690  Dell Computer Corp.*                 45,191
       900  Emulex Corp.*                        16,695
     1,375  Hewlett-Packard Co.                  23,870
       575  International Business
              Machines Corp.                     44,563
                                           ------------
                                                153,899
                                           ------------
COMPUTER SOFTWARE AND SERVICES -- 11.8%
       820  First Data Corp.                     29,036
       810  Intuit, Inc*                         38,005
       520  Microsoft Corp*                      26,884
     1,450  Yahoo! Inc.*                         23,707
                                           ------------
                                                117,632
                                           ------------
CONSUMER PRODUCTS AND SERVICES -- 7.4%
       735  Clorox Co.                           30,319
       640  eBay, Inc.*                          43,405
                                           ------------
                                                 73,724
                                           ------------
ENTERTAINMENT -- 2.9%
     1,120  Fox Entertainment Group,
              Inc.*                              29,042
                                           ------------
FINANCIAL SERVICES -- 4.9%
       470  SLM Corp.                            48,814
                                           ------------
FOOD, BEVERAGE AND TOBACCO -- 3.8%
       590  Sysco Corp.                          17,576
       360  Wm. Wrigley Jr. Co.                  19,757
                                           ------------
                                                 37,333
                                           ------------
HEALTHCARE PRODUCTS AND
  SERVICES -- 2.2%
       415  Johnson & Johnson                    22,290
                                           ------------
INSURANCE -- 5.1%
       660  The Allstate Corp.                   24,413
       525  The Progressive Corp.                26,056
                                           ------------
                                                 50,469
                                           ------------

-------------------------------------------------------
 Shares/                                   Market Value
Par Value                                    (Note 1)
-------------------------------------------------------
-------------------------------------------------------
MEDICAL EQUIPMENT AND
  SUPPLIES -- 6.7%
       365  Forest Laboratories, Inc.*     $     35,850
       460  Stryker Corp.                        30,875
                                           ------------
                                                 66,725
                                           ------------
RECREATIONAL PRODUCTS -- 2.7%
       585  Harley-Davidson, Inc.                27,027
                                           ------------
RETAIL -- 11.3%
       510  Bed Bath & Beyond, Inc.*             17,610
       310  Kohl's Corp.*                        17,345
       500  Lowe's Companies, Inc.               18,750
     1,580  The TJX Companies, Inc.              30,842
       555  Wal-Mart Stores, Inc.                28,032
                                           ------------
                                                112,579
                                           ------------
SEMICONDUCTORS AND RELATED -- 3.7%
     2,830  Applied Materials, Inc.*             36,874
                                           ------------
TELECOMMUNICATIONS EQUIPMENT AND SERVICES -- 7.9%
     3,150  Nextel Communications, Inc.
              Class A*                           36,383
     1,170  Qualcomm, Inc.*                      42,576
                                           ------------
                                                 78,959
                                           ------------
TOTAL COMMON STOCKS
  (COST $947,950)                               890,150
                                           ------------
SHORT-TERM INVESTMENTS -- 10.5%
MONEY MARKET FUNDS -- 0.1%
       887  FBR Fund for Government
              Investors                             887
                                           ------------
GOVERNMENT AGENCY OBLIGATIONS -- 10.4%
  $104,000  FNMA Discount Notes 1.25% due
              1/2/03                            103,993
                                           ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $104,880)                               104,880
                                           ------------
TOTAL INVESTMENTS -- 100.0%
  (COST $1,052,830)                             995,030
    Other Assets Less Liabilities -- N.M.           185
                                           ------------
NET ASSETS -- 100.0%                       $    995,215
                                           ============

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
December 31, 2002 (continued)

              LARGE CAP GROWTH PORTFOLIO
-------------------------------------------------------
-------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in Capital applicable to:
  Class A Shares                           $    543,048
  Class B Shares                                575,306
  Class C Shares                                353,214
  Accumulated Net Realized Loss on
    Investments                                (418,553)
  Net Unrealized Depreciation of
    Investments                                 (57,800)
                                           ------------
NET ASSETS                                 $    995,215
                                           ============
  CLASS A                                  $    355,316
                                           ============
  CLASS B                                  $    423,950
                                           ============
  CLASS C                                  $    215,949
                                           ============

-------------------------------------------------------
-------------------------------------------------------
-------------------------------------------------------
NET ASSET VALUE PER SHARE:
  CLASS A SHARES
    (Based on 76,781 Shares Outstanding)          $4.63
                                           ============
  CLASS A OFFERING PRICE PER SHARE
    (100/95.05 of $4.63)                          $4.87
                                           ============
  CLASS B SHARES
    (Based on 92,912 Shares Outstanding)          $4.56
                                           ============
  CLASS C SHARES
    (Based on 47,449 Shares Outstanding)          $4.55
                                           ============

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
December 31, 2002 (continued)

               MID CAP GROWTH PORTFOLIO
-------------------------------------------------------
                                           Market Value
  Shares                                     (Note 1)
-------------------------------------------------------
COMMON STOCKS -- 97.9%
APPAREL -- 2.4%
     1,075  Coach, Inc.*                   $     35,389
                                           ------------
AUTOMOTIVE -- 3.0%
       615  Autozone, Inc.*                      43,450
                                           ------------
BANKING -- 6.2%
     3,175  Hudson City Bancorp, Inc             59,150
       965  North Fork Bancorporation,
              Inc.                               32,559
                                           ------------
                                                 91,709
                                           ------------
COMPUTER EQUIPMENT -- 5.5%
       775  CDW Computer Centers, Inc.*          33,984
       775  Lexmark International, Inc.*         46,888
                                           ------------
                                                 80,872
                                           ------------
COMPUTER SOFTWARE AND SERVICES -- 23.1%
     1,800  Adobe Systems, Inc.                  44,838
     2,925  Cognos, Inc.*                        68,591
       925  Electronic Arts, Inc.*               46,037
       800  Intuit, Inc.*                        37,536
       900  Mercury Interactive Corp.*           26,685
     1,100  Pixar, Inc.*                         58,289
     1,400  Symantec Corp.*                      56,630
                                           ------------
                                                338,606
                                           ------------
CONSUMER PRODUCTS AND
  SERVICES -- 11.8%
     1,350  Apollo Group, Inc. Class A*          59,400
       610  Expedia, Inc.*                       40,827
       850  Hotels.com, Inc.*                    46,436
       725  Westwood One, Inc.*                  27,086
                                           ------------
                                                173,749
                                           ------------
ELECTRONICS -- 5.8%
     2,900  American Power Conversion,
              Inc.*                              43,935
     1,500  Energizer Holdings, Inc.*            41,850
                                           ------------
                                                 85,785
                                           ------------
FINANCIAL SERVICES -- 3.1%
     1,100  Moody's Corp.                        45,419
                                           ------------
HEALTHCARE PRODUCTS AND SERVICES -- 2.2%
       950  Gilead Sciences, Inc.*               32,300
                                           ------------
MANUFACTURING -- 1.6%
       395  ITT Industries, Inc.                 23,973
                                           ------------
MEDICAL EQUIPMENT AND
  SUPPLIES -- 11.1%
     1,035  Dentsply International, Inc.         38,542
     1,000  Lincare Holdings, Inc.*              31,620
       955  Oxford Health Plans, Inc.*           34,810
       750  Patterson Dental Co.*                32,805
       500  Varian Medical Systems, Inc.*        24,800
                                           ------------
                                                162,577
                                           ------------

-------------------------------------------------------
 Shares/                                   Market Value
Par Value                                    (Note 1)
-------------------------------------------------------
-------------------------------------------------------
OIL AND GAS SERVICES -- 3.4%
       475  Apache Corp.                   $     27,070
       500  Devon Energy Corp.                   22,950
                                           ------------
                                                 50,020
                                           ------------
RETAIL -- 11.3%
     1,675  Amazon.com, Inc.*                    31,641
       850  Michaels Stores, Inc.*               26,605
     2,150  PETsMART, Inc.*                      36,830
       470  Ross Stores, Inc.                    19,923
     1,875  Williams-Sonoma, Inc.*               50,906
                                           ------------
                                                165,905
                                           ------------
SEMICONDUCTORS AND RELATED -- 5.2%
     3,000  Nvidia Corp.*                        34,530
     1,200  QLogic Corp.*                        41,412
                                           ------------
                                                 75,942
                                           ------------
TELECOMMUNICATIONS EQUIPMENT AND SERVICES -- 2.2%
       720  L-3 Communications Holdings,
              Inc.*                              32,334
                                           ------------
TOTAL COMMON STOCKS (COST $1,470,862)
                                              1,438,030
                                           ------------
SHORT-TERM INVESTMENTS -- 1.0%
MONEY MARKET FUNDS -- 0.1%
       930  FBR Fund for Government
              Investors                             930
                                           ------------
GOVERNMENT AGENCY
  OBLIGATIONS -- 0.9%
   $13,000  FNMA Discount Notes 1.25% due
              1/2/03                             12,999
                                           ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $13,929)                                 13,929
                                           ------------
TOTAL INVESTMENTS -- 98.9% (COST
  $1,484,791)                                 1,451,959
Other Assets Less Liabilities -- 1.1%            15,778
                                           ------------
NET ASSETS -- 100.0%                       $  1,467,737
                                           ============
NET ASSETS CONSIST OF:
  Paid-in Capital applicable to:
    Class A Shares                         $  1,088,502
    Class B Shares                              297,554
    Class C Shares                              269,063
  Accumulated Net Realized Loss on
    Investments                                (154,550)
  Net Unrealized Depreciation of
    Investments                                 (32,832)
                                           ------------
NET ASSETS                                 $  1,467,737
                                           ============
  CLASS A                                  $    953,902
                                           ============
  CLASS B                                  $    257,996
                                           ============
  CLASS C                                  $    255,839
                                           ============

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
December 31, 2002 (continued)

               MID CAP GROWTH PORTFOLIO
-------------------------------------------------------
-------------------------------------------------------
NET ASSET VALUE PER SHARE:
  CLASS A SHARES
    (Based on 119,518 Shares Outstanding)         $7.98
                                           ============
  CLASS A OFFERING PRICE PER SHARE
    (100/95.05 of $7.98)                          $8.40
                                           ============
  CLASS B SHARES
    (Based on 32,493 Shares Outstanding)          $7.94
                                           ============
  CLASS C SHARES
    (Based on 32,174 Shares Outstanding)          $7.95
                                           ============

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
December 31, 2002 (continued)

                                               MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
 Shares/                                            Maturity                                            Market Value
Par Value                                             Date                         Rate                   (Note 1)
--------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 98.0%
FEDERAL HOME LOAN BANK DISCOUNT
  NOTES -- 43.9%
 $300,000                      January 17, 2003                                    1.28%                $    299,829
                                                                                                        ------------
TOTAL FEDERAL HOME LOAN BANK DISCOUNT NOTES (COST $299,829)                                                  299,829
                                                                                                        ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  DISCOUNT NOTES -- 54.0%
   69,000                       January 2, 2003                                    1.25                       68,995
  300,000                       January 6, 2003                                    1.25                      299,948
                                                                                                        ------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
  DISCOUNT NOTES (COST $368,943)                                                                             368,943
                                                                                                        ------------

MONEY MARKET FUNDS -- 0.1%
      905  FBR Fund for Government Investors                                                            $        905
                                                                                                        ------------
TOTAL MONEY MARKET
  (COST $905)                                                                                                    905
                                                                                                        ------------
TOTAL INVESTMENTS -- 98.0%
  (COST $669,677+)                                                                                           669,677
Other Assets Less Liabilities -- 2.0%                                                                         13,444
                                                                                                        ------------
NET ASSETS -- 100.0%                                                                                    $    683,121
                                                                                                        ============
NET ASSETS CONSIST OF:
Paid-in Capital applicable to:
    Class A Shares                                                                                      $    508,817
    Class B Shares                                                                                           141,938
    Class C Shares                                                                                            32,366
                                                                                                        ------------
NET ASSETS                                                                                              $    683,121
                                                                                                        ============
  CLASS A SHARES                                                                                        $    508,817
                                                                                                        ============
  CLASS B SHARES                                                                                        $    141,938
                                                                                                        ============
  CLASS C SHARES                                                                                        $     32,366
                                                                                                        ============
NET ASSET VALUE PER SHARE:
  CLASS A SHARES
    (Based on 508,817 Shares Outstanding)                                                                      $1.00
                                                                                                        ============
  CLASS A OFFERING PRICE PER SHARE
    (100/95.05 of $1.00)                                                                                       $1.05
                                                                                                        ============
  CLASS B SHARES
    (Based on 141,938 Shares Outstanding)                                                                      $1.00
                                                                                                        ============
  CLASS C SHARES
    (Based on 32,366 Shares Outstanding)                                                                       $1.00
                                                                                                        ============

------------------------------

* Non-income producing
N.M.  Not Meaningful
ADR  American Depository Receipts
+ Same cost is used for Federal income tax purposes.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

                                                                              ALL CAP      INTERNATIONAL
                                                               TOP 20         GROWTH          GROWTH
                                                              PORTFOLIO      PORTFOLIO       PORTFOLIO
 INVESTMENT INCOME
   Interest (Note 1).......................................  $     8,077    $     4,428      $     969
   Dividends (Note 1)......................................      244,185         21,044         20,682
                                                             -----------    -----------      ---------
     Total Investment Income...............................      252,262         25,472         21,651
                                                             -----------    -----------      ---------
 EXPENSES
   Investment Advisory Fee (Note 2)........................      224,695         53,593         11,672
   Distribution Plan Fee (Note 4)
     Class A Shares........................................       40,275          8,169          2,712
     Class B Shares........................................       38,911         12,150            434
     Class C Shares........................................       24,685          8,768            391
   Transfer Agent and Custodian Fee (Note 3)...............       93,525         65,982         61,118
   Printing Expense........................................       61,265         14,130            955
   Registration Fees.......................................       35,175         32,921         32,734
   Insurance Expense.......................................       14,636          3,120            250
   Audit Fees..............................................       10,200         12,000          4,000
   Trustees' Fees..........................................        6,750          6,750          6,750
   Legal Expense...........................................        4,964          4,964          5,358
   Other Expenses..........................................        2,138          1,077            894
                                                             -----------    -----------      ---------
     Total Expenses........................................      557,219        223,624        127,268
     Less Expenses Reimbursed by Investment Adviser (Note
       2)..................................................     (172,480)      (127,546)      (109,142)
                                                             -----------    -----------      ---------
       Net Expenses........................................      384,739         96,078         18,126
                                                             -----------    -----------      ---------
 NET INVESTMENT INCOME (LOSS)..............................     (132,477)       (70,606)         3,525
                                                             -----------    -----------      ---------
 Net Realized Loss on Investments..........................   (4,518,363)    (1,659,556)      (104,333)
 Change in Net Unrealized Appreciation/Depreciation of
   Investments.............................................   (4,154,340)      (688,720)      (115,650)
                                                             -----------    -----------      ---------
 NET LOSS ON INVESTMENTS...................................   (8,672,703)    (2,348,276)      (219,983)
                                                             -----------    -----------      ---------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......  $(8,805,180)   $(2,418,882)     $(216,458)
                                                             ===========    ===========      =========

                       See Notes to Financial Statements.

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

                                                               LARGE CAP     MID CAP        MONEY
                                                                GROWTH        GROWTH        MARKET
                                                               PORTFOLIO    PORTFOLIO*    PORTFOLIO*
 INVESTMENT INCOME
   Interest (Note 1).........................................  $   1,574    $   1,265      $  4,920
   Dividends (Note 1)........................................      4,529        2,415            --
                                                               ---------    ---------      --------
     Total Investment Income.................................      6,103        3,680         4,920
                                                               ---------    ---------      --------
 EXPENSES
   Investment Advisory Fee ( Note 2).........................      7,883        7,222           828
   Distribution Plan Fee (Note 4)
     Class A Shares..........................................        789        1,239           558
     Class B Shares..........................................      2,941        1,443           790
     Class C Shares..........................................      1,788          823            84
   Transfer Agent and Custodian Fee (Note 3).................     60,789       19,865        14,619
   Registration Fees.........................................     32,275       43,644        43,644
   Trustees' Fees............................................      6,750        4,500         4,500
   Legal Expense.............................................      4,964        3,125         3,520
   Audit Fees................................................      4,000           --            --
   Printing Expense..........................................      1,729          454           142
   Insurance Expense.........................................        289           21             4
   Other Expenses............................................        867          559           757
                                                               ---------    ---------      --------
     Total Expenses..........................................    125,064       82,895        69,446
     Less Expenses Reimbursed by Investment Adviser (Note
       2)....................................................   (109,692)     (70,363)      (66,883)
                                                               ---------    ---------      --------
       Net Expenses..........................................     15,372       12,532         2,563
                                                               ---------    ---------      --------
 NET INVESTMENT INCOME (LOSS)................................     (9,269)      (8,852)        2,357
                                                               ---------    ---------      --------
 Net Realized Loss on Investments............................   (126,421)    (154,550)           --
 Change in Net Unrealized Appreciation/Depreciation of
   Investments...............................................   (100,611)     (32,832)           --
                                                               ---------    ---------      --------
 NET LOSS ON INVESTMENTS.....................................   (227,032)    (187,382)           --
                                                               ---------    ---------      --------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS................................................  $(236,301)   $(196,234)     $  2,357
                                                               =========    =========      ========
 ------------------------------------------------------------

 * From Commencement of Operations May 1, 2002.

                       See Notes to Financial Statements.

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                            TOP 20                   ALL CAP GROWTH
                                                           PORTFOLIO                    PORTFOLIO
                                                      FOR THE YEARS ENDED          FOR THE YEARS ENDED
                                                         DECEMBER 31,                 DECEMBER 31,
                                                  ---------------------------   -------------------------
                                                      2002           2001          2002          2001
                                                  ------------   ------------   -----------   -----------
 FROM INVESTMENT ACTIVITIES
   Net Investment Loss..........................  $  (132,477)   $   (398,723)  $   (70,606)  $   (80,712)
   Net Realized Loss on Investment
     Transactions...............................   (4,518,363)    (10,178,373)   (1,659,556)   (3,073,373)
   Change in Net Unrealized Appreciation/
     Depreciation of Investments................   (4,154,340)      2,422,927      (688,720)      907,415
                                                  ------------   ------------   -----------   -----------
     Net Decrease in Net Assets Resulting from
       Operations...............................   (8,805,180)     (8,154,169)   (2,418,882)   (2,246,670)
                                                  ------------   ------------   -----------   -----------
 DISTRIBUTIONS TO SHAREHOLDERS
   From Net Realized Gains:
       Class A Shares...........................           --        (125,496)           --            --
       Class B Shares...........................           --         (29,080)           --            --
       Class C Shares...........................           --         (18,267)           --            --
                                                  ------------   ------------   -----------   -----------
   Total Distributions to Shareholders..........           --        (172,843)           --            --
                                                  ------------   ------------   -----------   -----------
 FROM SHARE TRANSACTIONS
   Net Proceeds from Sales of Shares:
       Class A Shares...........................    1,733,139       5,156,018     1,026,671     4,385,663
       Class B Shares...........................      427,950       1,881,731       199,411     1,307,652
       Class C Shares...........................      418,809       1,450,935       177,681     1,311,660
   Reinvestment of Distributions:
       Class A Shares...........................           --         137,302            --            --
       Class B Shares...........................           --          27,417            --            --
       Class C Shares...........................           --          18,500            --            --
   Cost of Shares Redeemed:
       Class A Shares...........................   (5,784,302)     (6,926,841)   (1,484,669)     (949,016)
       Class B Shares (Note 2)..................     (872,141)       (790,337)     (194,684)     (300,826)
       Class C Shares (Note 2)..................     (683,974)       (677,849)     (589,953)     (467,464)
                                                  ------------   ------------   -----------   -----------
     Net Increase (Decrease) in Net Assets
       Resulting from Share Transactions........   (4,760,519)        276,876      (865,543)    5,287,669
                                                  ------------   ------------   -----------   -----------
     TOTAL INCREASE (DECREASE) IN NET ASSETS....  (13,565,699)     (8,050,136)   (3,284,425)    3,040,999
 NET ASSETS -- Beginning of Year................   28,638,605      36,688,741     7,214,087     4,173,088
                                                  ------------   ------------   -----------   -----------
 NET ASSETS -- End of Year......................  $15,072,906    $ 28,638,605   $ 3,929,662   $ 7,214,087
                                                  ============   ============   ===========   ===========
 SHARES
   Sold:
       Class A Shares...........................      140,048         354,006       208,386       619,055
       Class B Shares...........................       38,642         132,328        40,611       189,112
       Class C Shares...........................       35,861         102,398        39,487       184,007
   Issued in Reinvestment of Distributions:
       Class A Shares...........................           --          10,452            --            --
       Class B Shares...........................           --           2,222            --            --
       Class C Shares...........................           --           1,479            --            --
   Redeemed:
       Class A Shares...........................     (498,629)       (499,293)     (317,430)     (155,789)
       Class B Shares...........................      (80,090)        (59,033)      (40,058)      (48,682)
       Class C Shares...........................      (61,080)        (52,739)     (131,801)      (68,259)
                                                  ------------   ------------   -----------   -----------
     Net Increase (Decrease) in Shares..........     (425,248)         (8,180)     (200,805)      719,444
                                                  ============   ============   ===========   ===========

                       See Notes to Financial Statements.

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                    INTERNATIONAL GROWTH           LARGE CAP GROWTH
                                                          PORTFOLIO                    PORTFOLIO
                                                     FOR THE YEARS ENDED          FOR THE YEARS ENDED
                                                        DECEMBER 31,                 DECEMBER 31,
                                                  -------------------------   ---------------------------
                                                      2002          2001          2002           2001
                                                  ------------   ----------   ------------   ------------
 FROM INVESTMENT ACTIVITIES
   Net Investment Gain (Loss)...................   $    3,525    $      (70)   $  (9,269)     $  (3,405)
   Net Realized Loss on Investment
     Transactions...............................     (104,333)     (168,318)    (126,421)      (268,021)
   Change in Net Unrealized Appreciation/
     Depreciation of Investments................     (115,650)       62,986     (100,611)        98,670
                                                   ----------    ----------    ---------      ---------
     Net Decrease in Net Assets Resulting from
       Operations...............................     (216,458)     (105,402)    (236,301)      (172,756)
                                                   ----------    ----------    ---------      ---------
 DISTRIBUTIONS TO SHAREHOLDERS
   From Net Investment Income
       Class A Shares...........................       (3,522)           --           --             --
                                                   ----------    ----------    ---------      ---------
 FROM SHARE TRANSACTIONS
   Net Proceeds from Sales of Shares:
       Class A Shares...........................      905,112     1,653,937      268,821        217,052
       Class B Shares...........................      122,275         5,169      361,178        105,032
       Class C Shares...........................       20,749        36,850      145,969         32,598
   Reinvestment of Distributions:
       Class A Shares...........................        3,522            --           --             --
   Cost of Shares Redeemed:
       Class A Shares...........................     (393,232)     (836,830)    (156,522)       (64,771)
       Class B Shares (Note 2)..................           --            --      (42,414)        (8,512)
       Class C Shares (Note 2)..................       (9,367)       (5,361)     (21,807)       (50,282)
                                                   ----------    ----------    ---------      ---------
     Net Increase in Net Assets Resulting from
       Share Transactions.......................      649,059       853,765      555,225        231,117
                                                   ----------    ----------    ---------      ---------
     TOTAL INCREASE IN NET ASSETS...............      429,079       748,363      318,924         58,361
 NET ASSETS -- Beginning of Year................      854,165       105,802      676,291        617,930
                                                   ----------    ----------    ---------      ---------
 NET ASSETS -- End of Year......................   $1,283,244    $  854,165    $ 995,215      $ 676,291
                                                   ==========    ==========    =========      =========
 SHARES
   Sold:
       Class A Shares...........................      148,024       260,952       52,015         34,497
       Class B Shares...........................       23,656           810       69,324         16,742
       Class C Shares...........................        3,486         6,318       28,295          5,383
   Issued in Reinvestment of Distributions:
       Class A Shares...........................          695            --           --             --
   Redeemed:
       Class A Shares...........................      (70,418)     (133,148)     (29,378)       (11,044)
       Class B Shares...........................           --            --       (8,023)        (1,516)
       Class C Shares...........................       (1,623)         (921)      (4,413)        (8,270)
                                                   ----------    ----------    ---------      ---------
     Net Increase in Shares.....................      103,820       134,011      107,820         35,792
                                                   ==========    ==========    =========      =========

                       See Notes to Financial Statements.

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                               MID CAP GROWTH         MONEY MARKET
                                                                 PORTFOLIO             PORTFOLIO
                                                               FOR THE PERIOD        FOR THE PERIOD
                                                                   ENDED                 ENDED
                                                             DECEMBER 31, 2002*    DECEMBER 31, 2002*
                                                             ------------------    ------------------
 FROM INVESTMENT ACTIVITIES
   Net Investment Gain (Loss)..............................      $   (8,852)           $   2,357
   Net Realized Loss on Investment Transactions............        (154,550)                  --
   Change in Net Unrealized Depreciation of Investments....         (32,832)                  --
                                                                 ----------            ---------
     Net Increase (Decrease) in Net Assets Resulting from
       Operations..........................................        (196,234)               2,357
                                                                 ----------            ---------
 DISTRIBUTIONS TO SHAREHOLDERS
   From Net Investment Income
       Class A Shares......................................              --               (2,156)
       Class B Shares......................................              --                 (181)
       Class C Shares......................................              --                  (20)
                                                                 ----------            ---------
   Total Distributions to Shareholders.....................              --               (2,357)
                                                                 ----------            ---------
 FROM SHARE TRANSACTIONS
   Net Proceeds from Sales of Shares:
       Class A Shares......................................       1,485,153              529,809
       Class B Shares......................................         373,176              308,078
       Class C Shares......................................         272,530               32,346
   Reinvestment of Distributions:
       Class A Shares......................................              --                2,156
       Class B Shares......................................              --                  181
       Class C Shares......................................              --                   20
   Cost of Shares Redeemed:
       Class A Shares......................................        (391,785)             (23,148)
       Class B Shares (Note 2).............................         (73,137)            (166,321)
       Class C Shares (Note 2).............................          (1,966)                  --
                                                                 ----------            ---------
     Net Increase in Net Assets Resulting from Share
       Transactions........................................       1,663,971              683,121
                                                                 ----------            ---------
     TOTAL INCREASE IN NET ASSETS..........................       1,467,737              683,121
 NET ASSETS -- Beginning of Period.........................              --                   --
                                                                 ----------            ---------
 NET ASSETS -- End of Period...............................      $1,467,737            $ 683,121
                                                                 ==========            =========
 SHARES
   Sold:
       Class A Shares......................................         165,054              529,809
       Class B Shares......................................          41,403              308,078
       Class C Shares......................................          32,432               32,346
   Issued in Reinvestment of Distributions:
       Class A Shares......................................              --                2,156
       Class B Shares......................................              --                  181
       Class C Shares......................................              --                   20
   Redeemed:
       Class A Shares......................................         (45,536)             (23,148)
       Class B Shares......................................          (8,910)            (166,321)
       Class C Shares......................................            (258)                  --
                                                                 ----------            ---------
     Net Increase in Shares................................         184,185              683,121
                                                                 ==========            =========

------------------------------

 *From Commencement of Operations May 1, 2002.
                       See Notes to Financial Statements.

                 (This page has been left blank intentionally.)

FINANCIAL HIGHLIGHTS


                                                                                               DISTRIBUTIONS TO
                                                       NET ASSET      NET       NET REALIZED     SHAREHOLDERS     DISTRIBUTIONS TO
                                                       VALUE --    INVESTMENT       AND            FROM NET         SHAREHOLDERS
                                                       BEGINNING     INCOME      UNREALIZED       INVESTMENT          FROM NET
                                                       OF PERIOD     (LOSS)     GAIN (LOSS)         INCOME         REALIZED GAINS
                                                       ---------   ----------   ------------   ----------------   ----------------
TOP 20 PORTFOLIO CLASS A SHARES
  For the fiscal year ended December 31, 2002........   $13.45       $(0.05)       $(4.54)          $   --             $   --
  For the fiscal year ended December 31, 2001........    17.10        (0.17)        (3.40)              --              (0.08)
  For the fiscal year ended December 31, 2000........    20.96        (0.20)        (1.44)              --              (2.22)
  For the fiscal year ended December 31, 1999........    12.55        (0.18)         9.68               --              (1.09)
  For the period September 30, 1998* through December
    31,1998..........................................    10.00        (0.01)         2.56               --                 --
TOP 20 PORTFOLIO CLASS B SHARES
  For the fiscal year ended December 31, 2002........    13.17        (0.13)        (4.43)              --                 --
  For the fiscal year ended December 31, 2001........    16.94        (0.23)        (3.46)              --              (0.08)
  For the period March 28, 2000* through December 31,
    2000.............................................    27.85        (0.13)        (8.56)              --              (2.22)
TOP 20 PORTFOLIO CLASS C SHARES
  For the fiscal year ended December 31, 2002........    13.19        (0.13)        (4.44)              --                 --
  For the fiscal year ended December 31, 2001........    16.95        (0.25)        (3.43)              --              (0.08)
  For the period April 18, 2000* through December 31,
    2000.............................................    21.54        (0.11)        (2.26)              --              (2.22)
ALL CAP GROWTH PORTFOLIO CLASS A SHARES
  For the fiscal year ended December 31, 2002........     5.89        (0.05)        (2.00)              --                 --
  For the fiscal year ended December 31, 2001........     8.18        (0.05)        (2.24)              --                 --
  For the period September 5, 2000* through December
    31, 2000.........................................    11.10           --         (2.92)              --                 --
ALL CAP GROWTH PORTFOLIO CLASS B SHARES
  For the fiscal year ended December 31, 2002........     5.82        (0.08)        (1.97)              --                 --
  For the fiscal year ended December 31, 2001........     8.14        (0.09)        (2.23)              --                 --
  For the period September 24, 2000* through December
    31, 2000.........................................    10.51        (0.01)        (2.36)              --                 --
ALL CAP GROWTH PORTFOLIO CLASS C SHARES
  For the fiscal year ended December 31, 2002........     5.83        (0.10)        (1.96)              --                 --
  For the fiscal year ended December 31, 2001........     8.16        (0.09)        (2.24)              --                 --
  For the period September 26, 2000* through December
    31, 2000.........................................    10.43        (0.01)        (2.26)              --                 --
INTERNATIONAL GROWTH PORTFOLIO CLASS A SHARES
  For the fiscal year ended December 31, 2002........     5.74         0.02         (0.66)           (0.02)                --
  For the fiscal year ended December 31, 2001........     7.12           --         (1.38)              --                 --
  For the period September 5, 2000* through December
    31, 2000.........................................     9.74        (0.02)        (2.60)              --                 --
-----------------------------------------------------

 * Commencement of Operations
 + Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.
 (A) Total returns for periods of less than one year are not annualized.
 (B) Annualized

 See Notes to Financial Statements.

                                                      NAVELLIER MILLENNIUM FUNDS

                                                                  RATIOS TO AVERAGE NET ASSETS
                                                ----------------------------------------------------------------

                                                                                 NET INVESTMENT
      NET INCREASE                                                 EXPENSES      INCOME (LOSS)    NET INVESTMENT
       (DECREASE)     NET ASSET      TOTAL      EXPENSES AFTER      BEFORE           AFTER         LOSS BEFORE
         IN NET      VALUE - END   INVESTMENT   REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT    REIMBURSEMENT
      ASSET VALUE     OF PERIOD     RETURN+        (NOTE 2)        (NOTE 2)         (NOTE 2)         (NOTE 2)
      ------------   -----------   ----------   --------------   -------------   --------------   --------------
        $ (4.59)       $ 8.86        (34.13)%        1.50%            2.27%          (0.39)%           (1.16)%
          (3.65)        13.45        (20.89)         1.50             2.15           (1.10)            (1.75)
          (3.86)        17.10         (8.05)         1.40             1.89           (1.11)            (1.59)
           8.41         20.96         75.91          1.50             2.34           (1.34)            (2.19)
           2.55         12.55         25.50(A)       1.50(B)          7.90(B)        (0.64)(B)         (7.04)(B)
          (4.56)         8.61        (34.62)         2.25             3.02           (1.11)            (1.88)
          (3.77)        13.17        (21.75)         2.25             2.90           (1.84)            (2.49)
         (10.91)        16.94        (31.41)(A)      2.25(B)          2.74(B)        (1.84)(B)         (2.33)(B)
          (4.57)         8.62        (34.65)         2.25             3.02           (1.11)            (1.88)
          (3.76)        13.19        (21.68)         2.25             2.90           (1.84)            (2.49)
          (4.59)        16.95        (11.27)(A)      2.25(B)          2.74(B)        (1.83)(B)         (2.31)(B)
          (2.05)         3.84        (34.80)         1.50             3.89           (1.02)            (3.41)
          (2.29)         5.89        (28.00)         1.50             3.37           (0.93)            (2.80)
          (2.92)         8.18        (26.31)(A)      1.45(B)         14.71(B)        (0.40)(B)        (13.66)(B)
          (2.05)         3.77        (35.22)         2.25             4.64           (1.78)            (4.17)
          (2.32)         5.82        (28.50)         2.25             4.12           (1.68)            (3.55)
          (2.37)         8.14        (22.55)(A)      2.20(B)         15.46(B)        (1.06)(B)        (14.32)(B)
          (2.06)         3.77        (35.33)         2.25             4.64           (1.76)            (4.15)
          (2.33)         5.83        (28.55)         2.25             4.12           (1.68)            (3.55)
          (2.27)         8.16        (21.76)(A)      2.20(B)         15.46(B)        (1.05)(B)        (14.31)(B)
          (0.66)         5.08        (11.22)         1.49            10.80            0.36             (8.95)
          (1.38)         5.74        (19.38)         1.49            22.97            0.03            (21.45)
          (2.62)         7.12        (26.90)(A)      1.49(B)        120.64(B)        (0.54)(B)       (119.69)(B)

                             SUPPLEMENTARY DATA
                    ------------------------------------
                                              NUMBER OF
                                               SHARES
      NET INCREASE              NET ASSETS   OUTSTANDING
       (DECREASE)               AT END OF     AT END OF
         IN NET     PORTFOLIO     PERIOD       PERIOD
      ASSET VALUE   TURNOVER     (000'S)       (000'S)
      ------------  ---------   ----------   -----------
        $ (4.59)       207%      $10,513        1,187
          (3.65)       185        20,784        1,545
          (3.86)       118        28,737        1,680
           8.41        235        23,433        1,118
           2.55         82         7,202          574
          (4.56)       207         2,795          325
          (3.77)       185         4,823          366
         (10.91)       118         4,922          290
          (4.57)       207         1,765          205
          (3.76)       185         3,032          230
          (4.59)       118         3,030          179
          (2.05)       367         2,384          620
          (2.29)       182         4,293          729
          (2.92)        40         2,174          266
          (2.05)       367           980          260
          (2.32)       182         1,509          259
          (2.37)        40           967          119
          (2.06)       367           566          150
          (2.33)       182         1,412          242
          (2.27)        40         1,032          126
          (0.66)        85         1,111          219
          (1.38)       241           805          140
          (2.62)        42            89           13

FINANCIAL HIGHLIGHTS


                                                                                               DISTRIBUTIONS TO
                                                       NET ASSET      NET       NET REALIZED     SHAREHOLDERS
                                                       VALUE --    INVESTMENT       AND            FROM NET       NET DECREASE
                                                       BEGINNING     INCOME      UNREALIZED       INVESTMENT         IN NET
                                                       OF PERIOD     (LOSS)         LOSS            INCOME        ASSET VALUE
                                                       ---------   ----------   ------------   ----------------   ------------
INTERNATIONAL GROWTH PORTFOLIO CLASS B SHARES
  For the fiscal year ended December 31, 2002........   $ 5.70       $(0.01)       $(0.65)          $   --           $(0.66)
  For the fiscal year ended December 31, 2001........     7.12        (0.04)        (1.38)              --            (1.42)
  For the period November 2, 2000* through
    December 31, 2000................................     8.31        (0.01)        (1.18)              --            (1.19)
INTERNATIONAL GROWTH PORTFOLIO CLASS C SHARES
  For the fiscal year ended December 31, 2002........     5.71           --         (0.68)              --            (0.68)
  For the period January 12, 2001* through
    December 31, 2001................................     7.12        (0.01)        (1.40)              --            (1.41)
LARGE CAP GROWTH PORTFOLIO CLASS A SHARES
  For the fiscal year ended December 31, 2002........     6.21        (0.03)        (1.55)              --            (1.58)
  For the fiscal year ended December 31, 2001........     8.41        (0.01)        (2.19)              --            (2.20)
  For the period September 5, 2000* through
    December 31, 2000................................    11.22        (0.01)        (2.80)              --            (2.81)
LARGE CAP GROWTH PORTFOLIO CLASS B SHARES
  For the fiscal year ended December 31, 2002........     6.18        (0.05)        (1.57)              --            (1.62)
  For the fiscal year ended December 31, 2001........     8.40        (0.04)        (2.18)              --            (2.22)
  For the period October 3, 2000* through
    December 31, 2000................................    10.35        (0.01)        (1.94)              --            (1.95)
LARGE CAP GROWTH PORTFOLIO CLASS C SHARES
  For the fiscal year ended December 31, 2002........     6.15        (0.06)        (1.54)              --            (1.60)
  For the fiscal year ended December 31, 2001........     8.39        (0.07)        (2.17)              --            (2.24)
  For the period September 26, 2000* through December
    31, 2000.........................................    10.81        (0.01)        (2.41)              --            (2.42)
MID CAPGROWTH PORTFOLIO CLASS A SHARES
  For the period May 1, 2002* through December 31,
    2002.............................................    10.00        (0.04)        (1.98)              --            (2.02)
MID CAPGROWTH PORTFOLIO CLASS B SHARES
  For the period May 1, 2002* through December 31,
    2002.............................................    10.00        (0.08)        (1.98)              --            (2.06)
MID CAPGROWTH PORTFOLIO CLASS C SHARES
  For the period May 1, 2002* through December 31,
    2002.............................................    10.00        (0.05)        (2.00)              --            (2.05)
MONEY MARKET PORTFOLIO CLASS A SHARES
  For the period May 1, 2002* through December 31,
    2002.............................................     1.00         0.01            --            (0.01)              --
MONEY MARKET PORTFOLIO CLASS B SHARES
  For the period July 3, 2002* through December 31,
    2002.............................................     1.00         0.01            --            (0.01)              --
MONEY MARKET PORTFOLIO CLASS C SHARES
  For the period August 7, 2002* through December 31,
    2002.............................................     1.00         0.00(C)         --            (0.00)(C)           --
-----------------------------------------------------

 * Commencement of Operations
 + Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.
 (A) Total returns for periods of less than one year are not annualized.
 (B) Annualized
 (C) The per share data provided is less than $0.01.

 See Notes to Financial Statements.

                                                      NAVELLIER MILLENNIUM FUNDS

                                                   RATIOS TO AVERAGE NET ASSETS
                                 ----------------------------------------------------------------

                                                                  NET INVESTMENT
                                                    EXPENSES      INCOME (LOSS)    NET INVESTMENT
       NET ASSET      TOTAL      EXPENSES AFTER      BEFORE           AFTER         LOSS BEFORE
      VALUE - END   INVESTMENT   REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT    REIMBURSEMENT
       OF PERIOD     RETURN+        (NOTE 1)        (NOTE 2)         (NOTE 2)         (NOTE 2)
      -----------   ----------   --------------   -------------   --------------   --------------
         $5.04        (11.58)%        2.21%           11.52%           0.74%           (10.04)%
          5.70        (19.94)         2.25            23.73           (0.65)           (22.13)
          7.12        (14.32)(A)      2.24(B)        121.39(B)        (0.83)(B)       (119.99)(B)
          5.03        (11.91)         2.25            11.56           (0.10)            (9.41)
          5.71        (19.80)(A)      2.21(B)         23.69(B)        (0.74)(B)        (22.22)(B)
          4.63        (25.44)         1.50            15.40           (0.73)           (14.63)
          6.21        (26.16)         1.50            18.11           (0.19)           (16.80)
          8.41        (25.04)(A)      1.47(B)         48.33(B)        (0.30)(B)        (47.16)(B)
          4.56        (26.21)         2.25            16.15           (1.47)           (15.37)
          6.18        (26.43)         2.25            18.86           (0.95)           (17.56)
          8.40        (18.92)(A)      2.22(B)         49.08(B)        (0.72)(B)        (47.58)(B)
          4.55        (26.02)         2.25            16.15           (1.47)           (15.37)
          6.15        (26.70)         2.25            18.87           (0.92)           (17.54)
          8.39        (22.39)(A)      2.22(B)         49.08(B)        (0.54)(B)        (47.40)(B)
          7.98        (20.20)(A)      1.48(B)         11.11(B)        (0.97)(B)        (10.60)(B)
          7.94        (20.60)(A)      2.24(B)         11.87(B)        (1.71)(B)        (11.34)(B)
          7.95        (20.50)(A)      2.23(B)         11.86(B)        (1.80)(B)        (11.43)(B)
          1.00          0.63(A)       0.61(B)         22.00(B)         0.96(B)         (20.43)(B)
          1.00          0.12(A)       1.37(B)         22.76(B)         0.23(B)         (21.16)(B)
          1.00          0.10(A)       1.23(B)         22.62(B)         0.23(B)         (21.16)(B)

                            SUPPLEMENTARY DATA
                   ------------------------------------
                                             NUMBER OF
                                              SHARES
                               NET ASSETS   OUTSTANDING
       NET ASSET               AT END OF     AT END OF
      VALUE - END  PORTFOLIO     PERIOD       PERIOD
       OF PERIOD   TURNOVER     (000'S)       (000'S)
      -----------  ---------   ----------   -----------
         $5.04         85%        $135           27
          5.70        241           18            3
          7.12         42           17            2
          5.03         85           37            7
          5.71        241           31            5
          4.63        116          355           77
          6.21        127          336           54
          8.41         26          258           31
          4.56        116          424           93
          6.18        127          195           32
          8.40         26          138           16
          4.55        116          216           47
          6.15        127          145           24
          8.39         26          222           27
          7.98         78          954          120
          7.94         78          258           32
          7.95         78          256           32
          1.00        N/A          509          509
          1.00        N/A          142          142
          1.00        N/A           32           32

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
December 31, 2002

1. Significant Accounting Policies

     The Navellier Millennium Funds (the "Fund"), formerly known as the American Tiger Funds, are registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and are authorized to issue shares of beneficial interests. The Fund currently consists of six Portfolios: the Top 20 Portfolio, a non-diversified open-end management investment company, the All Cap Growth Portfolio, a diversified open-end management investment company, International Growth Portfolio, a non-diversified open-end management investment company, the Large Cap Growth Portfolio, a non-diversified open-end management company, the Mid Cap Growth Portfolio, a non-diversified open-end management company, and the Money Market Portfolio. The Fund was established as a Delaware Business Trust organized on September 4, 1998. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund consists of three classes of shares. Class A shares have been offered since September 30, 1998 for the Top 20 Portfolio, September 5, 2000 for the All Cap Growth, International Growth, and Large Cap Growth Portfolios, and May 1, 2002 for the Mid Cap Growth and Money Market Portfolios. Class B and Class C shares have been offered since March 2, 2000 for the Top 20 Portfolio, September 5, 2000 for the All Cap Growth, International Growth, and Large Cap Growth Portfolios, and May 1, 2002 for the Mid Cap Growth and Money Market Portfolios. Class A shares are purchased at the public offering price which includes a maximum sales charge of up to 4.95% depending on the size of the purchase. Class B and C shares are offered at net asset value without an initial sales charge and may be subject to a contingent deferred sales charge. Income and expenses of the Fund are allocated proportionately to the three classes of shares based on daily net assets, except for Rule 12b-1 distribution fees (Note 4). The following is a summary of significant accounting policies which the Fund follows:

        (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Fund's securities in good faith. The Trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Fund's instruments are valued at fair value. Debt securities with maturities of 60 days or less and short-term notes are valued at amortized cost, which approximates fair value.

        (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gain and loss on securities transactions are computed on an identified cost basis.

        (c) Dividends from net investment income are declared and paid annually, except for the Money Market Portfolio, which are declared daily and paid monthly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

        (d) The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

        (e) The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions with Affiliates

     Investment advisory services are provided by Navellier Management, Inc. (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee at the annual rate of 1.00% of the daily net assets of each Portfolio except for the Money Market Portfolio which pays a fee of 0.50%. An officer and trustee of the Fund is also an officer and director of the Adviser.

     Money Management Advisers, Inc. ("MMA") serves as Investment sub-adviser to the Money Market Portfolio. The Adviser pays MMA a fee for its services at an annual rate equal to 100% of the fee actually paid to the Adviser by the Fund (net of any waivers).

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------

     The Adviser has agreed to limit the total normal expenses of each Portfolio's Class A to 1.50% and Class B and Class C to 2.25% of average annual net assets with the exception of the Money Market Portfolio which is limited to 1.00% for Class A and 1.75% for Class B and Class C of average daily net assets. In order to maintain the expense limitation, the Adviser paid certain operating expenses on a net basis of the Top 20 Portfolio, the All Cap Growth Portfolio, the International Growth Portfolio, the Large Cap Growth Portfolio, the Mid Cap Growth Portfolio, and the Money Market Portfolio totaling $172,480, $127,546, $109,142, $109,692, $70,363 and $66,883 respectively.

     At December 31, 2002, the statement of net assets includes the following amounts payable to the Adviser and Distributor:

                                              ALL CAP     INTERNATIONAL    LARGE CAP     MID CAP       MONEY
                                 TOP 20       GROWTH         GROWTH         GROWTH       GROWTH       MARKET
                                PORTFOLIO    PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO
                                ---------    ---------    -------------    ---------    ---------    ---------
Adviser.......................   $13,339      $3,486         $1,143          $870        $1,309        $136
                                 =======      ======         ======          ====        ======        ====
Distributor...................   $   198      $   59         $   12          $ 20        $   21        $  8
                                 =======      ======         ======          ====        ======        ====

     Navellier Securities, Inc. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The distributor, which is the principal underwriter of the Fund's shares, renders its service to the Fund pursuant to a distribution agreement. An officer and trustee of the Fund is also an officer and director of the Distributor.

     For the year ended December 31, 2002, the Fund was advised that the Distributor received $129, $178, and $46 from sales loads earned on sales of the Top 20 Portfolio's, All Cap Growth Portfolio's and International Growth Portfolio's capital stock, respectively.

     The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the periods listed below, these fees were as follows:

                                                              CLASS B SHARES    CLASS C SHARES
                                                              --------------    --------------
Top 20 Portfolio
  For the year ended December 31, 2002......................     $16,275            $1,204
  For the year ended December 31, 2001......................      25,678             2,795
All Cap Growth Portfolio
  For the year ended December 31, 2002......................       4,636               148
  For the year ended December 31, 2001......................       7,822             3,612
International Growth Portfolio
  For the year ended December 31, 2002......................          --                94
  For the year ended December 31, 2001......................          --                54
Large Cap Growth Portfolio
  For the year ended December 31, 2002......................       1,574                --
  For the year ended December 31, 2001......................         240                --
Mid Cap Growth Portfolio
  For the period May 1, 2002* through December 31, 2002.....         600                19
Money Market Portfolio
  For the period July 3, 2002* through December 31, 2002....         972                --

------------------------------------------------------
* Commencement of Operations

     The Fund pays each of its Trustees not affiliated with the Adviser $12,000 annually. For the year ended December 31, 2002, Trustees' fees totaled $36,000.

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------

3. Transfer Agent and Custodian

     FBR National Bank & Trust provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, FBR National Bank & Trust serves as custodian of the Fund's assets. Fees paid to FBR National Bank & Trust are based upon a fee schedule approved by the Board of Trustees.

4. Distribution Plan

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, whereby it reimburses the Distributor or others in an amount not to exceed 0.25%, 1.00% and 1.00% per annum of the average daily net assets of Class A, Class B and Class C, respectively, for expenses incurred in the promotion and distribution of shares of the portfolio. These expenses include, but are not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, expenses of preparation of sales literature and related expenses (including Distributor personnel), advertisements and other distribution-related expenses, including a prorated portion of the Distributor's overhead expenses attributable to the distribution of shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, the amount the Fund may pay to the Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. Such Rule 12b-1 fees are made pursuant to the Plan and distribution agreements entered into between such service providers and the Distributor or the Fund directly.

5. Securities Transactions

     For the year ended December 31, 2002, purchases and sales of securities (excluding short-term securities) were as follows:

                                                    ALL CAP      INTERNATIONAL    LARGE CAP      MID CAP
                                     TOP 20         GROWTH          GROWTH          GROWTH        GROWTH
                                    PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
                                   -----------    -----------    -------------    ----------    ----------
Purchases........................  $45,718,362    $18,834,578     $1,559,296      $1,298,234    $2,454,200
                                   ===========    ===========     ==========      ==========    ==========
Sales............................  $50,593,635    $19,225,789     $  931,423      $  794,980    $  828,787
                                   ===========    ===========     ==========      ==========    ==========

6. Unrealized Appreciation and Depreciation of Investments

     Unrealized appreciation and depreciation as of December 31, 2002, based on the cost for Federal income tax purposes are as follows:

                                                    ALL CAP      INTERNATIONAL    LARGE CAP      MID CAP
                                      TOP 20         GROWTH         GROWTH          GROWTH        GROWTH
                                     PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
                                    -----------    ----------    -------------    ----------    ----------
Gross Unrealized Appreciation.....  $   252,561    $  253,950     $   49,131      $   17,051    $   57,697
Gross Unrealized Depreciation.....   (1,409,751)     (192,906)      (133,573)        (74,851)      (90,529)
                                    -----------    ----------     ----------      ----------    ----------
Net Unrealized Appreciation
  (Depreciation)..................  $(1,157,190)   $   61,044     $  (84,442)     $  (57,800)   $  (32,832)
                                    ===========    ==========     ==========      ==========    ==========
Cost of Investments for Federal
  Income Tax Purposes.............  $16,283,108    $3,896,666     $1,322,461      $1,052,830    $1,484,791
                                    ===========    ==========     ==========      ==========    ==========

     The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------

7. Federal Income Tax

     At December 31, 2002, for Federal income tax purposes, the following Funds had capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration:

                                                              ALL CAP     INTERNATIONAL   LARGE CAP
                                                 TOP 20        GROWTH        GROWTH        GROWTH      MID CAP
                                                PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO    GROWTH
      EXPIRES DECEMBER 31,                                                                            PORTFOLIO
      --------------------                     -----------   ----------   -------------   ---------   ---------
      2008...................................  $        --   $   15,019     $  4,532      $  1,955    $     --
      2009...................................   11,569,611    2,754,393      133,011       245,519          --
      2010...................................    3,626,476    1,851,305       85,587       149,632     115,685
                                               -----------   ----------     --------      --------    --------
                                               $15,196,087   $4,620,717     $223,130      $397,106    $115,685
                                               ===========   ==========     ========      ========    ========

     Permanent differences between tax and financial reporting of net investment income are reclassified. As of December 31, 2002, net investment losses were reclassified to paid-in capital for Top 20 Portfolio, All Cap Growth Portfolio, Large Cap Growth Portfolio, and Mid Cap Growth Portfolio in the amount of $132,477, $70,606, $9,269, and $8,852, respectively. Net assets of the Funds were not affected by these reclassifications.

     On December 30, 2002, the International Growth Portfolio, Class A Shares paid ordinary income distributions of $0.016166 per share to shareholders as of record on December 27, 2002. Throughout the year, the Money Market Portfolio had daily ordinary income distributions that were paid on the first business day of every month for a total of $0.006287, $0.001228, and $0.000957 per share for Class A Shares, Class B Shares, and Class C Shares, respectively.

     The tax character of distributions paid during 2002 was as follows:

                                              INTERNATIONAL
                                                  GROWTH        MONEY MARKET     MONEY MARKET     MONEY MARKET
                                                PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                              CLASS A SHARES   CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
                                              --------------   --------------   --------------   --------------
      Distributions paid from:
        Ordinary income.....................      $3,522           $2,156            $181             $20

     The tax character of distributions paid during 2001 was as follows:

                                                                 TOP 20           TOP 20           TOP 20
                                                               PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                             CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
                                                             --------------   --------------   --------------
      Distributions paid from:
        Long-term capital gains............................     $125,496         $29,080          $18,267

     As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                     ALL CAP
                                                                     GROWTH
                                                                    PORTFOLIO
                                                                    ---------
      Unrealized Appreciation.....................................   $61,222

8. Borrowing Agreement

     The Funds have a short-term borrowing agreement with Custodial Trust Company which may be drawn upon for temporary purposes. For each short-term borrowing, the Funds pledge collateral. At December 31, 2002, the International Growth Portfolio had an outstanding loan of $40,136 at an annualized interest rate of 2.38%.

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE NAVELLIER MILLENNIUM FUNDS
RENO, NEVADA

      We have audited the accompanying statement of net assets of Navellier Top 20 Portfolio, Navellier All Cap Growth Portfolio, Navellier International Growth Portfolio, Navellier Large Cap Growth Portfolio, Navellier Mid Cap Growth Portfolio and Navellier Money Market Portfolio, each a series of shares of The Navellier Millennium Funds as of December 31, 2002, and the related statements of operations for the period then ended and the statements of changes in net assets and financial highlights for the periods indicated thereon. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Navellier Top 20 Portfolio, Navellier All Cap Growth Portfolio, Navellier International Growth Portfolio, Navellier Large Cap Growth Portfolio, Navellier Mid Cap Growth Portfolio and Navellier Money Market Portfolio as of December 31, 2002, the results of their operations for the period then ended and the changes in their net assets and financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 12, 2003

                                     PART C

                                OTHER INFORMATION


   ITEM 23         EXHIBITS
   (a)(1)          Certificate of Trust of Registrant(1)
   (a)(2)          Declaration of Trust of Registrant(1)
   (b)             By-Laws of Registrant(1)
   (c)             Not Applicable
   (d)             Investment Management Agreement between Registrant and
                   Navellier Management, Inc., dated September 9, 1998(1)
   (d)(1)          Investment Management Agreement between Navellier
                   International Growth Portfolio and Navellier Management, Inc.
                   dated May 25, 2000(4)
   (d)(2)          Investment Management Agreement between Navellier Large Cap
                   Growth Portfolio and Navellier Management, Inc. dated
                   May 25, 2000(4)
   (d)(3)          Investment Management Agreement between Navellier All Cap
                   Growth Portfolio and Navellier Management, Inc. dated
                   May 25, 2000(4)
   (d)(4)          Investment Management Agreement between Navellier Mid Cap
                   Growth Portfolio and Navellier Management, Inc. dated
                   2002
   (d)(5)          Investment Management Agreement between Navellier Money
                   Market Portfolio and Navellier Management, Inc. dated
                   2002
   (d)(6)          Sub-advisory Agreement between Navellier Management Inc. and
                   Money Management Advisers, Inc. dated April 15, 2002
   (e)(1)          Distribution Agreement dated August 26, 1999 (as amended May
                   25, 2000 and further amended February 28, 2002) for Class A
                   Shares
   (e)(2)          Distribution Agreement dated March 3, 2000 (as amended May
                   25, 2000 and further amended February 28, 2002) for Class B
                   Shares
   (e)(3)          Distribution Agreement dated August 26, 1999, (as amended May
                   25, 2000 and further amended February 28, 2002) for Class C
                   Shares
   (e)(4)          12b-1 Distribution Plan dated March 3, 2000 (as amended May
                   25, 2000) for each of the Fund Portfolios' Class B Shares(3)
   (e)(5)          Selected Dealer Agreement (specimen) for Class A, B and C
                   Shares(3)
   (f)             Not Applicable
   (g)             Agreement for Fund Accounting Services, Transfer Agency
                   Services and Custody Services between Registrant and
                   Rushmore Trust & Savings, FSB(1)
   (h)(1)          Administrative Services Agreement between Registrant and
                   Navellier Management, Inc. dated September 9, 1998(1)
   (h)(2)          Trustee Indemnification Agreements(1)
   (i)             Opinion and Consent of Counsel dated April 29, 2003
                   (filed herewith)
   (j)             Consent of Independent Auditors dated April 30, 2002
   (k)             Not Applicable(1)
   (l)             Subscription Agreement between The American Tiger Funds and
                   Louis Navellier, dated September 3, 1998(1)
   (l)(2)          Investment Adviser Operating Expense Reimbursement
                   Agreement(1)
   (m)(1)          12b-1 Distribution Plan dated August 26, 1999 (as amended
                   February 28, 2002) for Class A Shares
   (m)(2)          12b-1 Distribution Plan dated August 26, 1999 (as amended May
                   25, 2000 and further amended February 28, 2002) for each of the Fund Portfolios'  Class C Shares
   (n)             Financial Data Schedule dated December 31, 1999(2)
   (o)             Rule 18f-3 Plan dated December 27, 1999 as amended May 25,
                   2000(3)
   (p)(1)          Code of Ethics for The Navellier Millennium Funds(2)
   (p)(2)          Code of Ethics for Navellier Management, Inc.(2)
   (p)(3)          Code of Ethics for Navellier Securities Corp.(2)

(1) Incorporated by reference to the Registration Statement on Form N-1A, filed by Registrant on September 10, 1998 (Reg. No. 333-63155).
(2) Incorporated by reference to Registration Statement on Form N-1A, filed by Registrant on May 30, 2000 (Reg. No. 333-63155)
(3) Incorporated by reference to Registration Statement on Form N-1A, filed by Registrant on July 3, 2000 (Reg. No. 333-63155)
(4) Incorporated by reference to Registration Statement on Form N-1A, filed by Registrant on August 21, 2000 (Reg. No. 333-63155)

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 9 to Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Reno, Nevada on the 30th day of April 2003.


                                        THE NAVELLIER MILLENNIUM FUNDS

                                        By: /s/ LOUIS G. NAVELLIER
                                        Louis G. Navellier President and Trustee

    The Navellier Millennium Funds, and each person whose signature appears below hereby constitutes and appoints Louis Navellier as such person's true and lawful attorney-in-fact, with full power to sign for such person and in such person's name, in the capacities indicated below, any and all amendments to this Registration Statement, hereby ratifying and confirming such person's signature as it may be signed by said attorney-in-fact to any and all amendments to said Registration Statement.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons or their attorneys-in-fact pursuant to authorization given on September 9, 1998, in the capacities and on the date indicated:


     /s/ LOUIS G. NAVELLIER         Trustee and President          April 30,
     ---------------------------
                                                                   2003
     Louis G. Navellier(1)          (Principal Executive Officer)

     /s/ JOEL ROSSMAN               Trustee                        April 30,
     ---------------------------
                                                                   2003
     Joel Rossman

     /s/ BARRY SANDER               Trustee                        April 30,
     ---------------------------
                                                                   2003
     Barry Sander

     /s/ ARJEN KUYPER               Trustee and Treasurer          April 30,
     ---------------------------
                                                                   2003
     Arjen Kuyper(1)

     /s/ JACQUES DELACROIX          Trustee and Secretary          April 30,
     ---------------------------
                                                                   2003
     Jacques Delacroix



(1) These persons are interested persons affiliated with the Investment Adviser.

                                EXHIBIT INDEX


 EXHIBIT NO.       DOCUMENT NAME
 -----------       -------------
   (i)             Opinion and Consent of Counsel dated April 29, 2003
                   (filed herewith)



                                      107